Filed under Rule 497(c)
File Nos. 33-40603
811-6310

April 28, 2008

STATEMENT OF ADDITIONAL INFORMATION

Legg Mason Partners Variable Income Trust

Legg Mason Partners Variable Global High Yield Bond Portfolio
Legg Mason Partners Variable Strategic Bond Portfolio

55 Water Street
New York, New York 10041
800-451-2010

The Statement of Additional Information (this “SAI”) is not a prospectus and is meant to be read in conjunction with the current prospectuses of Legg Mason Partners Variable Global High Yield Bond Portfolio (“Global High Yield Bond Portfolio”) and Legg Mason Partners Variable Strategic Bond Portfolio (“Strategic Bond Portfolio”) (each, a “fund”).

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, each fund assumed the assets and liabilities of a predecessor fund with the same name effective April 30, 2007. Each fund is a series of Legg Mason Partners Variable Income Trust (the “Trust”), a Maryland business trust. Certain historical information contained in this SAI is that of each fund’s predecessor.

Shares of the funds are sold only to: (i) separate accounts of Participating Insurance Companies to fund the benefits for Variable Annuity (“VA”) contracts and Variable Life Insurance (“VLI”) policies; and (ii) Qualified Pension and Retirement Plans (“Plans”). Accordingly, all references to “shareholders” in each fund’s prospectus refer to such Participating Insurance Companies and Plans and not to individual contract or policy holders or plan participants. Each of the funds is classified as a diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”).

Additional information about a fund’s investments is available in the fund’s annual and semi-annual reports to shareholders. The annual reports contain financial statements that are incorporated herein by reference. Each fund’s prospectus and copies of these reports may be obtained free of charge from Participating Insurance Companies, by writing or calling the Trust at the address or telephone number set forth above or by visiting Legg Mason Partner’s website at http://leggmason.com/individualinvestors. Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker/dealer subsidiary of Legg Mason, Inc. (“Legg Mason”), serves as each fund’s sole and exclusive distributor.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

CONTENTS

Management	3
Investment Objectives and Strategies	13
Additional Investment Strategies and Risk Factors	16
Investment Policies	46
Portfolio Turnover	50
Disclosure of Portfolio Holdings	50
Portfolio Transactions	53
Taxes	56
Determination of Net Asset Value	57
Additional Purchase and Redemption Information	57
Investment Manager	58
Portfolio Managers	62
Distributor	67
Custodian and Transfer Agent	68
Additional Information	69
Financial Statements	74
Appendix A — Description of Ratings	A-l
Appendix B — Proxy Voting Guidelines & Procedures Summary — Western Asset Management Company and Western Asset Management Company Limited	B-l

MANAGEMENT

The business and affairs of the funds are managed by or under the direction of the Board of Trustees (the “Board”). The Board elects officers who are responsible for the day-to-day operations of the funds and who execute policies authorized by the Board.

The Trustees, including the Trustees of the funds who are not “interested persons” of the funds (the “Independent Trustees”) as defined in the 1940 Act and executive officers of the funds, their birth years, their principal occupations during at least the past five years (their titles may have varied during that period), the number of funds associated with Legg Mason that the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018.

				Number of
		Term of		Funds in
		Office(1) and		Fund	Other Board
		Length of		Complex	Memberships Held
Name and	Position(s)	Time	Principal Occupation(s)	Overseen	by Trustee During
Year of Birth	with Funds	Served(2)	During Past 5 Years	by Trustee	Past Five Years

Independent Trustees:
Elliott J. Berv Born 1943	Trustee	Since 1989	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)	68	Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998)
A. Benton Cocanougher Born 1938	Trustee	Since 1991	Dean Emeritus and Professor, Texas A&M University (since 2004); former Interim Chancellor, Texas A&M University System (from 2003 to 2004); formerly Special Adviser to the President, Texas A&M University (from 2002 to 2003); formerly Dean and Professor of Marketing, College and Graduate School of Business, Texas A&M University (1987 to 2001)	68	None
Jane F. Dasher Born 1949	Trustee	Since 1999	Chief Financial Officer, Korsant Partners, LLC (a family investment company)	68	None

				Number of
		Term of		Funds in
		Office(1) and		Fund	Other Board
		Length of		Complex	Memberships Held
Name and	Position(s)	Time	Principal Occupation(s)	Overseen	by Trustee During
Year of Birth	with Funds	Served(2)	During Past 5 Years	by Trustee	Past Five Years

Mark T. Finn Born 1943	Trustee	Since 1989	Adjunct Professor, College of William & Mary (since 2002); Principal/Member, Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); formerly, Vice Chairman and Chief Operating Officer, Lindner Asset Management Company (mutual fund company) (1999 to 2001); formerly, General Partner and Shareholder, Greenwich Ventures LLC (investment partnership) (1996 to 2001)	68	None
Rainer Greeven Born 1936	Trustee	Since 1994	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)	68	None
Stephen Randolph Gross Born 1947	Trustee	Since 1986	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003); formerly, Treasurer, Hank Aaron Enterprises (fast food franchise) (1985 to 2001); formerly, Partner, Capital Investment Advisory Partners (leverage buyout consulting) (2000 to 2002); formerly, Secretary, Carint N.A. (manufacturing) (1998 to 2002)	68	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)
Richard E. Hanson, Jr Born 1941	Trustee	Since 1985	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)	68	None

				Number of
		Term of		Funds in
		Office(1) and		Fund	Other Board
		Length of		Complex	Memberships Held
Name and	Position(s)	Time	Principal Occupation(s)	Overseen	by Trustee During
Year of Birth	with Funds	Served(2)	During Past 5 Years	by Trustee	Past Five Years

Diana R. Harrington Born 1940	Trustee	Since 1992	Professor, Babson College (since 1992)	68	None
Susan M. Heilbron Born 1945	Trustee	Since 1994	Independent Consultant (since 2001); formerly, President, Lacey & Heilbron (communications consulting) (1990-2002)	68	None
Susan B. Kerley Born 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisers, LLC (investment consulting) (since 1990)	68	Chairman and Independent Board Member of Eclipse Fund, Inc. and Eclipse Funds (which trade as Mainstay Funds) (currently supervises 16 investment companies in the fund complex) (since 1991)
Alan G. Merten Born 1941	Trustee	Since 1990	President, George Mason University (since 1996)	68	Director, Cardinal Financial Corporation (since November 2006) Trustee, First Potomac Realty Trust (since 2005); Director, Xybernaut Corporation (information technology) (2004 to 2006); Director, Digital Net Holdings, Inc. (2003 to 2004); Director, Comshare, Inc. (information technology) (1985 to 2003); Director, BTG, Inc. (information systems) (1997 to 2001)
R. Richardson Pettit Born 1942	Trustee	Since 1990	Formerly, Duncan Professor of Finance, University of Houston (1977 to 2006)	68	None

Number of
		Term of		Funds in
		Office(1) and		Fund	Other Board
		Length of		Complex	Memberships Held
Name and	Position(s)	Time	Principal Occupation(s)	Overseen	by Trustee During
Year of Birth	with Funds	Served(2)	During Past 5 Years	by Trustee	Past Five Years

Interested Trustee:
R. Jay Gerken, CFA† Born 1951	Trustee, President, Chairman and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co., LLC (“Legg Mason & Co.”); Chairman of the Board and Trustee/Director of 153 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Adviser Inc. (2002 to 2005)	138	Former Trustee, Consulting Group Capital Markets Funds (2002-2006)

(1)	Each Trustee serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

(2)	Indicates the earliest year in which the Trustee became a Board member for a fund in the Legg Mason Partners fund complex.

†	Mr. Gerken is an “interested person,” as defined in the 1940 Act, because of his position with the manager and/or certain of its affiliates.

Term of Office*
and Length of
Name, Year of Birth	Position(s)	Time	Principal Occupation(s)
and Address	with Fund	Served **	During Past 5 Years

OFFICERS:
R. Jay Gerken, CFA Born 1951 620 Eighth Avenue New York, NY 10018	Chairman, President and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co.; Chairman of the Board and Trustee/Director of 153 funds associated with LMPFA and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, SBFM and CFM (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Adviser Inc. (2002 to 2005)
Ted P. Becker Born 1951 620 Eighth Avenue New York, NY 10018	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason (2006 to present); Managing Director of Compliance at Legg Mason & Co. (2005 to present); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. (since 2006); Chief Compliance Officer of LMPFA and certain affiliates; Managing Director of Compliance at Citigroup Asset Management (“CAM,” a group of affiliated investment advisers, which included SBFM, Smith Barney Asset Management and CFM and other affiliated investment advisory entities) (2002 to 2005)
John Chiota Born 1968 300 First Stamford Place Stamford, CT 06902	Chief Anti- Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason & Co. (since 2005); Vice President at CAM (since 2004); Chief Anti- Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. (since 2006). Prior to August 2004, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse
Robert I. Frenkel Born 1954 300 First Stamford Place Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2005); Managing Director and General Counsel of Global Mutual Funds for CAM (since 2000); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. (since 2003). Previously, Secretary of CFM (2001 to 2004)

Term of Office*
and Length of
Name, Year of Birth	Position(s)	Time	Principal Occupation(s)
and Address	with Fund	Served **	During Past 5 Years

Frances M. Guggino Born 1957 55 Water Street New York, NY 10041	Treasurer and Chief Financial Officer	Since 2004	Director of Legg Mason & Co. (since 2005); Director at CAM (1992 to 2005); Treasurer and/ or Controller of certain funds associated with Legg Mason & Co. (since 2005); Treasurer and/or Controller of certain funds associated with CAM (1992 to 2005)
Jeanne M. Kelly Born 1951 620 Eighth Ave. New York, NY 10018	Senior Vice President	Since 2007	Managing Director, Legg Mason & Co., LLC (since 2005); Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); formerly, Director-Global Fund Administration, Citigroup Asset Management (from 1996-2005).
Thomas C. Mandia Born 1962 300 First Stamford Place Stamford, CT 06902	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005); Managing Director and Deputy General Counsel for CAM (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason & Co.
David Castano Born 1971 55 Water Street New York, NY 10041	Controller	Since 2007	Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Treasurer of Lord Abbett mutual funds (from 2004 to 2006); Supervisor at UBS Global Asset Management (from 2003 to 2004); Accounting Manager at CAM (prior to 2003)
Matthew Plastina Born 1970 55 Water Street New York, NY 10041	Controller	Since 2007	Assistant Vice President of Legg Mason or its predecessor (since 1999); Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2002 to 2007)

*	Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

**	Indicates the earliest year in which the officer took office for any funds in the Legg Mason Partners fund complex.

Officers of the funds receive no compensation from the funds, although they may be reimbursed by the funds for reasonable out-of-pocket travel expenses for attending Board meetings.

The Board has four standing Committees: the Audit Committee, Nominating and Governance Committee (referred to as the Nominating Committee), Investment and Performance Committee (referred to as the Performance Committee) and Pricing Committee. Each of the Audit, Nominating and Performance Committees is composed of all of the Independent Trustees. The Pricing Committee is composed of the Chairman of the Board and one Independent Trustee.

The Audit Committee oversees, among other things, the scope of the funds’ audit, the funds’ accounting and financial reporting policies and practices and its internal controls. The primary purposes of the Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the funds, and the qualifications and independence of the funds’ independent registered public accounting firm. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of the funds’ independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the funds by the independent registered public accounting firm and all permissible non-audit services provided by the funds’ independent registered public accounting firm to its manager and any affiliated service providers if the engagement relates directly to the funds’ operations and financial reporting.

The Nominating Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Nominating Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Nominating Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The Committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The Committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Trustee, the Nominating Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee;

•	whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with fund management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee;

•	the contribution which the person can make to the Board (or, if the person has previously served as a Trustee, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Trust, as applicable.

The Performance Committee is charged with, among other things, reviewing investment performance. The Performance Committee also assists the Board in fulfilling its responsibility for the review and negotiation of the funds’ investment management and subadvisory arrangements.

The Pricing Committee is charged with determining the fair value prices for securities when required.

The funds’ Board oversees all of the fixed-income-type funds in the fund complex. All members of the Board previously have served on Boards of Legg Mason Partners funds. The Board met 17 times during the funds’ last fiscal year. The Audit, Governance, Performance and Pricing Committees met four, four, four and eight times, respectively, during the funds’ last fiscal year.

The following table shows the amount of equity securities owned by the Trustees in the funds and other investment companies in the fund complex supervised by the Trustees as of December 31, 2007.

	Dollar Range		Aggregate Dollar
	of Equity		Range of Equity
	Securities in Funds		Securities in
	Global High	Strategic	Registered Investment
	Yield Bond	Bond	Companies Overseen
Name of Trustee	Portfolio	Portfolio	by Trustee

Independent Trustee
Elliott J. Berv	$0	$0	None
A. Benton Cocanougher	$0	$0	Over $100,000
Jane F. Dasher	$0	$0	Over $100,000
Mark T. Finn	$0	$0	Over $100,000
Rainer Greeven	$0	$0	$10,001-$50,000
Stephen Randolph Gross	$0	$0	None
Richard E. Hanson, Jr.	$0	$0	Over $100,000
Diana R. Harrington	$0	$0	$10,001-$50,000
Susan M. Heilbron	$0	$0	$10,001-$50,000
Susan B. Kerley	$0	$0	Over $100,000
Alan G. Merten	$0	$0	Over $100,000
R. Richardson Pettit	$0	$0	Over $100,000
Interested Trustee
R. Jay Gerken	$0	$0	Over $100,000

As of December 31, 2007, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the manager, subadviser or distributor of the funds, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the manager, subadviser or distributor of the funds.

Information regarding compensation paid by the funds to their Board is set forth below. The Independent Trustees receive a fee for each meeting of the funds’ Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the funds for his service as Trustee, but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

Each fund pays a pro rata share of the Trustee fees based upon asset size. Each fund currently pays each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of an annual fee of $160,000, plus $20,000 for each regularly scheduled Board meeting attended in person, and $2,500 for certain telephonic Board and Committee meetings in which that Trustee participates. The lead Independent Trustee will receive an additional $25,000 per year and the Chairs of the Audit Committee and Performance Committee will each receive an additional $15,000 per year.

Current Board

The current Trustees took office in April 2007. Information as to the compensation paid to the current Trustees for the fiscal year ended December 31, 2007 is shown on the following table.

					Number of
	Aggregate	Aggregate	Total Pension or	Total	Portfolios
	Compensation	Compensation	Retirement	Compensation	in Fund
	from the	from the	Benefits Paid	from Fund	Complex
	Global High	Strategic Bond	as Part of Fund	Complex Paid	Overseen
Name of Trustee	Yield Portfolio(1)	Portfolio(1)	Expenses	to Trustee(1)	by Trustee(4)

Independent Trustees
Elliott J. Berv	$123	$89	(2)	$506,630	68
A. Benton Cocanougher	$137	$99	(2)	$725,864	68
Jane F. Dasher	$293	$212	$0	$202,625	68
Mark T. Finn	$123	$89	(2)	$505,579	68
Rainer Greeven	$123	$89	$0	$188,500	68
Stephen Randolph Gross	$131	$94	(2)	$529,413	68
Richard E. Hanson, Jr.	$123	$89	$0	$160,500	68
Diana R. Harrington	$129	$93	(2)	$556,295	68
Susan M. Heilbron	$123	$89	$0	$190,500	68
Susan B. Kerley	$124	$89	(2)	$417,484	68
Alan G. Merten	$123	$89	(2)	$604,757	68
R. Richardson Pettit	$121	$88	(2)	$620,476	68
Name of Interested Trustee
R. Jay Gerken(3)	$0	$0	$0	$0	138

(1)	Includes amount paid by the fund with respect to benefits referred to in footnote 2.

(2)	Pursuant to prior retirement plans, certain Trustees are entitled to recieve a total retirement benefit from the fund complex as follows: Mr. Berv: $307,130; Mr. Cocanougher: $503,114; Mr. Finn: $306,079; Mr. Gross: $318,788; Ms. Harrington: $348,670; Ms. Kerley: $217,984; Mr. Merten: $405,257; and Mr. Pettit: $424,976. A portion of these benefits that have been paid are included, on a pro rata basis, in the aggregate compensation paid by the funds shown above. In addition each fund formerly overseen by these Trustees has paid a pro rata share (based upon asset size) of these benefits. Legg Mason or its affiliates agreed to reimburse these funds an amount equal to 50% of these benefits.

(3)	Mr. Gerken was not compensated for his services as a Trustee because of his affiliation with the manager.

(4)	As of April 28, 2008.

Prior Board

Prior to April 2007, the Directors listed below served as the Board of Directors of the funds. The following table shows the compensation paid to each former Director of the funds during the fiscal year ended December 31, 2007, for services as a Director.

			Aggregate
	Aggregate		Compensation
	Compensation		from
	from		Strategic
	Global High		Portfolio
	Yield Portfolio		for the
	for the		Fiscal Year
	Fiscal Year Ended		Ended
Name of Person	12/31/07		12/31/07

Independent Trustees
Carol L. Colman	$1,614	(2)	$1,614	(2)
Daniel P. Cronin	$357		$357
Leslie H. Gelb	$321	(2)	$321	(2)
William R. Hutchinson	$1,541		$1,522
Dr. Riordan Roett	$357		$357
Jeswald W. Salacuse	$357		$357
Interested Trustees
R. Jay Gerken(1)	$0		$0

(1)	Mr. Gerken was not compensated for his services as Director because of his affiliation with the manager.

(2)	Pursuant to prior retirement plans, certain Trustees are entitled to receive a total retirement benefit from the fund complex as follows: Ms. Coleman: $116,063 and Mr. Hutchinson: $151,890. A portion of these benefits that have been paid are included, on a pro rata basis, in the aggregate compensation paid by the funds shown above. In addition, each fund formerly overseen by these Trustees has paid a pro rata share (based upon asset size) of these benefits. Legg Mason or its affiliates have agreed to reimburse these funds an amount equal to 50% of these benefits.

None of the officers of the Trust received any compensation from the funds during the fiscal year ended December 31, 2007.

As of April 11, 2008, the Trustees and officers of the funds, as a group, owned less than 1% of the outstanding shares of common stock of a fund.

As of April 11, 2008, to the knowledge of the funds, no single shareholder or group (as the term is used in Section 13(d) of the Securities Exchange Act of 1934) owned beneficially or of record 5% or more of any class of the shares of a fund with the exception of the following:

Shareholder Name and Address	Class	% of Shares

Variable Strategic Bond Portfolio
METLIFE LIFE AND ANNUITY CO OF CT ATTN SHAREHOLDER ACCOUNTING DEPT P.O. BOX 990027 HARTFORD, CT 06199-0027	I	38.1792%

GE LIFE & ANNUITY ASSURANCE CO (GELAAC) ATTN VARIABLE ACCOUNTING 6610 W. BROAD STREET RICHMOND, VA 23230	I	33.8125%

METLIFE INSURANCE CO OF CONNECTICUT ATTN SHAREHOLDER ACCOUNTING DEPT P.O. BOX 990027 HARTFORD, CT 06199-0027	I	21.0188%

OM FINANCIAL LIFE INSURANCE CO FORMERLY FIDELITY & GUARANTY LIFE 1001 FLEET STREET BALTIMORE, MD 21202	II	100%

Global High Yield Bond Portfolio
METLIFE INSURANCE CO OF CONNECTICUT ATTN SHAREHOLDER ACCOUNTING DEPT P.O. BOX 990027 HARTFORD, CT 06199-0027	I	41.7771%

METLIFE INVESTORS USA INS CO METLIFE INVESTORS USA SEPARATE ACCOUNT A 5 PARK PLZ STE 1900 IRVINE, CA 92614-2549	I	38.426%

Shareholder Name and Address	Class	% of Shares

METLIFE LIFE AND ANNUITY CO OF CT ATTN: SHAREHOLDER ACCOUNTING DEPT P.O. BOX 990027 HARTFORD, CT 06199-0027	I	11.8592%

Global High Yield Bond Portfolio
LINCOLN BENEFIT LIFE 2940 S 84TH STREET LINCOLN, NE 68506-4142	II	95.7618%

INVESTMENT OBJECTIVES AND STRATEGIES

Each fund’s prospectus discusses the fund’s investment objective and strategies. The following supplements the description of each fund’s investment strategies in the prospectus.

Global High Yield Bond Portfolio

Investment objective:  The fund seeks to maximize total return, consistent with the preservation of capital.

Principal investment strategies:  The fund invests primarily in high yield fixed income securities issued by U.S. and foreign companies and foreign governments and their agencies and instrumentalities. The fund invests, under normal circumstances, at least 80% of its assets in high yield bonds and related instruments. The fund will limit its investments in emerging market governmental issuers to 35% of its assets. Emerging market countries are countries that, at the time of investment, are represented in the JP Morgan EMBI Global Index or categorized by the World Bank in its annual categorization as middle- or low-income.

The fund may also invest up to 100% of its assets in securities of foreign issuers.

Instead of investing directly in particular securities, the fund may gain exposure to a security or an issuer or a market by investing through the use of instruments such as derivatives, including credit default swaps, synthetic instruments and other instruments that are intended to provide similar economic exposure. The fund may use one or more types of such instruments to a substantial extent and even as its primary means of gaining investment exposures.

Credit quality:  The fund invests primarily in fixed income securities rated, at the time of purchase, below investment grade by a recognized rating agency or in unrated securities of equivalent quality as determined by the subadvisers. Below investment grade securities are commonly referred to as “junk bonds.” Junk bonds are speculative and their issuers may have diminished capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid and may be more difficult to value. Changes in economic conditions or other circumstances are likely to weaken the capacity of issuers of these securities to make principal and interest payments. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the fund may become the holders of underlying assets. In that case, the fund may become the holder of securities at a time when those assets may be difficult to sell or can be sold only at a loss.

In the event that a security is rated by different agencies and receives different ratings from these agencies, the fund will treat the security as being rated in the lowest rating category received from an agency.

The fund may invest in securities which are subordinated to more senior securities of the issuer, or represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

Duration:  The fund may invest in individual securities of any duration and does not attempt to maintain an average portfolio duration within any particular range. Duration is an approximate measure of the sensitivity of the market value of the fund’s portfolio to changes in interest rates.

The fund may engage in a variety of transactions using derivatives, including but not limited to, options, swaps, including credit default swaps, and warrants. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives may be used by the fund for any of the following purposes:

As a hedging technique in an attempt to manage risk in the fund’s portfolio

As a substitute for buying or selling securities

As a cash flow management technique

For purposes of enhancing returns

Using derivatives, especially for non-hedging purposes, may involve greater risks to the fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund.

Certain risks associated with the use of derivatives are discussed below. Such risks are magnified to the extent that a large portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

The fund from time to time may sell protection on debt securities by entering into credit default swaps, a type of derivative transaction. In return for periodic payments, the fund is obligated to pay the counterparty if the bond which is subject of the credit default swap defaults or is subject to a specified credit event. As the seller, the fund could be considered leveraged because, in addition to the investment exposure that it has on its assets, the fund is subject to investment exposure on the notional amount of the swap.

When the fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit the fund’s exposure to loss, however, and the fund will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the fund’s derivative exposure. Segregated assets cannot be sold by the fund unless they are replaced with other appropriate assets, and, as a result, the segregation of a large portion of a fund’s assets could impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

The fund’s subadvisers may choose not to make use of derivatives for a variety of reasons. Should the subadvisers choose to use derivatives, the fund will, in determining compliance with any percentage limitation or requirement regarding the use or investment of fund assets, take into account derivative positions that are intended to reduce or create exposure to the applicable category of investments, even if they are not effective to achieve the desired result

Strategic Bond Portfolio

Investment objective.  The fund seeks to maximize total return, consistent with the preservation of capital.

Key investments.  The fund invests primarily in a globally diverse portfolio of fixed income securities and, under normal circumstances, the fund invests at least 80% of its assets in fixed income securities and related instruments. The portfolio managers have broad discretion to allocate the fund’s assets among the following segments of the international market for fixed income securities:

•	U.S. government obligations

•	Investment and non-investment grade U.S. and foreign corporate debt, including issuers in emerging market countries

•	Mortgage and asset-backed securities

•	Investment and non-investment grade sovereign debt, including issuers in emerging market countries.

The fund may invest up to 100% of its assets in securities of foreign issuers, including securities of issuers located in emerging markets. An emerging market country includes any country which, at the time of investment, is represented in the JP Morgan EMBI Global Index or categorized by the World Bank in its annual categorization as middle- or low-income. Foreign securities may be non-U.S. dollar denominated.

Instead of investing directly in particular securities, the fund may gain exposure to a security or an issuer or a market by investing through the use of instruments such as derivatives, including credit default swaps, synthetic instruments and other instruments that are intended to provide similar economic exposure. The fund may use one or more types of such instruments to a substantial extent and even as its primary means of gaining investment exposures.

Credit quality:  The fund invests in fixed income securities across a range of credit qualities and may invest a substantial portion of the fund’s assets in obligations rated below investment grade by a recognized rating agency, or, in unrated securities of equivalent quality as determined by the subadvisers. Below investment grade securities are commonly referred to as “junk bonds.”

Junk bonds are speculative and their issuers may have diminished capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid and may be more difficult to value. Changes in economic conditions or other circumstances are likely to weaken the capacity of issuers of these securities to make principal and interest payments.

Upon the occurrence of certain triggering events or defaults, the investors in a security held by the fund may become the holders of underlying assets at a time when those assets may be difficult to sell or can be sold only at a loss.

The fund may invest in securities which are subordinated to more senior securities of the issuer, or represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

Duration:  The fund normally maintains an average duration of between three and seven years. However, the fund may invest in securities of any duration and may at times hold a substantial portion of its assets in short-term securities. Generally, “duration” of a fixed-income security is the weighted average maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Every year of duration represents an expected 1% change in the price of a bond for every 1% change in interest rates. For example, if a bond has a duration of 4 years, its price will fall about 4% when interest rates rise by 1%.

The fund may engage in a variety of transactions using derivatives, including but not limited to, options, swaps, including credit default swaps, and warrants. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives may be used by the fund for any of the following purposes:

•	As hedging technique in an attempt to manage risk in the fund’s portfolio

•	As a substitute for buying or selling securities

•	As a cash flow management technique

•	For purposes of enhancing returns

Using derivatives, especially for non-hedging purposes, may involve greater risks to the fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund.

Certain risks associated with the use of derivatives are discussed below. Such risks are magnified to the extent that a large portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

The fund from time to time may sell protection on debt securities by entering into credit default swaps, a type of derivative transaction. In return for periodic payments, the fund is obligated to pay the counterparty if the bond which is subject of the credit default swap defaults or is subject to a specified credit event. As the seller, the fund could be considered leveraged because, in addition to the investment exposure that it has on its assets, the fund is subject to investment exposure on the notional amount of the swap.

When the fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit the fund’s exposure to loss, however, and the fund will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the fund’s derivative exposure. Segregated assets cannot be sold by the fund unless they are replaced with other appropriate assets, and, as a result, the segregation of a large portion of a fund’s assets could impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

The fund’s subadvisers may choose not to make use of derivatives for a variety of reasons. Should the subadvisers choose to use derivatives, the fund will, in determining compliance with any percentage limitation or requirement regarding the use or investment of fund assets, take into account derivative positions that are intended to reduce or create exposure to the applicable category of investments, even if they are not effective to achieve the desired result.

ADDITIONAL INVESTMENT STRATEGIES AND RISK FACTORS

Each fund’s principal investment strategies are described above. The following provides additional information on these principal strategies and describes other investment strategies that may be used by a fund. Each fund may, but need not, invest in all of the investments and utilize all of the investment techniques described below and in the Prospectus. The selection of investments and the utilization of investment techniques depend on, among other things, the subadviser’s investment strategies of a fund, conditions and trends in the economy and financial markets and investments being available on terms that, in the subadviser’s opinion, make economic sense.

Adjustable Rate Mortgage Securities

Unlike fixed rate mortgage securities, adjustable rate mortgage securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. A fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage. In this event, the value of the mortgage securities in a fund would likely decrease. Also, a fund’s net asset value could vary to the extent that current yields on adjustable rate mortgage securities are different than market yields during interim periods between coupon reset dates or if the timing of changes to the index upon which the rate for the underlying mortgages is based lags behind changes in market rates. During periods of declining interest rates, income to a fund derived from adjustable rate mortgages which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgages, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments. During periods of rising interest rates, as the rates on adjustable mortgage loans reset to higher rates, the number of defaults on the underlying mortgage loans may increase, causing losses to a fund.

Asset-Backed Securities

Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, which are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. The pool of assets generally represents the obligations of a number of different parties. Asset-backed securities frequently carry credit protection in the form of extra collateral, subordinated certificates, cash reserve accounts, letters of credit or other enhancements. For example, payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution unaffiliated with the entities issuing the securities. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, receivables from revolving credit (credit card) agreements, and home equity loans.

Asset-backed securities present certain risks which are, generally, related to limited interests, if any, in related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Other types of asset-backed securities will be subject to the risks associated with the underlying assets. If a letter of credit or other form of credit enhancement is exhausted or otherwise unavailable, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying assets are not realized.

See also “Commercial Paper” below.

Bank Obligations

Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations.

Bank obligations that may be purchased by a fund include certificates of deposit, banker’s acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

Investors should also be aware that securities issued or guaranteed by foreign banks, foreign branches of U.S. banks, and foreign government and private issuers may involve investment risks in addition to those relating to domestic obligations. None of the funds will purchase bank obligations which the portfolio managers believe, at the time of purchase, will be subject to exchange controls or foreign withholding taxes; however, there can be no assurance that such laws may not become applicable to certain of the funds’ investments. In the event unforeseen exchange controls or foreign withholding taxes are imposed with respect to a fund’s investments, the effect may be to reduce the income received by the fund on such investments.

Borrowing

The funds may borrow in certain circumstances. As discussed under “Investment Policies,” below, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires a fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings.

The Securities and Exchange Commission (the “SEC”) takes the position that transactions that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing, including, among others, engaging in mortgage dollar rolls, can be viewed as constituting a form of borrowing and therefore senior securities of the fund for purposes of the 1940 Act. Such a transaction will not be considered to constitute the issuance of a “senior security” by a fund and will not be subject to the 300% asset coverage requirement described above, if the fund sets aside cash, U.S. government securities or other liquid assets equal in value to its obligations in respect of the transaction, or uses other methods permitted under the 1940 Act, the rules and regulations thereunder, or orders issued by the SEC thereunder, to “cover” the transaction.

Borrowing and other transactions used for leverage may cause the value of a fund’s shares to be more volatile than if the fund did not borrow or engage in such transactions. This is because leverage tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Leverage thus creates an opportunity for greater gains, but also greater losses. To repay such obligations, the fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with engaging in leverage, and these costs would offset and could eliminate a fund’s net investment income in any given period.

Brady Bonds

Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity, (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”).

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which a fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the fund to suffer a loss of interest or principal on any of its holdings.

Collateralized Mortgage Obligations and Multi-Class Pass-Through Securities

Strategic Bond Portfolio may invest in collateralized mortgage obligations (“CMOs”). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by whole loans or private pass-throughs (such collateral collectively hereinafter referred to as “mortgage assets”). Multi-class pass-through securities are interests in a trust composed of mortgage assets. Unless the context indicates otherwise, all references herein to CMOs include multi-class pass-through securities. Payments of principal and of interest on the mortgage assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the mortgage assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the mortgage assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Strategic Bond Portfolio has no present intention to invest in CMO residuals. The market for CMOs may be less liquid than the market for other securities. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Strategic Bond Portfolio may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs (“PAC Bonds”). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities.

See also “Guaranteed Mortgage Pass-Through Securities” and “Mortgage-Backed Securities” below.

Commercial Paper

Commercial paper consists of short-term (usually one to 270 days) unsecured promissory notes issues by corporations in order to finance their current operations.

The funds may purchase asset-backed commercial paper (“ABCP”) that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP, which may be included in revolving pools of assets with large numbers of obligors, include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to the fund investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

Common Stock

Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. Common stocks do not represent an obligation of the issuer, and do not offer the degree of protection of debt securities. The issuance of debt securities or preferred stock by an issuer will create prior claims which could adversely affect the rights of holders of common stock with respect to the assets of the issuer upon liquidation or bankruptcy.

Convertible Securities

Convertible securities are typically preferred stock or bonds that are convertible into common stock at a specified price or conversion ratio. Because they have the characteristics of both fixed-income securities and common stock, convertible securities are sometimes called “hybrid” securities. Convertible bonds, debentures and notes are debt obligations offering a stated interest rate; convertible preferred stocks are senior securities of a company offering a stated dividend rate. Convertible securities will at times be priced in the market like other fixed-income securities — that is, their prices will tend to rise when interest rates decline and will tend to fall when interest rates rise. However, because a convertible security provides an option to the holder to exchange the security for either a specified number of the issuer’s common shares at a stated price per share or the cash value of such common shares, the security market price will tend to fluctuate in relationship to the price of the common shares into which it is convertible. Thus, convertible securities will ordinarily provide opportunities for producing both current income and longer-term capital appreciation. Because convertible securities are usually viewed by the issuer as future common stock, they are generally subordinated to other senior securities and therefore are rated one category lower than the issuer’s non-convertible debt obligations or preferred stock.

Deferred Interest Bonds

Deferred interest bonds are debt obligations that generally provide for a period of delay before the regular payment of interest begins and that are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond’s term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash. A fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the fund’s distribution obligations.

Depositary Receipts

Securities of foreign issuers may be purchased directly or through depositary receipts, such as ADRs, EDRs and Global Depository Receipts (“GDRs”) or other securities representing underlying shares of foreign companies. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts, respectively, evidencing a similar arrangement.

ADRs, EDRs and GDRs are issued through “sponsored” or “unsponsored” arrangements. In a sponsored arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depositary’s transaction fees are paid by the holders. In addition, less information is generally available in the United States about the issuer of an unsponsored depository receipt as it is for the issuer of a sponsored depository receipt.

Derivative Instruments — Options, Futures and Other Strategies

General.  Each fund may invest in certain options, futures contracts (sometimes referred to as “futures”), options on futures contracts, forward contracts, swaps, caps, floors, collars, indexed securities and other derivative instruments (collectively, “Financial Instruments”) to, among other things, attempt to hedge its investments or attempt to enhance its return or yield through non-hedging strategies. Except as otherwise provided in the Prospectus, this SAI or by applicable law, each fund may purchase and sell any type of Financial Instrument.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission. In addition, a fund’s ability to use Financial Instruments may be limited by tax considerations.

Hedging strategies can be broadly categorized as “short hedges” and “long hedges.” A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a fund’s portfolio. Thus, in a short hedge the fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a fund intends to acquire. Thus, in a long hedge, the fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, a fund does not own a corresponding security and, therefore, the transaction does not relate to the portfolio security that the fund owns. Rather, it relates to a security that the fund intends to acquire. If the fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the fund’s portfolio is the same as if the transaction were entered into for speculative purposes.

Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that a fund owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which the fund has invested or expects to invest. Financial Instruments on debt securities generally are used to hedge either individual securities or broad debt market sectors.

In addition to the instruments, strategies and risks described below, the subadviser expects to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as the subadviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The subadviser may utilize these opportunities to the extent that they are consistent with a fund’s investment objective and permitted by its investment limitations and applicable regulatory authorities. A fund might not use any of these strategies, and there can be no assurance that any strategy used will succeed.

Risks.  The use of Financial Instruments involves special considerations and risks, certain of which are described below, and may result in losses to a fund. In general, these techniques may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Even a small investment in derivatives may magnify or otherwise increase investment losses to a fund. A fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

Successful use of most Financial Instruments depends upon the subadviser’s ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.

A fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If a fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time.

A fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the fund.

Certain Risks Associated with Hedging Strategies.  There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities or other assets being hedged.

Because there are a limited number of types of exchange-traded Financial Instruments, it is likely that the standardized contracts available will not match a fund’s current or anticipated investments exactly. Each fund may invest in Financial Instruments based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves a risk that the position in Financial Instruments will not track the performance of the fund’s other investments.

Prices of Financial Instruments can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund’s portfolio investments well. Prices of Financial Instruments are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the markets for Financial Instruments and the securities markets, from structural differences in how Financial Instruments and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell Financial Instruments with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the fund’s positions in Financial Instruments are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if a fund entered into a short hedge because its subadviser projected a decline in the price of a security in the fund’s portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the fund could suffer a loss. In either such case, the fund would have been in a better position had it not attempted to hedge at all.

Cover.  Transactions using Financial Instruments, other than purchased options, expose a fund to an obligation to another party. Each fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, segregate on its books cash or liquid assets in the prescribed amount as determined daily. Each fund may cover such transactions using other methods currently or as may be permitted in the future under the 1940 Act or orders issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by a fund.

Assets used as cover cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a fund’s assets to cover in accounts could impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

Options.  A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

Each fund may purchase call options for any purpose. For example, a call option may be purchased by a fund as a long hedge. Call options also may be used as a means of participating in an anticipated price increase of a security on a more limited risk basis than would be possible if the security itself were purchased. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit a fund’s potential loss to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the fund either sells or exercises the option, any profit realized would be reduced by the premium.

Each fund may purchase put options for any purpose. For example, a put option may be purchased by the fund as a short hedge. The put option enables a fund to sell the underlying security at the predetermined exercise price; thus the potential for loss to the fund below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit the fund realizes on the sale of the security would be reduced by the premium paid for the put option less any amount for which the put option may be sold.

Writing put or call options can enable a fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, a fund may also suffer a loss as a result of writing options. For example, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the fund would suffer a loss.

Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the fund will be obligated to sell the security or currency at less than its market value. If the call option is an over the counter (“OTC”) option, the securities or other assets used as cover may be considered illiquid.

Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a fund will be obligated to purchase the security or currency at more than its market value. If the put option is an OTC option, the securities or other assets used as cover may be considered illiquid.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions.

A fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a fund to realize profits or limit losses on an option position prior to its exercise or expiration.

A type of put that each fund may purchase is an “optional delivery standby commitment,” which is entered into by parties selling debt securities to the fund. An optional delivery standby commitment gives a fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

Risks of Options on Securities.  Options may result in a fund’s net asset value being more sensitive to changes in the value of the related instrument. A fund may purchase or write both exchange-traded and OTC options.

Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the fund as well as the loss of any expected benefit of the transaction.

A fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a fund might be unable to close out an OTC option position at any time prior to its expiration, if at all.

If a fund were unable to effect a closing transaction for an option it had purchased, due to the absence of a secondary market, the imposition of price limits or otherwise, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a fund could cause material losses because the fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options have varying expiration dates. The exercise price of the options may be below, equal to or above the current market value of the underlying security or other instrument. Options purchased by a fund that expire unexercised have no value, and the fund will realize a loss in the amount of the premium paid and any transaction costs. If an option written by a fund expires unexercised, the fund realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.

Options on Indices.  Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When a fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the fund’s exercise of the put, to deliver to the fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices.  The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, when a fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, a fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if a fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, a fund, as a call writer, will not learn that the fund has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer’s obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

If a fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options.  Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Generally, OTC non-U.S. currency options used by a fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

Futures Contracts and Options on Futures Contracts.  A financial futures contract sale creates an obligation by the seller to deliver the type of Financial Instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of Financial Instrument called for in the contract in a specified delivery month at a stated price. A fund may invest in single security futures contracts to the extent permitted by applicable law. Options on futures give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield. To the extent permitted by applicable law and a fund’s investment policies, a fund may also write call and put options on futures contracts that are not covered.

In addition, futures strategies can be used to manage the average duration of a fund’s fixed-income portfolio. If the subadviser wishes to shorten the average duration of a fund’s fixed-income portfolio, the fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If the subadviser wishes to lengthen the average duration of a fund’s fixed-income portfolio, the fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

Futures contracts may also be used for non-hedging purposes, such as to simulate full investment in underlying securities while retaining a cash balance for portfolio management purposes, as a substitute for direct investment in a security, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract or option is priced more attractively than the underlying security or index.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a fund is required to deposit “initial margin.” Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking-to-market.” Variation margin does not involve borrowing, but rather represents a daily settlement of a fund’s obligations to or from a futures broker. When a fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a fund when the use of a futures contract would not, such as when there is no movement in the value of the securities or currencies being hedged. In contrast, when a fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Although some futures and options on futures call for making or taking delivery of the underlying securities or currencies, generally those contracts are closed out prior to delivery by offsetting purchases or sales of matching futures or options (involving the same currency or underlying security and delivery month). If an offsetting purchase price is less than the original sale price, a fund realizes a gain, or if it is more, the fund realizes a loss. If an offsetting sale price is more than the original purchase price, a fund realizes a gain, or if it is less, the fund realizes a loss. A fund will also bear transaction costs for each contract, which will be included in these calculations. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Each fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA.

Risks of Futures Contracts and Options Thereon.  The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by the subadviser may still not result in a successful transaction. Of course, the subadviser may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

Index Futures.  The risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of the hedge increases as the composition of a fund’s portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. If the price of the index futures moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, a fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, a fund may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where a fund has sold index futures contracts to hedge against decline in the market, the market may advance and the value of the securities held in the fund may decline. If this occurred, the fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices on which the futures contracts are based.

Where index futures are purchased to hedge against a possible increase in the price of securities before a fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

To the extent such instruments are permitted by applicable law and a fund’s investment policies, a fund may invest in security futures. Such investments are expected to be subject to risks similar to those of index future investing.

Non-U.S. Currency Hedging Strategies — Special Considerations.  Each fund may invest in securities that are denominated in non-U.S. currencies and may engage in a variety of non-U.S. currency exchange transactions to protect against uncertainty in the level of future exchange rates or to earn additional income. A fund may use options and futures contracts, swaps and indexed notes relating to non-U.S. currencies as described above and forward currency contracts, as described below, to attempt to hedge against movements in the values of the non-U.S. currencies in which the fund’s securities are denominated or to attempt to enhance income or yield. Currency hedges can protect against price movements in a security that a fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

A fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, the fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the value of which the fund’s subadviser believes will have a high degree of correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used.

The value of Financial Instruments on non-U.S. currencies depends on the value of the underlying currency relative to the U.S. dollar. Because non-U.S. currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, a fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying non-U.S. currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for non-U.S. currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in non-U.S. currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

Settlement of hedging transactions involving non-U.S. currencies might be required to take place within the country issuing the underlying currency. Thus, a fund might be required to accept or make delivery of the underlying non-U.S. currency in accordance with any U.S. or non-U.S. regulations regarding the maintenance of

non-U.S. banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Options on non-U.S. currencies also have the risks of options on securities. See “Risks of Options on Securities” above.

Forward Currency Contracts.  Each fund may enter into forward currency contracts to purchase or sell non-U.S. currencies for a fixed amount of U.S. dollars or another non-U.S. currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. Forward currency contracts may be used to attempt to hedge currency exposure or to enhance return or yield.

Such transactions may serve as long hedges; for example, a fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a non-U.S. currency that a fund intends to acquire. Forward currency contract transactions may also serve as short hedges; for example, a fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security, dividend or interest payment denominated in a non-U.S. currency.

Each fund may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in non-U.S. currency. For example, if a fund owned securities denominated in euros, it could enter into a forward currency contract to sell euros in return for U.S. dollars to hedge against possible declines in the euro’s value. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the Euro. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

The cost to a fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

As is the case with futures contracts, parties to forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a fund might be unable to close out a forward currency contract at any time prior to maturity, if at all. In either event, a fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain the required cover.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the non-U.S. currency, will change after the forward currency contract has been established. Thus, a fund might need to purchase or sell non-U.S. currencies in the spot (cash) market to the extent such non-U.S. currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

Successful use of forward currency contracts depends on the subadviser’s skill in analyzing and predicting currency values. Forward currency contracts may substantially change a fund’s exposure to changes in currency exchange rates and could result in losses to the fund if currencies do not perform as the fund’s subadviser anticipates. There is no assurance that the subadviser’s use of forward currency contracts will be advantageous to the fund or that the subadviser will hedge at an appropriate time.

Combined Positions.  A fund may purchase and write options in combination with each other, or in combination with other Financial Instruments, to adjust the risk and return characteristics of its overall position. For example, a fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Turnover.  A fund’s options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by a fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the fund’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. Each fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

Swaps, Caps, Floors and Collars.  Each fund may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the fund anticipates purchasing at a later date or to attempt to enhance yield. A swap involves the exchange by a fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.

Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of a fund’s investments and its share price and yield because, and to the extent, these agreements affect a fund’s exposure to long- or short-term interest rates, non-U.S. currency values, mortgage-backed security values, corporate borrowing rates or other factors such as security prices or inflation rates.

Swap agreements will tend to shift a fund’s investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options.

If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, a fund will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of a counterparty’s insolvency.

Each fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, a fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or a non- U.S. corporate issuer, on the debt obligation. In return, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, a fund would be subject to investment exposure on the notional amount of the swap which may be significantly larger than the fund’s cost to enter into the credit default swap.

Each fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve credit risk — that the seller may fail to satisfy its payment obligations to a fund in the event of a default.

The net amount of the excess, if any, of a fund’s obligations over its entitlements with respect to each swap will be accrued on a daily basis, depending on whether a threshold amount (if any) is exceeded, and an amount of cash or liquid assets having an aggregate net asset value approximately equal to the accrued excess will be maintained as collateral. Each fund will also maintain collateral with respect to its total obligations under any swaps that are not entered into on a net basis, and will maintain collateral as required by SEC guidelines from time to time with respect to caps and floors written by the fund.

Flexibility.  Generally, the foregoing is not intended to limit the fund’s investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by each fund as broadly as possible. Statements concerning what a fund may do are not intended to limit other any activity. Each fund maintains the flexibility to use Financial Instruments for any purpose consistent with applicable law and any express limitations in the SAI or the Prospectus.

Firm Commitments

Each fund may purchase securities on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. A fund will only make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. A fund will set aside liquid assets in an amount at least equal in value to the fund’s commitments to purchase securities on a firm commitment basis. If the value of these assets declines, the fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Fixed-Income Securities

Fixed-income securities include bonds, debentures, notes, commercial paper, loans, and other instruments issued by banks, corporations, local and state and national governments, both U.S. and foreign, and supranational entities. Except to the extent that values are affected independently by other factors such as developments relating to a specific issuer, when interest rates decline, the value of a fixed-income portfolio can generally be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can generally be expected to decline. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes, particularly if such securities were purchased at a discount. Because the funds will invest primarily in fixed-income securities, the net asset value of these fund’s shares can be expected to change as general levels of interest rates fluctuate. It should be noted that the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities.

While debt securities carrying the fourth highest quality rating (“Baa” by Moody’s or “BBB” by S&P) are considered investment grade and are viewed to have adequate capacity for payment of principal and interest, investments in such securities involve a higher degree of risk than that associated with investments in debt securities in the higher rating categories and such debt securities lack outstanding investment characteristics and in fact have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt securities. Debt securities rated lower than investment grade are called high yield securities. See “High Yield Securities” below.

In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although a fund would typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a “call option” and redeems the security during a time of declining interest rates, a fund may realize a capital loss on its investment if the security was purchased at a premium and a fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the fund. Conversely, during periods of rising interest rates, redemption or prepayment rates may slow, leading to an extension in the expected maturity of the obligation, leading to greater price volatility.

Floating and Variable Rate Instruments

General.  The funds may invest in floating and variable rate obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of the floating or variable rate obligations that may be purchased by a fund may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. A fund will limit its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. The portfolio managers or the applicable subadviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

Liquidity.  Certain of the floating or variable rate obligations that may be purchased by a fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity. Some of the demand instruments purchased by a fund are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, a fund will nonetheless treat the instrument as “readily marketable” for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as “not readily marketable” and therefore illiquid.

Limitations.  A fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date such fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a fund’s custodian subject to a sub-custodian agreement approved by such fund between that bank and the fund’s custodian.

Foreign Securities

Investors should recognize that investing in the securities of foreign issuers involves special considerations. Investments in securities of foreign issuers may involve risks arising from differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and illiquidity of certain foreign securities markets, greater difficulty in determining the fair value of securities, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions and, as with domestic multinational corporations, from fluctuating interest rates.

In addition, there may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected and the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default in any such foreign obligations, it may be more difficult for a fund to obtain or enforce a judgment against the issuers of such obligations.

Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of a fund’s income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might adversely affect payments due on securities held by a fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of a fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian’s bankruptcy. Moreover, brokerage commissions and other transactions costs on foreign securities exchanges are generally higher than in the United States.

There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The 1940 Act limits a fund’s ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may also restrict a fund’s investments in certain foreign banks and other financial institutions.

Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, appropriate custodial services for investment securities may not be available in some countries having smaller, emerging capital markets, which may result in a fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement or other problems could result in periods when assets of a fund are uninvested and no return is earned thereon. The inability of a fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause a fund to forego attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to a fund due to subsequent declines in the value of such portfolio security or, if the fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Emerging Market Countries.  “Emerging markets” include any country, which at the time of investment, is represented in the JP Morgan EMBI Global Index or is categorized by the World Bank in its annual categorization as “middle- or low-income.” The JP Morgan EMBI Global Index country and regional composition currently includes 27 countries, including Argentina, Brazil, Mexico, South Korea, Russia, Venezuela, Philippines, Poland, Malaysia, Panama, Bulgaria, Nigeria, China, Ecuador, Peru, Colombia, Morocco, Greece, Turkey, Hungary, Croatia, Lebanon, South Africa, Algeria, Thailand, Chile and Cote d’Ivoire. The World Bank’s list of countries categorized as low-or middle-income includes a total of 152 countries in its index, including the 27 countries included in the JP Morgan EMBI Global Index. Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in emerging market countries. For example, some of the currencies of emerging market countries have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain of such countries face serious exchange constraints. In addition, governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies.

Accordingly, government actions in the future could have a significant effect on economic conditions in developing countries which could affect private sector companies and consequently, the value of certain securities held in a fund’s portfolio.

Investment in certain emerging market securities is restricted or controlled to varying degrees which may at times limit or preclude investment in certain emerging market securities and increase the costs and expenses of a fund. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests and/or impose additional taxes on foreign investors.

The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of a fund. For example, the fund may be required in some countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the fund. Re-registration may in some instances not occur on a timely basis, resulting in a delay during which the fund may be denied certain of its rights as an investor.

Certain emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors which could adversely affect a fund. In addition, if a deterioration occurs in the country’s balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in emerging market countries may require a fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the fund.

With respect to investments in certain emerging market countries, different legal standards may have an adverse impact on a fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

Certain markets are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in emerging market countries typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for a fund and may have an adverse impact on the investment performance of a fund.

Guaranteed Mortgage Pass-through Securities

Strategic Bond Portfolio may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities. Any guarantee of such securities runs only to principal and interest payments on the securities and not to the market value of such securities or the principal and interest payments on the underlying mortgages. In addition, the guarantee only runs to the portfolio securities held by a fund and not to the purchase of shares of the fund. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. Guaranteed mortgage pass-through securities are often sold on a to-be-acquired or “TBA” basis. Such securities are typically sold one to three months in advance of issuance, prior to the identification of the underlying pools of mortgage securities but with the interest payment provisions fixed in advance. The underlying pools of mortgage securities are identified shortly before settlement and must meet certain parameters.

The guaranteed mortgage pass-through securities in which a fund may invest may include those issued or guaranteed by Ginnie Mae (“Ginnie Mae Certificates”), the Federal National Mortgage Association (“Fannie Mae Certificates”) and Freddie Mac (“Freddie Mac Certificates”).

Ginnie Mae Certificates.  Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The full faith and credit of the U.S. government is pledged to the payment of amounts that may be required to be paid under any guarantee, but not as to the market value of such securities. The Ginnie Mae Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be Federal Housing Administration Loans (“FHA Loans”) or Veterans’ Administration Loans (“VA Loans”) and, except as otherwise specified above, will be fully amortizing loans secured by first liens on one- to four-family housing units.

Fannie Mae Certificates.  Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. Each Fannie Mae Certificate will entitle the registered holder thereof to receive amounts representing such holder’s pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate’s pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder’s proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae Certificate, but not the market value thereof, will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the U.S. government. Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.

Freddie Mac Certificates.  Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the “FHLMC Act”). Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal or the market value of the securities. Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following: (i) foreclosure sale; (ii) payment of a claim by any mortgage insurer; or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a “Freddie Mac Certificate group”) purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Recent accounting issues at Fannie Mae and Freddie Mac have resulted in turnover of top management at those entities and have led to increased congressional scrutiny and proposals for changes to how these government sponsored entities are regulated. It is unclear what effect that any such changes, if implemented, would have on the funds or on their investment in certificates issued by Fannie Mae or Freddie Mac.

High Yield Securities

Global High Yield Bond Portfolio and Strategic Bond Portfolio may invest without limitation in domestic and foreign “high yield” securities, commonly known as “junk bonds.”

Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities as determined by the portfolio managers will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Medium- and lower-rated securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or are in default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by a fund with a commensurate effect on the value of the fund’s shares.

Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. A description of the ratings used by Moody’s and S&P is set forth in Appendix A. The ratings of Moody’s and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities. Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located. Ratings generally take into account the currency in which a non-U.S. debt instrument is denominated. Instruments issued by a foreign government in other than the local currency, for example, typically have a lower rating than local currency instruments due to the existence of an additional risk that the government will be unable to obtain the required foreign currency to service its foreign currency denominated debt. In general, the ratings of debt securities or obligations issued by a non-U.S. public or private entity will not be higher than the rating of the currency or the foreign currency debt of the central government of the country in which the issuer is located, regardless of the intrinsic creditworthiness of the issuer.

The secondary markets for high yield securities are not as liquid as the secondary markets for higher-rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of a fund holding such securities to dispose of particular portfolio investments, may adversely affect the fund’s net asset value per share and may limit the ability of such a fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If a fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value such fund’s portfolio securities, and a greater degree of judgment may be necessary in making such valuations. Less liquid secondary markets may also affect the ability of a fund to sell securities at their fair value. If the secondary markets for high yield securities contract due to adverse economic conditions or for other reasons, certain liquid securities in a fund’s portfolio may become illiquid and the proportion of the fund’s assets invested in illiquid securities may significantly increase.

Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect a fund’s net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in recent years.

High Yield Corporate Securities.  While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. A fund also may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

The development of a market for high yield non-U.S. corporate securities has been a relatively recent phenomenon. On the other hand, the market for high yield U.S. corporate debt securities is more established than that for high yield non-U.S. corporate debt securities, but has undergone significant changes in the past and may undergo significant changes in the future.

High yield non-U.S. and U.S. corporate securities in which the applicable funds may invest include bonds, debentures, notes, commercial paper and preferred stock and will generally be unsecured. Most of the debt securities will bear interest at fixed rates. However, a fund may also invest in corporate debt securities with variable rates of interest or which involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower’s attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

Distressed Debt Securities.  Distressed debt securities are debt securities that are purchased in the secondary market and are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by a fund or are rated in the lower rating categories (Ca or lower by Moody’s and CC or lower by S&P) or which, if unrated, are in the judgment of the investment manager of equivalent quality. Investment in distressed debt securities is speculative and involves significant risk. The risks associated with high yield securities are heightened by investing in distressed debt securities.

A fund will generally make such investments only when the portfolio managers believe it is reasonably likely that the issuer of the distressed debt securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the fund will receive new securities (e.g., equity securities). However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a fund makes its investment in distressed debt securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that the fund will receive any interest payments on the distressed debt securities, the fund will be subject to significant uncertainty as to whether or not the exchange offer or plan will be completed and the fund may be required to bear certain extraordinary expenses to protect or recover its investment. Even if an exchange offer is made or plan of reorganization is adopted with respect to the distressed debt securities held by the fund, there can be no assurance that the securities or other assets received by a fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by a fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of a fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed debt securities, the fund may be restricted from disposing of such securities.

Inverse Floating Rate Obligations

Inverse floating rate obligations, or “inverse floaters,” have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent) (the “reference rate”). Inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as London Inter-Bank Offered Rate (“LIBOR”) or Cost of Funds Index (“COFI”). Investors tend to invest in inverse floaters to gain investment exposure to a long-term bond.

Like most fixed-income securities, the value of inverse floaters generally decreases as interest rates rise. Moreover, any rise in the reference rate of an inverse floater (which is usually as a result of a rise in interests rates) causes a drop in the coupon rate. Inverse floaters, however, generally exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. Some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. The yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets. As a result, the holder of the inverse floater in most circumstances bears substantially all of the downside investment risk associated with the underlying bond, and typically also is the beneficiary of a disproportionate amount of the potential appreciation of the underlying bond’s value.

Loan Participations and Assignments

The funds may invest in loan participations and assignments. The funds consider these investments to be investments in debt securities for purposes of the prospectus and this SAI. Loan participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing loan participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, a fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A fund will acquire loan participations only if the lender interpositioned between the fund and the borrower is determined by the manager to be creditworthy. When a fund purchases assignments from lenders, the fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

A fund may have difficulty disposing of assignments and loan participations. Because the market for such instruments is not highly liquid, the funds anticipate that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on a fund’s ability to dispose of particular assignments or loan participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for these instruments also may make it more difficult for a fund to assign a value to those instruments for the purpose of valuing a fund’s investments and calculating its net asset value.

Loans of Portfolio Securities

Each of the funds may lend portfolio securities to brokers or dealers or other financial institutions. The procedure for the lending of securities will include the following features and conditions. The borrower of the securities will deposit cash with the fund in an amount equal to a minimum of 100% of the market value of the securities lent. The fund will invest the collateral in short-term debt securities or cash equivalents and earn the interest thereon. A negotiated portion of the income so earned may be paid to the borrower and/or the lending agent who arranged the loan. If a fund receives securities as collateral, the fund will receive a fee from the borrower. If the value of collateral drops below the required minimum at any time, the borrower may be called upon to post additional cash. If the additional cash is not paid, the loan will be immediately due and the fund may use the collateral or its own cash to replace the securities by purchase in the open market charging any loss to the borrower. These will be “demand” loans and may be terminated by the fund at any time. A fund will receive any dividends and interest paid on the securities lent and the loans will be structured to assure that the fund will be able to terminate the loan in order to exercise its voting rights on the securities. Because the borrower may terminate a loan at any time and return the loaned security to a fund, a fund bears the risk that it will be required to return the cash collateral underlying the loan at a time when the value of cash, as invested by the fund, has declined. The risks of lending portfolio securities, as with other extensions of secured credit, also consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially, or loss in the event that the value of the collateral, at the time of a default by the borrower, is less than the market value of the securities loaned. Loans will be made to firms deemed by the investment manager to be of good standing and will not be made unless, in the judgment of the investment manager the consideration to be earned from such loans would justify the risk.

Master Demand Notes

Master demand notes are unsecured obligations of U.S. corporations redeemable upon notice that permit investment by a mutual fund of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the mutual fund and the issuing corporation. Because master demand notes are direct arrangements between the mutual fund and the issuing corporation, there is no secondary market for the notes. The notes are, however, redeemable at face value plus accrued interest at any time. However, a fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand.

Money Market Instruments

Money market instruments are short-term debt obligations including U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities, repurchase agreements and certificates of deposit issued against funds deposited in a bank or a savings and loan association, repurchase agreements. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current regulations of the Federal Deposit Insurance Company, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by a fund may not be fully insured. Money market instruments also include commercial paper and bankers acceptances and bank time deposits. Bankers acceptances are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity. Bank time deposits are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

Mortgage-Backed Securities

Mortgage-backed securities acquired by Global High Yield Bond Portfolio will be limited to those issued or guaranteed by the U.S. government, its agencies and instrumentalities. Strategic Bond Portfolio may, in addition, purchase privately issued mortgage securities which are not guaranteed by the U.S. government, its agencies or instrumentalities. It should be noted that new types of mortgage-backed securities are developed and marketed from time to time and that, consistent with its investment limitations, a fund may invest in those new types of mortgage-backed securities that the investment manager believes may assist it in achieving its investment objective(s).

Mortgage-backed securities were introduced in the 1970s when the first pool of mortgage loans was converted into a mortgage pass-through security. Since the 1970s, the mortgage-backed securities market has vastly expanded and a variety of structures have been developed to meet investor needs.

Mortgage-backed securities are issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations. Mortgage-backed securities generally provide monthly payments which are, in effect, a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. Principal prepayments result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages.

Interest and principal payments on mortgage-backed securities are typically made monthly, and principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. A slower than expected prepayment rate may effectively change a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates. Accordingly, amounts available for reinvestment by a fund are likely to be greater during a period of relatively low interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of relatively high interest rates. This prepayment effect has been particularly pronounced during recent years as borrowers have refinanced higher interest rate mortgages into lower interest rate mortgages available in the marketplace. On the other hand, during periods of rising interest rates, prepayments tend to be reduced, effectively extending the maturities of the securities, at a time when the securities may have a lower yield than other available instruments. A mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

Mortgage Dollar Rolls

Strategic Bond Portfolio may enter into mortgage “dollar rolls.” In a mortgage dollar roll, the fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the fund foregoes principal and interest paid on the mortgage-backed securities. The fund is typically compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. At the time the fund enters into a mortgage “dollar roll,” it will maintain cash, U.S. government securities or other liquid assets equal in value to its obligations in respect of dollar rolls or use other methods then permitted under the 1940 Act, the rules and regulation thereunder, or orders issued by the SEC thereunder. Mortgage dollar rolls involve the risk that the market value of the securities the fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, a fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the fund’s obligation to repurchase the securities.

Privately-issued Mortgage Securities

Strategic Bond Portfolio may also purchase mortgage backed securities issued by private issuers which may entail greater risk than mortgage-backed securities that are guaranteed by the U.S. government, its agencies or instrumentalities. Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including mortgage bankers, commercial banks, investment banks, savings and loan associations and special purpose subsidiaries of the foregoing. Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of Ginnie Mae or Freddie Mac, such securities generally are structured with one or more types of credit enhancement. Such credit support falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

The ratings of mortgage securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected. There can be no assurance that the private issuers or credit enhancers of mortgage-backed securities can meet their obligations under the relevant policies or other forms of credit enhancement.

Examples of credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and “over collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.

Real Estate Investment Trusts

Real Estate Investment Trusts (“REITs”) are entities which either own properties or make construction or mortgage loans. Equity REITs may also include operating or finance companies. Equity REITs own real estate directly and the value of, and income earned by, the trust depends upon the income of the underlying properties and the rental income they earn. Equity REITs can also realize capital gains by selling properties that have appreciated in value. The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They are also subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation, the possibility of failing to qualify for tax-free status under the Internal Revenue Code of 1986, as amended (the “Code”) and of failing to maintain the REIT’s exemption from registration under the 1940 Act.

Repurchase Agreements

Each fund may enter into repurchase agreements for cash management purposes. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price.

Each fund will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of the subadviser, are deemed creditworthy. The portfolio managers will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price. Each fund requires that additional securities be deposited if the value of the securities purchased decreases below their resale price and does not bear the risk of a decline in the value of the underlying security unless the seller defaults under the repurchase obligation. In the event of default by the seller under the repurchase agreement, a fund could experience losses and experience delays in connection with the disposition of the underlying security. To the extent that, in the meantime, the value of the securities that a fund has purchased has decreased, the fund could experience a loss. Repurchase agreements with maturities of more than seven days will be treated as illiquid securities by a fund.

Pursuant to an exemptive order issued by the SEC, each fund, along with other affiliated entities managed by the investment manager or its affiliates, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities that are pledged as collateral for repurchase agreements are financial assets subject to each fund’ s entitlement orders through its securities account at its custodian bank until the agreements mature. Each joint repurchase agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

Restricted and Illiquid Securities

Each fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public, or restricted securities. Restricted securities are generally securities that have been sold in the United States without registration under applicable securities laws, and are thus subject to restrictions on resale, except for those eligible for resale under Rule 144A. If a fund were to assume substantial positions in securities with limited trading markets, the activities of the fund could have an adverse effect upon the liquidity and marketability of such securities and the fund might not be able to dispose of its holdings in those securities at then current market prices. Circumstances could also exist (to satisfy redemptions, for example) when portfolio securities might have to be sold by a fund at times which otherwise might be considered to be disadvantageous so that the fund might receive lower proceeds from such sales than it had expected to realize. Investments in securities which are “restricted” may involve added expenses to a fund should the fund be required to bear registration costs with respect to such securities and could involve delays in disposing of such securities which might have an adverse effect upon the price and timing of sales of such securities and the liquidity of the fund with respect to redemptions. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value.

Certain funds may purchase Rule 144A securities, which may be sold to “qualified institutional buyers,” as defined in Rule 144A promulgated under the Securities Act of 1933, as amended (“1933 Act”). Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to qualified institutional buyers.

If there is a secondary market for such securities, Rule 144A securities may be considered liquid securities if so determined by or on behalf of a fund’s Board. The Board may delegate the day-to-day function of determining liquidity to the fund’s investment adviser, provided that the Board retains oversight. The Board has adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A are liquid or illiquid. Pursuant to those policies and procedures, the Board has delegated to the investment manager the determination as to whether a particular security is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security. The Board of Trustees periodically reviews fund purchases and sales of Rule 144A securities.

All funds may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The funds will not invest more than 15% of the value of its total assets in illiquid securities, such as “restricted securities” which are illiquid, and securities that are not readily marketable. The funds may also purchase Rule 144A securities. The funds’ holding of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities.

To the extent that liquid Rule 144A securities that a fund holds become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of a fund’s assets invested in illiquid assets would increase. The investment manager, under the supervision of the Boards, will monitor fund investments in Rule 144A securities and will consider appropriate measures to enable a fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

Reverse Repurchase Agreements

Each fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of portfolio securities by a fund to a broker-dealer or other financial institution, with an agreement by the fund to repurchase the securities at an agreed upon price, date and interest payment and are considered borrowings by the fund and are subject to any borrowing limitations set forth under “Investment Policies” in this SAI. A fund may have an opportunity to earn a greater rate of interest on the investment of the cash proceeds of the sale than the fund is required to pay to the counterparty. However, opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid by the fund under the reverse repurchase agreement may not always be available. The use of reverse repurchase agreements involves the speculative factor known as “leverage” and may exaggerate any interim increase or decrease in the value of a fund’s assets. If a fund enters into a reverse repurchase agreement, the fund will maintain assets having a value equal to or greater than the value of its commitments under the agreement. A fund’s liquidity and ability to manage its assets may be adversely affected when it sets aside cash or securities to cover its commitments. Reverse repurchase agreements involve the risk that the market value of the securities sold by a fund may decline below the repurchase price of those securities, that the assets purchased with the proceeds of the agreement decline in value, or that the buyer under a reverse repurchase agreement files for bankruptcy or becomes insolvent.

Short Sales

Short sales of securities are transactions in which a fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete such a transaction, the fund must borrow the security to make delivery to the buyer. The fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the fund. Until the security is replaced, the fund is required to repay the lender any dividends or interest paid during the period of the loan. To borrow the security, the fund also may be required to pay a premium, which would increase the cost of the security sold short. A portion of the net proceeds of the short sale may be retained by the broker (or by the fund’s custodian in a special custody account) to the extent necessary to meet margin sales. The fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of premiums, dividends, interest or expenses the fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by the fund over the price which it was sold short will result in a loss to the fund, and there can be no assurance that the fund will be able to close out the position at any particular time or at an acceptable price. Where short sales are not against the box, losses may be unlimited.

A fund may enter into a short sale “against the box” where it owns the securities sold short (or securities convertible or exchangeable into such securities at no additional cost to the fund). If the fund enters into a short sale against the box, it will be required to hold such securities while the short sale is outstanding. A fund will incur transaction costs, including interest expense, in connection with opening, maintaining, and closing short sales against the box. If the fund engages in any short sales against the box, it will incur the risk that the security sold short will appreciate in value after the sale, with the result that a fund will lose the benefit of any such appreciation. A fund may make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to maintain portfolio flexibility. Short sales may be subject to special tax rules, one of the effects of which may be to accelerate income to a fund.

Sovereign and Supranational Debt Obligations

Sovereign debt is debt issued or guaranteed by foreign governments (including countries, provinces and municipalities) or their agencies and instrumentalities. Sovereign debt may trade at a substantial discount from face value. Emerging-market country sovereign debt involves a high degree of risk, is generally lower-quality debt, and is considered speculative in nature.

Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the “World Bank”), the European Investment Bank, the European Bank for Reconstruction and Development, the Asian Development Bank and the Inter-American Development Bank. Such supranational issued instruments may be denominated in multi-national currency units. Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

A fund will not invest more than 10% of its total assets in issuers located in any one country (other than issuers located in the United States).

Investing in fixed and floating rate high yield foreign sovereign debt securities, especially in emerging market countries, will expose funds investing in such securities to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. The ability and willingness of sovereign obligors in developing and emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which a fund may invest, especially in emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government’s policy towards the International Monetary Fund, the World Bank and other international agencies.

The ability of a foreign sovereign obligor, especially in emerging market countries, to make timely payments on its external debt obligations will also be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds, which may further impair the obligor’s ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government’s international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt. The risks enumerated above are particularly heightened with regard to issuers in emerging market countries.

As a result of the foregoing, a governmental obligor, especially in emerging market countries, may default on its obligations. If such an event occurs, a fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Sovereign obligors in developing and emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which certain of the funds may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect a fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Stand-by Commitments

A stand-by commitment involves the purchase of municipal securities by a fund together with the right to resell them to the seller or a third party at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a stand-by commitment, and the aggregate price which a fund pays for securities with a stand-by commitment may increase the cost, and thereby reduce the yield, of the security. The primary purpose of this practice is to provide a fund with liquidity as needed. Stand-by commitments involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment, and differences between the maturity of the underlying security and the maturity of the commitment.

Stripped Mortgage Securities

Strategic Bond Portfolio may purchase stripped mortgage securities which are derivative multi-class mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid.

Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest only), while the other class will receive all of the principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organizations.

In addition to the stripped mortgage securities described above, Strategic Bond Portfolio may invest in similar securities such as super POs and levered IOs which are more volatile than POs and IOs. Risks associated with instruments such as super POs are similar in nature to those risks related to investments in POs. Risks connected with levered IOs are similar in nature to those associated with IOs. The Strategic Bond Portfolio may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions. POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the fund. See “Taxes.”

To Be Announced (“TBA”) Purchase Commitments

TBA purchase commitments are commitments to purchase securities for a fixed price at a future date, typically not exceeding 75 to 90 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities and a fund will set aside cash or other liquid assets in an amount at least equal to such commitments. On delivery dates for such transactions, a fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If a fund chooses to dispose of the TBA security prior to its settlement, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation.

U.S. Government Obligations

Securities issued or guaranteed by U.S. government agencies and instrumentalities include obligations that are supported by: (a) the full faith and credit of the U.S. government (e.g., direct pass-through certificates of the Government National Mortgage Association (“Ginnie Mae”)); (b) the limited authority of the issuer or guarantor to borrow from the U.S. Treasury (e.g., obligations of Federal Home Loan Banks); or (c) only the credit of the issuer or guarantor (e.g., obligations of the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). In the case of obligations not backed by the full faith and credit of the U.S. government, the agency issuing or guaranteeing the obligation is principally responsible for ultimate repayment.

Agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the U.S. government include, in addition to those identified above, the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Intermediate Credit Banks, the Federal Land Banks, and the Federal National Mortgage Association.

Variable Amount Master Demand Notes

A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, such as one of the funds, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes. Each fund therefore may only invest in a master demand note to the extent that the investment would not violate the fund’s limits on restricted and illiquid securities.

Warrants

Each of the funds may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants are subject to the same market risks as stocks, but may be more volatile in price. Warrants do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in assets of the issuer. An investment in warrants may be considered speculative. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

When-Issued Securities

Securities purchased on a “when-issued” or on a “forward delivery basis” means that delivery of the securities occurs beyond customary settlement times. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a “when, as and if issued” basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to the fund until settlement takes place.

At the time a fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, a fund will identify on its books cash or liquid assets in an amount at least equal to such commitments. On delivery dates for such transactions, a fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If a fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When a fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the fund’s incurring a loss or missing an opportunity to obtain a price considered advantageous.

Zero Coupon and Payment-in-kind Bonds and Deferred Payment Securities

The funds may invest in zero coupon securities, payment-in-kind (“PIK”) bonds and deferred payment securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. Zero coupon securities may have conversion features. A fund also may purchase PIK bonds. PIK bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a fund’s limitation on investments in illiquid securities.

Deferred interest bonds are debt obligations which are issued or purchased at a significant discount from face value and provide for a period of delay before the regular payment of interest begins. The characteristics and related risks of these bonds are similar to those of zero coupon bonds.

Current federal income tax law requires the holder of a zero coupon security, certain PIK bonds, deferred payment securities and certain other securities acquired at a discount (such as Brady Bonds) to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, a fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

INVESTMENT POLICIES

Each fund has adopted the fundamental and non-fundamental investment policies below for the protection of shareholders. Fundamental investment policies may not be changed without the vote of the holders of a majority of the applicable fund’s outstanding shares, which, as defined by the 1940 Act, means the lesser of: (i) 67% or more of the voting power of the fund present at a meeting at which more than 50% of the voting power is present in person or represented by proxy; or (ii) more than 50% of the voting power of the fund. The Board may change non-fundamental investment policies at any time.

If any percentage restriction described below is complied with at the time of investment, a later increase or decrease resulting from a change in values or assets will not constitute a violation of such restriction.

Fundamental Investment Policies

Each fund’s fundamental policies are as follows:

1. The fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

2. The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

3. The fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

4. The fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

5. The fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

6. The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

7. Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, dollar rolls and certain derivatives, may be considered to be borrowing and thus subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund’s net investment income in any given period. Currently, the funds do not contemplate borrowing money for leverage, but, if the funds do so, they will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit a fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the fund’s manager or a subadviser believes the income justifies the attendant risks. The fund also will be permitted by this policy to make loans of money, including to other funds. The fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent a fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased to the extent of the fund’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent a fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. If the fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to a fund as to how to classify issuers within or among industries.

The funds’ fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Non-Fundamental Investment Policies

Under the non-fundamental investment policies adopted by the funds, neither fund may:

1. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except “against the box”). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

2. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

3. Invest more than 5% of the value of its net assets (valued at the lower of cost or market) in warrants, of which no more than 2% of net assets may be invested in warrants not listed on the New York Stock Exchange (“NYSE”) or the American Stock Exchange (“AMEX”). The acquisition of warrants attached to other securities is not subject to this restriction.

4. Purchase participations or other direct interests in oil, gas or other mineral exploration or development programs.

5. Invest in companies for the purpose of exercising management or control.

Diversification

The funds are currently classified as diversified funds under the 1940 Act. This means that each fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, each fund can invest more than 5% of its assets in one issuer. Under the 1940 Act, the funds cannot change their classification from diversified to non-diversified without shareholder approval.

PORTFOLIO TURNOVER

For reporting purposes, a fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Increased portfolio turnover necessarily results in correspondingly greater transaction costs which must be paid by a fund. Portfolio turnover will not be a limiting factor should a subadviser deem it advisable to purchase or sell securities.

For the fiscal years ended December 31, 2006 and December 31, 2007, the portfolio turnover rates of each fund were as follows:

	For the Fiscal Year End
	December 31,
Fund	2006	2007

Global High Yield Bond Portfolio	67%	66%
Strategic Bond Portfolio*	209%	79%

*	Excludes mortgage dollar roll transactions. If such transactions were included, the portfolio turnover rate would have been 579% and 619% for Strategic Bond Portfolio for the fiscal years ended December 31, 2007 and 2006, respectively.

DISCLOSURE OF PORTFOLIO HOLDINGS

For funds in the Legg Mason Partners family of funds, each fund’s board of trustees has adopted policies and procedures developed by LMPFA with respect to the disclosure of the funds’ portfolio securities and any ongoing arrangements to make available information about each fund’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about any fund’s portfolio holdings is in the best interests of such fund’s shareholders, and that any conflicts of interest between the interests of the fund’s shareholders and those of LMPFA, the funds’ distributor or their affiliates, be addressed in a manner that places the interests of fund shareholders first. The policy provides that information regarding a fund’s portfolio holdings may not be shared with non-Legg Mason employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate fund business purposes and in accordance with the policy.

LMPFA’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end for funds other than money market funds, and 25 calendar days following month-end with respect to money market funds. LMPFA believes that this passage of time prevents a third party from benefiting from an investment decision made by a fund that has not been fully reflected by the market.

Under the policy, a fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-Legg Mason employees with simultaneous public disclosure at least 25 days after calendar quarter end, except in the case of a money market fund’s holdings, which may be released with simultaneous public disclosure at least 25 days after month end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end and/or posting the information to LMPFA or the funds’ Internet site that is accessible by the public, or through public release by a third party vendor.

The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

1. A fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2. A fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3. A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4. A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5. A fund’s sector weightings, yield and duration (for fixed-income funds), performance attribution (e.g., analysis of the fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6. A fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its Independent Trustees and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, if information about a fund’s portfolio holdings is released pursuant to an ongoing arrangement with any party, a fund must have a legitimate business purpose for the release of the information, and either party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither a fund, nor Legg Mason nor any other affiliated person may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a fund’s portfolio securities will be reviewed at least annually by a fund’s board of trustees.

The approval of a fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with LMPFA’s legal department, as necessary. Exceptions to the policies are reported annually to a fund’s board.

Currently, the Funds typically disclose their complete portfolio holdings approximately 25 days after calendar quarter-end on Legg Mason’s website, http://www.leggmason.com/individualinvestors.

Set forth below is a list, as of August 31, 2007, of those parties with whom LMPFA, on behalf of the funds, has authorized ongoing arrangements that include the release of portfolio holdings information, the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay Before Dissemination

State Street Bank & Trust Co. (Fund Custodian and Accounting Agent)	Daily	None
Institutional Shareholder Services (Proxy voting services)	As necessary	None
Bloomberg	Quarterly	25 Days after Quarter End
Lipper	Quarterly	25 Days after Quarter End
S&P	Quarterly	25 Days after Quarter End
Morningstar	Quarterly	25 Days after Quarter End
Vestek	Daily	None
Factset	Daily	None
The Bank of New York	Daily	None
Thomson	Semi-annually	None
Dataware	Daily	None
ITG	Daily	None

Portfolio holdings information for a fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay Before Dissemination

Baseline	Daily	None
Frank Russell	Monthly	1 Day
Callan	Quarterly	25 Days after Quarter End
Mercer	Quarterly	25 Days after Quarter End
eVestment Alliance	Quarterly	25 Days after Quarter End
CRA RogersCasey	Quarterly	25 Days after Quarter End
Cambridge Associates	Quarterly	25 Days after Quarter End
Marco Consulting	Quarterly	25 Days after Quarter End
Wilshire	Quarterly	25 Days after Quarter End
Informa Investment Services (Efron)	Quarterly	25 Days after Quarter End
CheckFree (Mobius)	Quarterly	25 Days after Quarter End
Nelsons Information	Quarterly	25 Days after Quarter End
Investor Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly (Calendar)	Sent 1-3 business days after Quarter End
Elkins/McSherry	Quarterly (Calendar)	Sent 1-3 business days after Quarter End
Quantitative Services Group	Daily	None
AMBAC	Daily	None
Deutsche Bank	Monthly	6-8 business days
Fitch	Monthly	6-8 business days
Liberty Hampshire	Weekly and Month End	None
SunTrust	Weekly and Month End	None
New England Pension Consultants	Quarterly	25 Days after Quarter End
Evaluation Associates	Quarterly	25 Days after Quarter End
Watson Wyatt	Quarterly	25 Days after Quarter End
S&P (Rating Agency)	Weekly Tuesday Night*	1 business day*
Moody’s (Rating Agency)	Monthly*	6-8 business days*
Electra Information Systems	Daily	None
SunGard	Daily	None

*	For money market funds, the frequency of the release of information to this recipient may be weekly and there may be no delay in the release of the information.

PORTFOLIO TRANSACTIONS

Subject to policies as may be established by the Board from time to time, each subadviser is primarily responsible for each fund’s portfolio decisions and the placing of the fund’s portfolio transactions.

Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price of those securities includes an undisclosed commission or mark-up. Over-the-counter purchases and sales are transacted directly with principal market makers except where it is believed that better prices and executions may be obtained elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down.

The purchase by a fund of participations or assignments may be pursuant to privately negotiated transactions pursuant to which a fund may be required to pay fees to the seller or forego a portion of payments in respect of the participation agreement.

Pursuant to its sub-advisory agreement, each subadviser is authorized to place orders pursuant to its investment determinations for a fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The general policy of the subadvisers in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker-dealer, the competitiveness of the price and the commission, the research services received and whether the broker-dealer commits its own capital.

In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the funds and/or the other accounts over which the subadviser or its affiliates exercise investment discretion. The subadvisers are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. A subadviser may also have arrangements with brokers pursuant to which such brokers provide research services to the subadviser in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases a fund’s costs, the subadvisers do not believe that the receipt of such brokerage and research services significantly reduces its expenses as subadviser. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to the subadviser by brokers who effect securities transactions for a fund may be used by the subadviser in servicing other investment companies and accounts which it manages. Similarly, research services furnished to a subadviser by brokers who effect securities transactions for other investment companies and accounts which the subadviser manages may be used by the subadviser in servicing a fund. Not all of these research services are used by a subadviser in managing any particular account, including the funds.

For the fiscal year ended December 31, 2007, the funds paid commissions for research-related services as follows:

		Total Dollar Amount of
	Total Dollar Amount of	Brokerage Commissions
	Brokerage Transactions	Paid on Transactions
Fund	Related to Research Services	Related to Research Services

Global High Yield Bond Portfolio*	$0	$0
Strategic Bond Portfolio*	$0	$0

*	Fixed income funds do not generally pay brokerage commissions.

Each fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through “affiliated broker-dealers,” as defined in the 1940 Act. The Board has adopted procedures in accordance with Rule 17e-l under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate.

As of December 1, 2007, Citigroup Global Markets Inc. (“CGMI”) no longer serves as a distributor of the funds. No brokerage commissions were paid to CGMI by either fund during its last three fiscal years.

Aggregate Brokerage Commissions Paid

For the fiscal years ended December 31, 2005, 2006 and 2007, the funds paid aggregate brokerage commissions for portfolio transactions as follows:

Aggregate
Brokerage
Commissions
Fund	Paid

Global High Yield Bond Portfolio
Year Ended December 31, 2005	$0
Year Ended December 31, 2006	$0
Year Ended December 31, 2007	$0
Strategic Bond Portfolio
Year Ended December 31, 2005	$0
Year Ended December 31, 2006	$4,080
Year Ended December 31, 2007	$3,640

As of December 1, 2005, LMIS became an underwriter of the funds under the 1940 Act. For the period December 1, 2005 though December 31, 2006 and for the fiscal year ended December 31, 2007, neither fund paid any brokerage commissions to LMIS or its affiliates.

In certain instances there may be securities that are suitable as an investment for a fund as well as for one or more of the subadvisers’ other clients. Investment decisions for each fund and for the subadvisers’ other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for a fund. When purchases or sales of the same security for a fund and for other portfolios managed by the subadviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

During the fiscal year ended December 31, 2007, the funds purchased securities issued by the following regular broker-dealers of the funds as indicated below:

		D = Debt	Value of
Fund	Broker-Dealer	E = Equity	Securities

Global High Yield Bond Portfolio	None	N/A	N/A
Strategic Bond Portfolio	Banc of America Securities LLC	D	$1,819,385
	Bear Stearns & Co.	D	$1,569,077
	Merrill Lynch, Pierce, Fenner & Smith Inc.	D	$1,560,410
	Morgan Stanley	D	$1,475,729
	Lehman Brothers	D	$1,399,835
	Credit Suisse Securities (USA) LLC	D	$904,398
	JP Morgan Chase & Co.	D	$739,634
	Goldman Sachs & Co.	D	$219,402

TAXES

General

The following is a summary of certain federal income tax considerations that may affect the funds and their shareholders. The discussion relates only to federal income tax law as applicable to U.S. citizens. Distributions by the funds also may be subject to state, local and foreign taxes, and their treatment under state, local and foreign tax laws may differ from the federal income tax treatment. The summary is not intended as a substitute for individualized tax advice, and investors are urged to consult their tax advisors as to the tax consequences of an investment in any fund of the Trust.

Tax Status of the Funds

Each fund expects to be treated as a separate taxable entity for federal income tax purposes and intends to qualify each taxable year as a “regulated investment company” under the Code. If a fund so qualifies, such fund will not be liable for federal income taxes to the extent that its taxable net investment income and net realized capital gains are distributed to its shareholders, provided that such fund distributes at least 90% of the sum of its net investment income and any excess of its net short-term capital gain over its net long-term capital loss and complies with certain other requirements regarding the sources of its income and diversification of its assets. If a fund were to fail to qualify as a regulated investment company under the Code for any year, such fund would incur a regular corporate federal income tax upon its taxable income, its distributions would generally be taxable as ordinary income to the shareholders, and investments in such fund through life insurance separate accounts would no longer qualify for the look-through treatment described below, with potential adverse consequences for contract holders as described below.

Each fund intends to accrue dividend income for federal income tax purposes in accordance with the rules applicable to regulated investment accounts. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by the funds as taxable income.

The funds intend at least annually to declare and make distributions of substantially all of their taxable income and net taxable capital gains to their shareholders (i.e., the Separate Accounts). Such distributions are automatically reinvested in additional shares of the respective fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the federal income tax treatment of distributions to the Separate Accounts and of the holders of the contracts.

Tax Treatment of Shareholders

Each separate account that invests in a fund must meet certain diversification requirements under Section 817(h) of the Code in order for the associated contracts to be treated as “life insurance contracts” under the Code. If the account is not sufficiently diversified and the contracts are not treated as life insurance contracts, the contract holders generally will be subject to tax on all taxable distributions from that fund, and on all sales, exchanges or redemptions of interests in that fund.

If all of the beneficial interests in a fund are held by one or more insurance companies and certain other eligible holders, the diversification requirements of Section 817(h) may be applied by taking into account the assets of that fund, rather than treating the interest in the fund as a separate investment of each separate account investing in the fund. Beneficial interests in the funds are currently being offered only to separate accounts of participating life insurance companies and other qualifying holders.

The funds intend to diversify their assets in accordance with the requirements of Section 817(h) so that, assuming that the look-through treatment described above is available, any separate account invested wholly in a fund would also satisfy such diversification requirements. In particular, each fund will diversify its investments so that on the last day of each calendar quarter or within 30 days after such last day no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. In applying those percentage tests, all securities of the same issuer generally will be treated as a single investment. However, in the case of government securities, each government agency or instrumentality will be considered to be a separate issuer. The undertaking by the Trust to ensure that the funds meet such diversification requirements may limit the ability of a particular fund to make certain otherwise permitted investments.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of a fund is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday, respectively, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in class-specific expenses, the per share net asset value of each class will differ. Please see “Share transactions — Share Prices” in the prospectus for a description of the procedures used by each fund in valuing its assets.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Purchase Information.  Each fund offers its Class I shares and Class II shares to the separate accounts of Participating Insurance Companies and Plans on a continuous basis. The offering price per share of each fund is equal to the net asset value per share at the time of purchase. Individuals may not place orders directly with the funds. See the prospectus of the separate account of the Participating Insurance Company or the relevant Plan documents for more information on the purchase of fund shares and with respect to the availability for investment in each fund.

Payment of Securities.  In addition to cash, the funds may accept securities as payment for fund shares at the applicable net asset value. Generally, the fund will only consider accepting securities to increase its holdings in a portfolio security, or if the investment manager determines that the offered securities area a suitable investment for the fund and in a sufficient amount for efficient management.

While no minimum has been established, it is expected that a fund would not accept securities with a value of less than $100,000 per issue as payment for shares. A fund may reject in whole or in part any or all offers to pay for purchases of fund shares with securities, may require partial payment in cash for such purchases to provide funds for applicable sales charges, and may discontinue accepting securities as payment for fund shares at any time without notice. The fund will value accepted securities in the same manner as it values its portfolio securities in determining a fund’s share price. A fund will only accept securities which are delivered in proper form. For federal income tax purposes, a purchase of fund shares with securities will be treated as a sale or exchange of such securities on which the investor will generally realize a taxable gain or loss. The processing of a purchase of fund shares with securities involves certain delays while the fund considers the suitability of such securities and while other requirements are satisfied. Investors should not send securities to a fund except when authorized to do so and in accordance with specific instructions received from the manager.

Redemption Information.  Fund shares may be redeemed at any time by the separate accounts of the Participating Insurance Companies and the Plans. Individuals may not place redemption orders directly with the funds. It is the responsibility of the Participating Insurance Company to properly transmit redemption requests in accordance with applicable requirements. VA contract holders and VLI policy holders and Plan Participants should consult their Participating Insurance Company in this regard. Redemption requests will be effected at the net asset value of each fund next determined after receipt of redemption instructions by such fund in proper form and in accordance with applicable requirements. The value of the shares redeemed may be more or less than their original cost, depending on each fund’s then-current net asset value. No charges are imposed by the funds when shares are redeemed.

If the Board shall determine that it is in the best interests of the remaining shareholders of a fund, such fund may pay the redemption price in whole, or in part, by a distribution in kind from the portfolio of the fund, in lieu of cash, taking such securities at their value employed for determining such redemption price, and selecting the securities in such manner as the Board of Trustees may deem fair and equitable.

Under the 1940 Act, a fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

INVESTMENT MANAGER

LMPFA serves as investment manager to each fund pursuant to an investment management agreement (each, a “Management Agreement”). LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of certain other Legg Mason-sponsored funds. As of December 31, 2007 LMPFA’s total assets under management were approximately $193 billion. LMPFA is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2007, Legg Mason’s assets management operations had aggregate assets under management of approximately $998 billion. LMPFA provides administrative and certain oversight services to the funds.

Under each Management Agreement, subject to the supervision and direction of the Board, the manager is delegated the responsibility of managing the fund’s portfolio in accordance with the fund’s stated investment objective and policies, making investment decisions for the fund and placing orders to purchase and sell securities. The manager also performs administrative and management services necessary for the operation of the fund, such as (i) supervising the overall administration of the fund, including negotiation of contracts and fees with, and the monitoring of performance and billings of, the fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the fund’s existence; and (v) maintaining the registration and qualification of the fund’s shares under federal and state laws.

Each Management Agreement will continue in effect year to year provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose.

Each Management Agreement provides that the manager may render services to others. Each Management Agreement is terminable without penalty on not more than 60 days’ nor less than 30 days’ written notice by the fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the fund (as defined in the 1940 Act) or by a vote of a majority of the Trustees, or by the manager on not less than 90 days’ written notice, and will automatically terminate in the event of its assignment. Each Management Agreement provides that neither the manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties.

As compensation for its services, LMPFA receives, on behalf of each fund, as described below, a monthly management fee, at an annual rate based upon the average daily net assets of the fund as follows:

Global High Yield Bond Portfolio
First $1 Billion	0.800%
Next $1 Billion	0.775%
Next $3 Billion	0.750%
Over $5 Billion	0.700%
Strategic Bond Portfolio
First $1 Billion	0.650%
Next $1 Billion	0.625%
Next $3 Billion	0.600%
Over $5 Billion	0.575%
Over $10 Billion	0.550%

For the fiscal years ended December 31, 2005, 2006 and 2007, LMPFA or its predecessor as investment manager received the following amounts as management fees and reimbursed the funds for expenses in the following amounts:

				Expenses
	Gross Fees		Waiver	Reimbursed

Global High Yield Bond Portfolio
Year Ended December 31, 2007	$1,042,889		$16,731	$0
Year Ended December 31, 2006	$771,167		$21,791	$2,757
Year Ended December 31, 2005	$480,637	(1)	$63,817	$7,688
Strategic Bond Portfolio
Year Ended December 31, 2007	$607,581		$50	$0
Year Ended December 31, 2006	$662,969		$2,285	$1,436
Year Ended December 31, 2005	$750,656	(2)	$0	$0

(1)	The fund also paid the prior investment manager administration fees for the fiscal year ended December 31, 2005 in the amount of $22,727.

(2)	The fund also paid the prior investment manager administration fees for the fiscal year ended December 31, 2005 in the amount of $38,832.

Subadvisers

Western Asset serves as the subadviser to the funds pursuant to sub-advisory agreements between the manager and Western Asset, and Western Asset Limited serves as an additional subadviser to Strategic Bond Portfolio pursuant to a sub-advisory agreement between Western Asset and Western Asset Limited (each, a “Sub-Advisory Agreement”). Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101. Western Asset Limited has offices at 10 Exchange Place, London, England.

Under each Sub-Advisory Agreement, subject to the supervision and direction of the Board and the manager, the subadviser will manage the fund’s portfolio (or allocated portion thereof) in accordance with the fund’s stated investment objective(s) and policies, assist in supervising all aspects of the fund’s operations, make investment decisions for the fund, place orders to purchase and sell securities, and employ professional fund managers and securities analysts who provide research services to the fund.

Each Sub-Advisory Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually (a) by the fund’s Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of the fund (as defined in the 1940 Act) may terminate a Sub-Advisory Agreement without penalty on not more than 60 days’ written notice to the subadviser. The manager or a subadviser may terminate a Sub-Advisory Agreement on 90 days’ written notice without penalty. Each Sub-Advisory Agreement will terminate automatically in the event of assignment by the subadviser and shall not be assignable by the manager without the consent of the subadviser.

As compensation for its services, the manager will pay each fund’s subadviser(s) a fee equal to 70% of the management fee paid to LMPFA. For the fiscal year ended December 31, 2007, the manager paid fees to Western Asset equal to $718,311 for services relating to Global High Yield Bond Portfolio and $425,272 for services related to Strategic Bond Portfolio. Western Asset pays a portion of its fees to Western Asset Limited.

Expenses

In addition to amounts payable under its Management Agreement and the distribution plan (as discussed below), each fund is responsible for its own expenses, including, among other things, interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the fund, if any; and the fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the Trust and its officers, Board members and employees; litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the fund is a party and the legal obligation which the fund may have to indemnify the Trust’s Board members and officers with respect thereto, and expenses related to a portfolio reorganization.

Management may agree to waive fees and/or reimburse operating expenses for one or more classes of shares, either through contractual or voluntary arrangements. Any such waivers and/or reimbursements are described in each fund’s prospectus. The contractual and voluntary fee waivers and/or reimbursements do not cover extraordinary expenses, such as (a) any expenses or charges related to litigation, derivative actions, demand related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1 A as the same may be amended from time to time; (b) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes; and (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1 A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of a fund or class or the acquisition of all or substantially all of the assets of another fund or class; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of the fund or class (except to the extent relating to routine items such as the election of board members or the approval of the independent registered public accounting firm); and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1 A as the same may be amended from time to time.

Code of Ethics

Pursuant to Rule 17j-l of the 1940 Act, each fund, the investment manager, the subadvisers and the distributor have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the funds. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the Code of Ethics and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Copies of the Codes of Ethics of the funds, the manager, the subadvisers and LMIS are on file with the SEC.

Proxy Voting Policies and Procedures

Although individual Trustees may not agree with particular policies or votes by the manager or a subadviser, the Board has delegated proxy voting discretion to the manager and/or the subadvisers believing that the manager and/or the subadvisers should be responsible for voting because it is a matter relating to the investment decision making process.

Non-equity securities, such as debt obligations and money market instruments, are not usually considered to be voting securities, and proxy voting, if any, is typically limited to the solicitation of consents to changes in or waivers of features of debt securities, or plans of reorganization involving the issuer of the security. In the rare event that proxies are solicited with respect to any of these securities, the subadviser would vote the proxy in accordance with the principals set forth in its proxy voting policies and procedures.

LMPFA delegates the responsibility for voting proxies for each fund, as applicable, to the subadvisers through its contracts with the subadvisers. The subadvisers will use their own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the funds. Should LMPFA become responsible for voting proxies for any reason, such as the inability of a subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and the fund, the board of directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from the subadviser and providing them to each fund as required for each fund to comply with applicable rules under the 1940 Act.

The subadvisers’ Proxy Voting Policies and Procedures govern in determining how proxies relating to each fund’s portfolio securities are voted and are attached as Appendix B to this SAI. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12 month period ended June 30th and a description of the policies and procedures that the funds use to determine how to vote proxies related to portfolio transactions is available without charge, upon request, (1) by calling 1-800-451-2010, (2) on each fund’s website at http://www.leggmason.com/individualinvestors and (3) on the SEC’s website at http://www.sec.gov.

PORTFOLIO MANAGERS

The following tables set forth certain additional information with respect to the portfolio managers for each of the funds. Unless noted otherwise, all information is provided as of December 31, 2007.

Other Accounts Managed by Portfolio Managers

The table below identifies, for each portfolio manager, the number of accounts (other than the fund with respect to which information is provided) for which the portfolio manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. Except as specifically indicated below, none of the accounts shown was subject to fees based on performance.

		Registered Investment	Other Pooled
Fund	Portfolio Manager(s)	Companies	Investment Vehicles	Other Accounts

Global High Yield Bond Portfolio	S. Kenneth Leech	114 registered investment companies with $121.67 billion in total assets under management	239 other pooled investment vehicles with $212 billion in total assets under management	1,069 other accounts with $300.57 billion in total assets under management (of which 95 other accounts with $32.73 billion in total assets under management pay a performance fee)
	Stephen A. Walsh	114 registered investment companies with $121.67 billion in total assets under management	239 other pooled investment vehicles with $212 billion in total assets under management	1,069 other accounts with $300.57 billion in total assets under management (of which 95 other accounts with $32.73 billion in total assets under management pay a performance fee)
	Michael C. Buchanan	13 registered investment companies with $7.68 billion in total assets under management	7 other pooled investment vehicles with $5.11 billion in total assets under management	12 other accounts with $816.21 million in total assets under management (of which 1 other account with $90.08 million in total assets under management pays a performance fee)
	Keith J. Gardner	7 registered investment companies with $1.31 billion in total assets under management	6 other pooled investment vehicles with $1.72 billion in total assets under management	1 other account with $14.69 million in total assets under management (of which 1 other account with $14.69 million in total assets under management pays a performance fee)
	Detlev S. Schlichter	2 registered investment companies with $231.41 million in total assets under management	29 other pooled investment vehicles with $4.8 billion in total assets under management	72 other accounts with $28.13 billion in total assets under management (of which 21 other accounts with $8.5 billion in total assets under management pays a performance fee)

		Registered Investment	Other Pooled
Fund	Portfolio Manager(s)	Companies	Investment Vehicles	Other Accounts

Strategic Bond Portfolio	S. Kenneth Leech	114 registered investment companies with $121.71 billion in total assets under management	239 other pooled investment vehicles with $212 billion in total assets under management	1,069 other accounts with $300.57 billion in total assets under management (of which 95 other accounts with $32.73 billion in total assets under management pay a performance fee)
	Stephen A. Walsh	114 registered investment companies with $121.71 billion in total assets under management	239 other pooled investment vehicles with $212 billion in total assets under management	1,069 other accounts with $300.57 billion in total assets under management (of which 95 other accounts with $32.73 billion in total assets under management pay a performance fee)
	Michael C. Buchanan	14 registered investment companies with $7.81 billion in total assets under management	7 other pooled investment vehicles with $5.11 billion in total assets under management	12 other accounts with $816.21 million in total assets under management (of which 1 other account with $90.08 million in total assets under management pay a performance fee)
	Keith J. Gardner	7 registered investment companies with $1.31 billion in total assets under management	6 other pooled investment vehicles with $1.72 billion in total assets under management	1 other account with $14.69 million in total assets under management (of which 1 other account with $14.69 million in total assets under management pay a performance fee)
	Detlev S. Schlichter	2 registered investment companies with $231.41 million in total assets under management	29 other pooled investment vehicles with $4.8 billion in total assets under management	72 other accounts with $28.13 billion in total assets under management (of which 21 other accounts with $8.5 billion in total assets under management pay a performance fee)
	Carl L. Eichstaedt	12 registered investment companies with $3.74 billion in total assets under management	6 other pooled investment vehicles with $1.89 billion in total assets under management	97 other accounts with $19.87 billion in total assets under management (of which 3 other accounts with $1.07 billion in total assets under management pay a performance fee)
	Edward A. Moody	3 registered investment companies with $821.45 million in total assets under management	1 other pooled investment vehicle with $64.45 million in total assets under management	88 other accounts with $17.05 billion in total assets under management (of which 8 other accounts with $3.14 billion in total assets under management pay a performance fee)

		Registered Investment	Other Pooled
Fund	Portfolio Manager(s)	Companies	Investment Vehicles	Other Accounts

	Mark S. Lindbloom	6 registered investment companies with $2.73 billion in total assets under management	3 other pooled investment vehicle with $242.08 million in total assets under management	32 other accounts with $7.19 billion in total assets under management (of which 4 other accounts with $1.30 billion in total assets under management pay a performance fee)

Portfolio Manager Compensation

Western Asset’s and Western Asset Limited’s compensation systems assign each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, each subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation — with 3 years having the most emphasis. A subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account, though relative performance against the stated benchmark and its applicable Lipper peer group is also considered. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These were determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Potential conflicts of interest may arise when a fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for certain of the portfolio managers listed in the table above.

The manager, the subadvisers and each fund have adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for the manager and the individuals they employ. For example, each of the manager and each subadviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The manager and each subadviser have also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the manager and the subadvisers and the funds will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. Potential conflicts include:

Allocation of Limited Time and Attention.  A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities.  If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies.  At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers.  Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide the subadvisers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio managers determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Compensation.  A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment manager and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. For this reason, each subadviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage

Related Business Opportunities.  The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the manager and its affiliates.

Portfolio Manager Securities Ownership

The table below identifies ownership of fund securities by each portfolio manager.

Dollar Range of
Fund	Portfolio Manager(s)	Ownership of Securities

Global High Yield Bond Portfolio	S. Kenneth Leech Stephen A. Walsh	None None
	Michael C. Buchanan	None
	Keith J. Gardner	None
	Detlev S. Schlichter	None
Strategic Bond Portfolio	S. Kenneth Leech	None
	Stephen A. Walsh	None
	Carl L. Eichstaedt	None
	Edward A. Moody	None
	Mark Lindbloom	None
	Keith J. Gardner	None
	Michael C. Buchanan	None
	Detlev Schlichter	None

DISTRIBUTOR

LMIS, a wholly owned broker-dealer subsidiary of Legg Mason, located at 100 Light Street, Baltimore, Maryland 21202, serves as each fund’s sole and exclusive distributor pursuant to a written agreement dated December 1, 2005 (the “distribution agreement”).

Prior to December 1, 2007, CGMI, an indirect subsidiary of Citigroup Inc., served as a co-distributor of each of the funds.

LMIS may be deemed to be an underwriter for purposes of the 1933 Act.

The distributor’s obligation is an agency or “best efforts” arrangement under which the distributor is required to take and pay only for such shares of the fund as may be sold. The distributor is not obligated to sell any stated number of shares. The distribution agreement is renewable from year to year if approved (a) by the Trustees or by a vote of a majority of the fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to the distribution agreement or interested persons of any party by votes cast in person at a meeting called for such purpose. The distribution agreement provides that it will terminate if assigned. The distribution agreement may be terminated without penalty by either party on 60 days’ written notice.

LMIS receives no remuneration for its services as distributor. With respect to CGMI, for each fund’s last three fiscal years and, with respect to LMIS, for the period December 1, 2005 through December 31, 2005 and the fiscal years ended December 31, 2006 and 2007, no underwriting commissions/sales charges were paid to or retained by CGMI or LMIS.

Services and Distribution Plan Arrangements

The Trust has adopted an amended shareholder services and distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to the Class II shares of each fund. Under the Plan, each fund pays service and/or distribution fees to LMIS, for services LMIS provides and expenses LMIS bears with respect to the distribution of the fund’s Class II shares and providing services to shareholders. The distributor will provide the Board with periodic reports of amounts expended under the Plan and the purposes for which such expenditures were made. Under the Plan, each fund pays a service and distribution fee not to exceed 0.25% of the average daily net assets of its Class II shares.

Fees under the Plan may be used to make payments to the distributor and to other parties in respect of the sale of Class II shares of the funds, and to make payments for distribution services, advertising, marketing or other promotional activity, and payments for preparation, printing and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. Each fund also may make payments to the distributor and others providing personal service or the maintenance of shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of Class II shares and/or shareholder services provided.

The Plan permits each fund to pay fees to the distributor and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the Plan, the fund will not be obligated to pay more than those fees and, if their expenses are less than fees paid to them, they will realize a profit. Each fund may pay the fees to the distributor and others until the Plan or distribution agreement is terminated or not renewed. In that event, the distributor’s or other recipient’s expenses in excess of fees received or accrued through the termination date will be the distributor’s or other recipient’s sole responsibility and not obligations of the fund. In their annual consideration of the continuation of the Plan for each fund, the Trustees will review the Plan and the expenses for the fund separately.

The Plan also recognizes that various service providers to each fund, such as the manager, may make payments for distribution-related expenses out of their own resources, including past profits, or payments received from the fund for other purposes, such as management fees, and that the fund’s distributor may from time to time use its own resources for distribution-related services, in addition to the fees paid under the Plan. The Plan specifically provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of Class II shares of the fund within the context of Rule 12b-1, then the payments are deemed to be authorized by the Plan, if permitted by applicable law.

As contemplated by the Plan, the distributor acts as an agent of each fund in connection with the offering of Class II shares of the fund pursuant to the distribution agreement.

Under its terms, the Plan continues in effect for one year and thereafter for successive annual periods, provided such continuance is approved annually by vote of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Plan. The Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the Plan also must be approved by the Trustees, including all of the Independent Trustees, in the manner described above. The Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the fund (as defined in the 1940 Act).

Listed below are the service and distribution fees paid by each fund for Class II shares under its plan for the fiscal years ended December 31, 2005, 2006 and 2007.

	Distribution Fees	Distribution Fees	Distribution Fees
	Paid for the Fiscal	Paid for the Fiscal	Paid for the Fiscal
	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,
Fund	2007	2006	2005

Global High Yield Bond Portfolio	$77,597	$65,465	$32,032
Strategic Bond Portfolio	$1	$0	$0

Distribution expenses incurred by LMIS and CGMI for the year ended December 31, 2007 under the Plan are shown below. CGMI did not incur any distribution expenses for the year ended December 31, 2007.

		Third
	Financial	Party
	Consultant	Service	Branch	Advertising	Printing	Total
Fund	Compensation	Fees	Expenses	Expenses	Expenses	Expenses

LMP Variable Global High Yield Bond Portfolio	N/A	$58,266	$0	$0	$0	$58,266
Class II
LMP Variable Strategic Bond Portfolio	N/A	$1	$0	$0	$0	$1
Class II

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company (the “State Street”), One Lincoln Street, Boston, MA 02111, serves as the custodian for each fund. State Street, among other things: maintains a custody account or accounts in the name of each fund; receives and delivers all assets for each fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each fund; and makes disbursements on behalf of each fund. State Street neither determines the funds’ investment policies, nor decides which securities the funds will buy or sell. For these services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. Each fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street may also act as each fund’s securities lending agent and, in that case, would receive a share of the income generated by such activities.

PFPC Inc. (“PFPC”), located at 4400 Computer Drive, Westborough, Massachusetts 01581, serves as each fund’s transfer agent and shareholder servicing agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for each fund, handles certain communications between shareholders and each fund and distributes dividends and distributions payable by each fund. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each fund during the month, and is reimbursed for out-of-pocket expenses.

Subject to approval by the Board, in certain instances where there is an omnibus account that represents numerous beneficial owners, a fund may pay a fee to the omnibus account holder. The amount a fund pays to the omnibus account holder will not exceed, on a per-beneficial owner basis, the amount the fund would have paid to the transfer agent had the beneficial owners been direct shareholders in the fund.

ADDITIONAL INFORMATION

The Trust

The certificate of trust to establish the Trust was filed with the State of Maryland on October 4, 2006. As of April 30, 2007, each fund was redomiciled as a series of the Trust. Prior thereto, the funds were series of Legg Mason Partners Variable Portfolios II, a Massachusetts business trust. Prior to reorganization of the funds as series of Legg Mason Partners Variable Portfolios II, the funds were series of Legg Mason Partners Variable Portfolios I, Inc., a Maryland corporation. Each fund is an open-ended, management investment company.

Each fund is a series of the Trust, a Maryland business trust. A Maryland business trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the board of trustees (referred to in this section as the “trustees”) and shareholders of the Trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the Trust’s declaration of trust (referred to in this section as the “declaration”). Some of the more significant provisions of the declaration are described below.

Shareholder Voting.  The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the trustees without seeking the consent of shareholders. The trustees may, without shareholder approval, amend the declaration or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any series or class to another entity, or a series or class of another entity, or terminate the Trust or any series or class.

The funds are not required to hold an annual meeting of shareholders, but each fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares the shareholder owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees.  The declaration provides that the trustees may establish the number of trustees and that vacancies on the board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The declaration also provides that a mandatory retirement age may be set by action of two-thirds of the trustees and that trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining trustees. The provisions of the declaration relating to the election and removal of trustees may not be amended without the approval of two-thirds of the trustees.

Amendments to the Declaration.  The trustees are authorized to amend the declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been shareholders, trustees, officers or, employees of the Trust or that limit the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.

Issuance and Redemption of Shares.  Each fund may issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. Each fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the trustees, including, for example, if the shareholder fails to provide the fund with identification required by law, or if the fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings.  The declaration specifically requires shareholders, upon demand, to disclose to a fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and a fund may disclose such ownership if required by law or regulation.

Small Accounts.  The declaration provides that a fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the declaration permits a fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes.  The declaration provides that the trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The trustees may change any of those features, terminate any series or class, combine series with other series in the Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.

Each share of a fund, as a series of the Trust, represents an interest in the fund only and not in the assets of any other series of the Trust.

Shareholder, Trustee and Officer Liability.  The declaration provides that shareholders are not personally liable for the obligations of their fund and requires the funds to indemnify a shareholder against any loss or expense arising from any such liability. In addition, the funds will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The declaration further provides that a trustee acting in his or her capacity of trustee is not personally liable to any person other than the Trust or its shareholders, for any act, omission, or obligation of the Trust. Further, a trustee is held to the same standard of conduct as a director of a Maryland corporation. This requires that a trustee perform his or her duties in good faith and in a manner he or she reasonably believes to be in the best interests of the Trust or a series thereof, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The declaration also permits the limitation of a trustee’s liability to the full extent provided under Maryland law. Under current Maryland law, a trustee is liable to the Trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the trustee is entered in a proceeding based on a finding in the proceeding that the trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The declaration requires the Trust to indemnify any persons who are or who have been trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The declaration provides that any trustee who serves as chair of the board or of a committee of the board, lead independent trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions.  The declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the funds or the shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on a fund’s trustees. The declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the fund, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the fund. The declaration further provides that shareholders owning shares representing at least 5% of the voting power of the affected fund must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the fund in connection with the consideration of the demand, if in the judgment of the independent trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the shareholders bringing the action may be responsible for the fund’s costs, including attorneys’ fees.

The declaration further provides that the funds shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that a fund is obligated to pay shall be calculated using reasonable hourly rates. The declaration also requires that actions by shareholders against the fund be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

Independent Registered Public Accounting Firm

KPMG LLP, independent registered public accounting firm, 345 Park Avenue, New York, New York 10154, has been selected to audit and report upon the funds’ financial statements and financial highlights for the fiscal year ending December 31, 2008.

Counsel

Bingham McCutchen LLP serves as counsel to each fund, and is located at 150 Federal Street, Boston, Massachusetts 02110-1726.

Sullivan & Worcester LLP, 1666K Street, N.W., Washington, D. C. 20006, serves as counsel to the Independent Trustees.

Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGMI, a former distributor of each fund and other affiliated funds (collectively, the “Funds”), and a number of its affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were the investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Defendant Funds in which none of the plaintiffs had invested and dismissing those Defendant Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, SBAM and CGMI as investment advisers to the identified funds, as well as CGMI as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). Neither fund was identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint. The Second Amendment Complaint Defendants filed a motion to dismiss the Second Amended Complaint.

On December 3, 2007, the court granted the Defendant’s motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*  *  *

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order found that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also found that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order.

On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manger does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

*  *  *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described above. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the fund’s management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was later entered. An appeal has been filed and is pending before the U.S. Court of Appeals for the Second Circuit.

*  *  *

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-l).

On September 27, 2007, SBFM and SBAM, without admitting or denying any findings therein, consented to the entry of an order by the SEC relating to the disclosure by certain other funds that are closed-end funds of the sources of distributions paid by the funds between 2001 and 2004. Each of SBFM and SBAM agreed to pay a fine of $450,000, for which it was indemnified by Citigroup, Inc., its former parent. It is not expected that this matter will adversely impact the funds or their current manager.

*  *  *

On or about May 30, 2006, John Halebian, a purported shareholder of Citi New York Tax Free Reserves, a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit). The Subject Trust also is named in the complaint as a nominal defendant.

The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the board of the Subject Trust, and the board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the board. The committee, after a thorough review, has determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also has so determined and, adopting the recommendation of the committee, has directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal is pending.

*  *  *

The foregoing speaks only as of the date of this SAI. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

FINANCIAL STATEMENTS

The audited financial statements of each fund (Statement of Assets and Liabilities as of December 31, 2007, Statement of Operations for the year ended December 31, 2007, Statement of Changes in Net Assets for each of the years in the two-year period ended December 31, 2007, Financial Highlights for each of the years in the five-year period ended December 31, 2007, and Notes to Financial Statements, along with the Report of Independent Registered Public Accounting Firm, each of which is included in the Annual Reports to Shareholders of the funds), are incorporated herein by reference in their entirety (Global High Yield Bond Portfolio filed on March 4, 2008; Accession Number 0000950123-08-002500 and Strategic Bond Portfolio (filed on March 5, 2008; Accession Number 0000950123-08-002569).

Appendix A

DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Description of Moody’s Investors Service, Inc.’s Long-Term Obligation Ratings:

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa — Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa — Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa — Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba — Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B — Obligations rated B are considered speculative and are subject to high credit risk.

Caa — Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C — Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s US Municipal and Tax Exempt Ratings:

Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody’s assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody’s municipal long-term rating scale differs from Moody’s general long-term rating scale. (Please refer to Corporate Equivalent Ratings under Policies and Procedures.)

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality’s ability to repay its debt.

Municipal Long-Term Rating Definitions:

Aaa — Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa — Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A-1

A — Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa — Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ba — Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B — Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Caa — Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca — Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C — Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note: Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s US Municipal Short-Term Debt And Demand Obligation Ratings:

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels— “MIG 1” through “MIG 3.” In addition, those short-term obligations that are of speculative quality are designated “SG,” or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1 — This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 — This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 — This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG — This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Investors Service, Inc.’s Demand Obligation Ratings:

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1 — This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

A-2

VMIG 2 — This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 — This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG — This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Moody’s Investors Service, Inc.’s Short-Term Prime Ratings:

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

P-l — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-l or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Description of Standard & Poor’s Ratings Group’s Long-Term Issue Credit Ratings:

Issue credit ratings are based, in varying degrees, on the following considerations: (1) likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA — An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA — An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial obligations is very strong.

A — An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

A-3

BB, B, CCC, CC, and C — Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB — An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC — An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C — A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D — An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (−): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (−) sign to show relative standing within the major rating categories.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’subscript are based on an analysis of an issuer’ s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’ s management and are therefore based on less comprehensive information than ratings without a ‘pi’subscript.

A-4

Ratings with a ‘pi’subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Description of Standard & Poor’s Ratings Group’s Ratings of Notes:

A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

 — Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

 — Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1 — Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 — Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 — Speculative capacity to pay principal and interest.

Description of Standard & Poor’s Ratings Group’s Short-Term Issue Credit Ratings:

A-l — Short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

A-5

A-2 — Short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 — Short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B — A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-l’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’ s inadequate capacity to meet its financial commitment on the obligation.

B-l — A short-term obligation rated ‘B-l’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2 — A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3 — A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C — A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D — A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ’D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’subscript are based on an analysis of an issuer’ s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’ s management and are therefore based on less comprehensive information than ratings without a ‘pi’subscript. Ratings with a ‘pi’subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is

A-6

largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date. Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Description of Standard & Poor’s Ratings Group’s Ratings of Commercial Paper:

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A” for the highest-quality obligations to “D” for the lowest. These categories are as follows:

A-1 — This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 — Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated ‘A-1’.

A-3 — Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B — Issues rated ‘B’ are regarded as having only speculative capacity for timely payment.

C — This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D — Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes such payments will be made during such grace period.

Description of Standard & Poor’s Ratings Group’s Dual Ratings:

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, “AAA/A-1+”). With short-term demand debt, Standard & Poor’s note rating symbols are used with the commercial paper rating symbols (for example, “SP-1+/A-1+”).

A-7

Description of Fitch Ratings International Long-Term Credit Ratings:

International Long-Term Credit Ratings (“LTCR”) may also be referred to as “Long-Term Ratings.” When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations. The following rating scale applies to foreign currency and local currency ratings.

Investment Grade

AAA — Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA — Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A — High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB — Good credit quality. “BBB” ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB — Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B — Highly speculative. For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, ‘B’ ratings may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘R1’ (outstanding).

CCC — For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘R2’ (superior), or ‘R3’ (good) or ‘R4’ (average).

CC — For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘R4’ (average) or ‘R5’ (below average).

C — For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘R6’ (poor).

RD — Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D — Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following: (i) failure of an obligor to make timely payment of principal and/or interest under

A-8

the contractual terms of any financial obligation; (ii) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or (iii) the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Description of Fitch Ratings International Short-Term Credit Ratings:

International Short-Term Credit Ratings may also be referred to as “Short-Term Ratings.” The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1 — Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 — Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 — Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B — Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C — High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D — Default. Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to Fitch Ratings International Long-Term and Short-Term Credit Ratings:

The modifiers “+” or “−” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/− modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A-9

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term ‘put’ or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only: Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only: Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

‘PIF’: Paid-in -Full; denotes a security that is paid-in-full, matured, called, or refinanced.

‘NR’ indicates that Fitch Ratings does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

A-10

Appendix B

PROXY VOTING POLICIES AND PROCEDURES OF WESTERN ASSET MANAGEMENT
COMPANY AND WESTERN ASSET MANAGEMENT COMPANY LIMITED

Background

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

Policy

As a fixed-income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

Procedure

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy

Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f. Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part n of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.  Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III.  Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-l plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.	Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

April 28, 2008

STATEMENT OF ADDITIONAL INFORMATION

Legg Mason Partners Variable Income Trust

Legg Mason Partners Variable Diversified Strategic Income Portfolio

55 Water Street
New York, New York 10041
(800) 451-2010

The Statement of Additional Information (“SAI”), is not a prospectus and is meant to be read in conjunction with the current prospectus of the Legg Mason Partners Variable Diversified Strategic Income Portfolio, dated April 28, 2008, as it may be revised from time to time (the “fund”).

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets and liabilities of a predecessor fund with the same name effective April 30, 2007. The fund is a series of Legg Mason Partners Variable Income Trust (the “Trust”), a Maryland business trust. Certain historical information contained in the SAI is that of the fund’s predecessor.

Fund shares are offered only to variable annuity and variable life insurance separate accounts established by insurance companies (“Participating Insurance Companies”) to fund variable annuity contracts (“VA contracts”) and variable life insurance policies (“VLI policies,” and together with VA contracts, the “Policies”). Individuals may not purchase shares of the fund directly from the fund. The Policies are described in the prospectuses issued by the Participating Insurance Companies. The fund is classified as a diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”).

Additional information about the fund’s investments is available in the fund’s annual and semi-annual reports to shareholders. The annual reports contain financial statements that are incorporated herein by reference. The fund’s prospectus and copies of these reports may be obtained free of charge from Participating Insurance Companies, by writing or calling the Trust at the address or telephone number set forth above, or by visiting Legg Mason Partners’ website at http://leggmason.com/individualinvestors. Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker/dealer subsidiary of Legg Mason, Inc. (“Legg Mason”), serves as the fund’s sole and exclusive distributor.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

1

TABLE OF CONTENTS

Service Providers	2
Management	3
Investment Objective and Strategies	13
Additional Investment Strategies and Risk Factors	15
Disclosure of Portfolio Holdings	48
Investment Policies	51
Portfolio Turnover	54
Investment Managers	55
Portfolio Manager Disclosure	58
Determination of Net Asset Value	63
Purchase and Redemption of Shares	63
Taxation	64
Other Information About the Fund	65
Financial Statements	73
Appendix A — Description of Ratings	A-1
Appendix B — Proxy Voting Policies and Procedures of Western Asset Management Company and Western Asset Management Company Limited	B-1

Service Providers

The following organizations provide services to the fund

Name Provider	Service

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”)	Investment Manager
Western Asset Management Company (“Western Asset”)	Sub-adviser
Western Asset Management Company Limited (“Western Asset Limited”)	Sub-adviser
Legg Mason Investor Services, Inc. (“LMIS” or “distributor”)	Distributor
State Street Bank and Trust Company (“State Street” or “custodian”)	Custodian
PFPC Inc. (“PFPC” or the “transfer agent”)	Transfer Agent

2

MANAGEMENT

The business and affairs of the fund are managed by or under the direction of the Board. The Board elects officers who are responsible for the day-to-day operations of the fund and who execute policies authorized by the Board.

The Trustees, including the Trustees who are not “interested persons” of the fund (the “Independent Trustees”) as defined in the 1940 Act and executive officers of the fund, their birth years, their principal occupations during at least the past five years (their titles may have varied during that period), the number of funds associated with Legg Mason that the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018.

				Number of
		Term of		Funds in
		Office(1) and		Fund	Other Board
		Length of		Complex	Memberships Held
Name and	Position(s)	Time	Principal Occupation(s)	Overseen	by Trustee During
Year of Birth	with Fund	Served(2)	During Past 5 Years	by Trustee	Past Five Years

Independent Trustees:
Elliott J. Berv Born 1943	Trustee	Since 1989	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005);	68	Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998)
A. Benton Cocanougher Born 1938	Trustee	Since 1991	Dean Emeritus and Professor, Texas A&M University (since 2004); former Interim Chancellor, Texas A&M University System (from 2003 to 2004); formerly Special Adviser to the President, Texas A&M University (from 2002 to 2003); formerly Dean and Professor of Marketing, College and Graduate School of Business, Texas A&M University (1987 to 2001)	68	None
Jane F. Dasher Born 1949	Trustee	Since 1999	Chief Financial Officer, Korsant Partners, LLC (a family investment company)	68	None

3

				Number of
		Term of		Funds in
		Office(1) and		Fund	Other Board
		Length of		Complex	Memberships Held
Name and	Position(s)	Time	Principal Occupation(s)	Overseen	by Trustee During
Year of Birth	with Fund	Served(2)	During Past 5 Years	by Trustee	Past Five Years

Mark T. Finn Born 1943	Trustee	Since 1989	Adjunct Professor, College of William & Mary (since 2002); Principal/ Member, Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); formerly, Vice Chairman and Chief Operating Officer, Lindner Asset Management Company (mutual fund company) (1999 to 2001); formerly, General Partner and Shareholder, Greenwich Ventures LLC (investment partnership) (1996 to 2001)	68	None
Rainer Greeven Born 1936	Trustee	Since 1994	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)	68	None
Stephen Randolph Gross Born 1947	Trustee	Since 1986	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003); formerly, Treasurer, Hank Aaron Enterprises (fast food franchise) (1985 to 2001); formerly, Partner, Capital Investment Advisory Partners (leverage buyout consulting) (2000 to 2002); formerly, Secretary, Carint N.A. (manufacturing) (1998 to 2002)	68	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)
Richard E. Hanson, Jr. Born 1941	Trustee	Since 1985	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)	68	None

4

				Number of
		Term of		Funds in
		Office(1) and		Fund	Other Board
		Length of		Complex	Memberships Held
Name and	Position(s)	Time	Principal Occupation(s)	Overseen	by Trustee During
Year of Birth	with Fund	Served(2)	During Past 5 Years	by Trustee	Past Five Years

Diana R. Harrington Born 1940	Trustee	Since 1992	Professor, Babson College (since 1992)	68	None
Susan M. Heilbron Born 1945	Trustee	Since 1994	Independent Consultant (since 2001); formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002)	68	None
Susan B. Kerley Born 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisers, LLC (investment consulting) (since 1990)	68	Chairman and Independent Board Member of Eclipse Fund, Inc. and Eclipse Funds (which trade as Mainstay Funds) (currently supervises 16 investment companies in the fund complex) (since 1991)
Alan G. Merten Born 1941	Trustee	Since 1990	President, George Mason University (since 1996)	68	Director, Cardinal Financial Corporation (since November 2006) Trustee, First Potomac Realty Trust (since 2005); Director, Xybernaut Corporation (information technology) (2004 to 2006); Director, Digital Net Holdings, Inc. (2003 to 2004); Director, Comshare, Inc. (information technology) (1985 to 2003); Director, BTG, Inc. (information systems) (1997 to 2001)
R. Richardson Pettit Born 1942	Trustee	Since 1990	Formerly, Duncan Professor of Finance, University of Houston (1977 to 2006)	68	None

5

Number of
		Term of		Funds in
		Office(1) and		Fund	Other Board
		Length of		Complex	Memberships Held
Name and	Position(s)	Time	Principal Occupation(s)	Overseen	by Trustee During
Year of Birth	with Fund	Served(2)	During Past 5 Years	by Trustee	Past Five Years

Interested Trustee:
R. Jay Gerken, CFA† Born 1951	Trustee, President, Chairman and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co., LLC (“Legg Mason & Co.”); Chairman of the Board and Trustee/Director of 153 funds associated with LMPFA and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Adviser Inc. (2002 to 2005)	138	Former Trustee, Consulting Group Capital Markets Funds (2002 to 2006)

(1)	Each Trustee serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

(2)	Indicates the earliest year in which the Trustee became a Board member for a fund in the Legg Mason Partners fund complex.

†	Mr. Gerken is an “interested person,” as defined in the 1940 Act, because of his position with the manager and/or certain of its affiliates.

6

Term of
Office(1) and
Length of
Name, Year of Birth	Position(s)	Time	Principal Occupation(s)
and Address	with Fund	Served(2)	During Past 5 Years

Officers:
R. Jay Gerken, CFA Born 1951 620 Eighth Avenue New York, NY 10018	Chairman, President and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co., LLC; Chairman of the Board and Trustee/Director of 153 funds associated with LMPFA and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, SBFM and CFM (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Adviser Inc. (2002 to 2005)
Ted P. Becker Born 1951 620 Eighth Avenue New York, NY 10018	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason, Inc. (2006 to present); Managing Director of Compliance at Legg Mason & Co. (2005 to present); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. (since 2006); Chief Compliance Officer of LMPFA and certain affiliates; Managing Director of Compliance at Citigroup Asset Management (“CAM,” a group of affiliated investment advisers, which included SBFM, Smith Barney Asset Management and CFM and other affiliated investment advisory entities) (2002 to 2005)
John Chiota Born 1968 300 First Stamford Place, 5th Floor Stamford, CT 06902	Chief Anti -Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason & Co. (since 2005); Vice President at CAM (since 2004); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. (since 2006). Prior to August 2004, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse

7

Term of
Office(1) and
Length of
Name, Year of Birth	Position(s)	Time	Principal Occupation(s)
and Address	with Fund	Served(2)	During Past 5 Years

Robert I. Frenkel Born 1954 300 First Stamford Place Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2005); Managing Director and General Counsel of Global Mutual Funds for CAM (since 2000); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. (since 2003). Previously, Secretary of CFM (2001 to 2004)
Frances M. Guggino Born 1957 55 Water Street New York, NY 10041	Treasurer and Chief Financial Officer	Since 2004	Director of Legg Mason & Co. (since 2005); Director at CAM (1992 to 2005); Treasurer and/or Controller of certain funds associated with Legg Mason & Co. (since 2005); Treasurer and/or Controller of certain funds associated with CAM (1992 to 2005)
Jeanne M. Kelly Born 1951 620 Eighth Ave. New York, NY 10018	Senior Vice President	Since 2007	Managing Director, Legg Mason & Co., LLC (since 2005); Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); formerly, Director — Global Fund Administration, Citigroup Asset Management (from 1996-2005)
Thomas C. Mandia Born 1962 300 First Stamford Place Stamford, CT 06902	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005); Managing Director and Deputy General Counsel for CAM (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason & Co.
David Castano Born 1971 55 Water Street New York, NY 10041	Controller	Since 2007	Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Treasurer of Lord Abbett mutual funds (from 2004 to 2006); Supervisor at UBS Global Asset Management (from 2003 to 2004); Accounting Manager at CAM (prior to 2003)

8

Term of
Office(1) and
Length of
Name, Year of Birth	Position(s)	Time	Principal Occupation(s)
and Address	with Fund	Served(2)	During Past 5 Years

Matthew Plastina Born 1970 55 Water Street New York, NY 10041	Controller	Since 2007	Assistant Vice President of Legg Mason or its predecessor (since 1999); Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2002 to 2007)

(1)	Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

(2)	Indicates the earliest year in which the officer took office for any funds in the Legg Mason Partners fund complex.

Officers of the fund receive no compensation from the fund, although they may be reimbursed by the fund for reasonable out-of-pocket travel expenses for attending Board meetings.

The Board has four standing Committees: the Audit Committee, Nominating and Governance Committee (referred to as the Nominating Committee), Investment and Performance Committee (referred to as the Performance Committee) and Pricing Committee. Each of the Audit, Nominating and Performance Committees is composed of all of the Independent Trustees. The Pricing Committee is composed of the Chairman of the Board and one Independent Trustee.

The Audit Committee oversees, among other things, the scope of the fund’s audit, the fund’s accounting and financial reporting policies and practices and its internal controls. The primary purposes of the Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the fund and the qualifications and independence of the fund’s independent registered public accounting firm. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of the fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the fund by the independent registered public accounting firm and all permissible non-audit services provided by the fund’s independent registered public accounting firm to its manager and any affiliated service providers if the engagement relates directly to the fund’s operations and financial reporting.

The Nominating Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Nominating Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the fund’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Nominating Committee identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Trustee, the Nominating Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee;

9

•	whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with fund management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee;

•	the contribution which the person can make to the Board (or, if the person has previously served as a Trustee, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Trust, as applicable.

The Performance Committee is charged with, among other things, reviewing investment performance. The Performance Committee also assists the Board in fulfilling its responsibility for the review and negotiation of the fund’s investment management and subadvisory arrangements.

The Pricing Committee is charged with determining the fair value prices for securities when required.

The fund’s Board oversees all of the fixed income-type funds in the fund complex. All members of the Board previously have served on Boards of Legg Mason Partners funds. The Board met 17 times during the fund’s last fiscal year. The Audit, Governance, Performance and Pricing Committees met four, four, four and eight times, respectively during the fund’s last fiscal year.

The following table shows the amount of equity securities owned by the Trustees in the fund and other investment companies in the fund complex supervised by the Trustees as of December 31, 2007.

		Aggregate Dollar
		Range of Equity
	Dollar Range	Securities in
	of Equity	Registered Investment
	Securities in	Companies Overseen
Name of Trustee	the Fund	by Trustee

Independent Trustee
Elliott J. Berv	$0	$0
A. Benton Cocanougher	$0	Over $100,000
Jane F. Dasher	$0	Over $100,000
Mark T. Finn	$0	Over $100,000
Rainer Greeven	$0	$10,001-$50,000
Stephen Randolph Gross	$0	$0
Richard E. Hanson, Jr.	$0	Over $100,000
Diana R. Harrington	$0	$10,001-$50,000
Susan M. Heilbron	$0	$10,001-$50,000
Susan B. Kerley	$0	Over $100,000
Alan G. Merten	$0	Over $100,000
R. Richardson Pettit	$0	Over $100,000
Interested Trustee
R. Jay Gerken	$0	Over $100,000

As of December 31, 2007, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the manager, sub-advisers or distributor of the fund, or in a person (other

10

than a registered investment company) directly or indirectly controlling, controlled by or under common control with the manager, sub-advisers or distributor of the fund.

Information regarding compensation paid by the fund to its Board is set forth below. The Independent Trustees receive a fee for each meeting of the fund’s Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the fund for his service as Trustee, but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

The fund pays a pro rata share of the Trustee fees based upon asset size. The fund currently pays each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of an annual fee of $160,000, plus $20,000 for each regularly scheduled Board meeting attended in person, $2,500 for each Committee meeting attended in person, and $2,500 for certain telephonic Board and Committee meetings in which that Trustee participates. The lead Independent Trustee will receive an additional $25,000 per year and the Chairs of the Audit Committee and Performance Committee will each receive an additional $15,000 per year.

Current Board

The current Trustees took office in April 2007. Information as to the compensation paid to the current Trustees for the fiscal year ended December 31, 2007 is shown on the following table.

					Number of
		Total Pension or		Total	Portfolios
	Aggregate	Retirement		Compensation	in Fund
	Compensation	Benefits Paid		from Fund	Complex
	from the	as Part of Fund		Complex Paid	Overseen by
Name of Trustee	Fund(1)	Expenses		to Trustee	Trustee(4)

Independent Trustees
Elliott J. Berv	$66		(2)	$506,630	68
A. Benton Cocanougher	$74		(2)	$725,864	68
Jane F. Dasher	$117	$0		$202,625	68
Mark T. Finn	$66		(2)	$505,579	68
Rainer Greeven	$66	$0		$188,500	68
Stephen Randolph Gross	$70		(2)	$529,413	68
Richard E. Hanson, Jr.	$66	$0		$160,500	68
Diana R. Harrington	$70		(2)	$556,295	68
Susan M. Heilbron	$66	$0		$190,500	68
Susan B. Kerley	$67		(2)	$417,484	68
Alan G. Merten	$66		(2)	$604,757	68
R. Richardson Pettit	$65		(2)	$620,476	68
Name of Interested Trustee
R. Jay Gerken(3)	$0	$0		$0	138

(1)	Includes amounts paid by the fund with respect to benefits referred to in footnote 2.
(2)	Pursuant to prior retirement plans, certain Trustees are entitled to receive a total retirement benefit from the fund complex as follows: Mr. Berv: $307,130; Mr. Cocanougher: $503,114; Mr. Finn: $306,079; Mr. Gross: $318,788; Ms. Harrington: $348,670; Ms. Kerley: $217,984; Mr. Merten: $405,257; and Mr. Pettit: $424,976. A portion of these benefits that have been paid are included, on a pro rata basis, in the aggregate compensation paid by the fund shown above. In addition, each fund formerly overseen by these Trustees has paid a pro rata share (based upon asset size) of these benefits. Legg Mason or its affiliates have agreed to reimburse these funds an amount equal to 50% of these benefits.
(3)	Mr. Gerken was not compensated for his service as Trustee because of his affiliation with the manager.

(4)	As of April 28, 2008.

11

Prior Board

Prior to April 2007, the Directors listed below served as the Board of Directors of the fund. The following table shows the compensation paid to each former Director of the fund during the fiscal year ended December 31, 2007, for services as a Director.

	Aggregate
	Compensation
	from Fund for
	Fiscal Year Ended
	December 31, 2007

Independent Trustees
Dwight B. Crane	$460	(2)
Burt N. Dorsett	$199	(2)
Elliot S. Jaffe*	$1,125	(2)
Stephen E. Kaufman	$1,183	(2)
Cornelius C. Rose, Jr.	$1,164	(2)
Interested Trustee
R. Jay Gerken(1)	$0

*	Mr. Jaffe retired as a Trustee as of December 31, 2006.

(1)	Mr. Gerken was not compensated for his service as Trustee because of his affiliation with the manager.

(2)	Pursuant to prior retirement plans, certain Trustees are entitled to receive a total retirement benefit from the fund complex as follows: Mr. Barg: $488,325; Mr. Brody: $291,047; Mr. McCann: $261,000; Mr. Crane: $444,643; Mr. Dorsett: $360,000; Mr. Jaffe: $286,616; Mr. Kaufman: $424,476; and Mr. Rose: $286,616. Mr. Crane elected to receive the benefits in a lump sum payment (calculated on a net present value basis), an aggregate benefit from the fund complex having a net present value equal to $444,643. A portion of these benefits that have been paid are included, on a pro rata basis, in the aggregate compensation paid by the fund shown above. In addition, each fund formerly overseen by these Trustees has paid a pro rata share (based upon asset size) of these benefits including the aggregate benefit to Mr. Crane. Legg Mason or its affiliates have agreed to reimburse these funds an amount equal to 50% of these benefits.

None of the officers of the Trust received any compensation from the funds during the fiscal year ended December 31, 2007.

As of April 11, 2008, Trustees and officers as a group owned less than 1% of the outstanding shares of beneficial interest of the fund.

As of April 11, 2008, to the knowledge of the fund, the following shareholders or “groups” (as such term is defined in Section 13(d) of the Securities Exchange Act of 1934), owned beneficially or of record 5% or more of the shares of the fund:

Name and Address	Percent of Shares

METLIFE LIFE AND ANNUITY CO OF CT ATTN SHAREHOLDERS ACCOUNT DEPT P.O. BOX 990027 HARTFORD, CT 06199-0027	52.9323%

METLIFE LIFE AND ANNUITY CO OF CT ATTN SHAREHOLDERS ACCOUNT DEPT P.O. BOX 990027 HARTFORD, CT 06199-0027	41.1928%

IDS LIFE INSURANCE CORP SEPARATE ACCOUNT AGI — A 222 AXP FINANCIAL CENTER MINNEAPOLIS, MN 55474	5.5005%

12

INVESTMENT OBJECTIVE AND STRATEGIES

The fund’s prospectus discusses the fund’s investment objective and strategies. The following supplements the description of the fund’s investment strategies in the prospectus.

Investment Objective

The fund seeks high current income.

Principal investment strategies

The fund invests generally in a globally diverse portfolio of fixed income securities. The portfolio managers have broad discretion to allocate the fund’s assets among the following segments of the global market for fixed income securities, with no specified minimum or maximum investment in any segment:

•	U.S. government obligations

•	Investment and non-investment grade U.S. and foreign corporate debt, including, without limit, issuers in emerging markets

•	Mortgage- and asset-backed securities

•	Investment and non-investment grade sovereign debt, including, without limit, issuers in emerging markets

An emerging market country includes any country, which at the time of investment, is represented in the JP Morgan EMBI Global Index or categorized by the World Bank in its annual categorization as middle or low-income.

Instead of investing directly in particular securities, the fund may gain exposure to a security or an issuer or a market by investing through the use of instruments such as derivatives, including credit default swaps, synthetic instruments and other instruments that are intended to provide similar economic exposure. The fund may use one or more types of such instruments to a substantial extent and even as its primary means of gaining investment exposures.

Allocation: The portfolio managers allocate and reallocate the fund’s assets from time to time among the types of fixed income securities described above based on its analysis of economic and market conditions and the relative returns and risks then represented by each type.

Maturity and duration: The fund will invest primarily in intermediate-term securities, although the fund may invest in securities of any maturity. The effective duration of the fund’s portfolio is normally expected to be between three and seven years.

Generally, “duration” of a fixed-income security is the weighted average maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Every year of duration represents an expected 1% change in the price of a bond for every 1% change in interest rates. For example, if a bond has a duration of 4 years, its price will fall about 4% when interest rates rise by 1%. Like duration, effective duration measures the expected sensitivity of a security’s market price to changes in interest rates, but takes into account unique aspects of certain bonds (for example, some bonds can be prepaid by the issuer).

Credit quality: Up to 50% of the fund’s assets may be invested in U.S. or foreign securities rated, at the time of purchase, below investment grade by a recognized rating agency or, if unrated, of equivalent quality as determined by the subadvisers. Below investment grade securities are commonly referred to as “junk bonds.” Junk bonds are speculative and their issuers may have diminished capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid and may be more difficult to value. Changes in economic conditions or other circumstances are likely to weaken the capacity of issuers of these securities to make principal and interest payments. The fund may invest up to 20% of its total assets in emerging market debt rated below investment grade. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, the fund’s portfolio managers will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the fund may become the holders of underlying assets. In that case, the

13

fund may become the holder of securities that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

In the event that a security is rated by different agencies and receives different ratings from these agencies, the fund will treat the security as being rated in the higher rating category received from an agency. Credit rating criteria are applied at the time the fund purchases a security, and the fund may choose not to sell securities that are downgraded after their purchase, even if they no longer meet the fund’s investment guidelines.

The fund may invest in securities which are subordinated to more senior securities of the issuer, or represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

Derivatives: The fund may engage in a variety of transactions using derivatives, including but not limited to, options, swaps, including credit default swaps, and warrants. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives may be used by the fund for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the fund’s portfolio

•	As a substitute for buying or selling securities

•	As a cash flow management technique

•	For purposes of enhancing returns

Using derivatives, especially for non-hedging purposes, may involve greater risks to the fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund.

Certain risks associated with the use of derivatives are discussed below. Such risks are magnified to the extent that a large portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

The fund from time to time may sell protection on debt securities by entering into credit default swaps, a type of derivative transaction. In return for periodic payments, the fund is obligated to pay the counterparty if the bond which is subject of the credit default swap defaults or is subject to a specified credit event. As the seller, the fund could be considered leveraged because, in addition to the investment exposure that it has on its assets, the fund is subject to investment exposure on the notional amount of the swap.

When the fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit the fund’s exposure to loss, however, and the fund will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the fund’s derivative exposure. Segregated assets cannot be sold by the fund unless they are replaced with other appropriate assets, and, as a result, the segregation of a large portion of the fund’s assets could impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

The fund’s subadvisers may choose not to make use of derivatives for a variety of reasons. Should the subadvisers choose to use derivatives, the fund will, in determining compliance with any percentage limitation or requirement regarding the use or investment of fund assets, take into account derivative positions that are intended to reduce or create exposure to the applicable category of investments, even if they are not effective to achieve the desired result.

The fund may, as a cash management tool, hold up to 20% of the value of its total assets in cash and invest in short-term instruments and, for temporary defensive purposes, may hold cash and invest in short-term instruments without limitation.

The fund may invest up to 15% of the value of its net assets in restricted securities and in other securities that are not readily marketable, including repurchase agreements maturing in more than seven days. This restriction will not apply to securities subject to Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”) that have

14

been determined to be liquid by the sub-adviser. The fund does not currently intend to commit more than 5% of the fund’s net assets to reverse repurchase agreements.

The fund may invest up to 15% of its total assets in corporate loans.

Additional Investment Strategies and Risk Factors

The fund’s principal investment strategies are described above. The following provides additional information on these principal strategies and describes other investment strategies that may be used by the fund. The fund may, but need not, invest in all of the investments and utilize all of the investment techniques described below and in the Prospectus. The selection of investments and the utilization of investment techniques depend on, among other things, the subadviser’s investment strategies of the fund, conditions and trends in the economy and financial markets and investments being available on terms that, in the subadviser’s opinion, make economic sense.

Common Stock

Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. Common stocks do not represent an obligation of the issuer, and do not offer the degree of protection of debt securities. The issuance of debt securities or preferred stock by an issuer will create prior claims which could adversely affect the rights of holders of common stock with respect to the assets of the issuer upon liquidation or bankruptcy.

Convertible Securities

Convertible securities are typically preferred stock or bonds that are convertible into common stock at a specified price or conversion ratio. Because they have the characteristics of both fixed-income securities and common stock, convertible securities are sometimes called “hybrid” securities. Convertible bonds, debentures and notes are debt obligations offering a stated interest rate; convertible preferred stocks are senior securities of a company offering a stated dividend rate. Convertible securities will at times be priced in the market like other fixed-income securities — that is, their prices will tend to rise when interest rates decline and will tend to fall when interest rates rise. However, because a convertible security provides an option to the holder to exchange the security for either a specified number of the issuer’s common shares at a stated price per share or the cash value of such common shares, the security market price will tend to fluctuate in relationship to the price of the common shares into which it is convertible. Thus, convertible securities will ordinarily provide opportunities for producing both current income and longer-term capital appreciation. Because convertible securities are usually viewed by the issuer as future common stock, they are generally subordinated to other senior securities and therefore are rated one category lower than the issuer’s non-convertible debt obligations or preferred stock.

Warrants

The fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants are subject to the same market risks as stocks, but may be more volatile in price. Warrants do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in assets of the issuer. An investment in warrants may be considered speculative. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

Real Estate Investment Trusts (“REITs”)

REITs are pooled investment vehicles, which invest primarily in income producing real estate, or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive

15

income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Debt securities issued by REITs, for the most part, are general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to industry related risks.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, REITs have been more volatile in price than the larger capitalization stocks included in S&P 500 Index.

Investment Company Securities

Subject to applicable statutory and regulatory limitations, the fund may invest in shares of other investment companies, including shares of other mutual funds, closed-end funds, and unregistered investment companies. Investments in other investment companies are subject to the risk of the securities in which those investment companies invest. In addition, to the extent the fund invests in securities of other investment companies, fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of the fund’s own operation. These costs include management, brokerage, shareholder servicing and other operational expenses.

The fund may invest in shares of open-end investment companies or unit investment trusts that are traded on a stock exchange, called exchange-traded funds or ETFs. Typically an ETF seeks to track the performance of an index, such as the S&P 500, the NASDAQ 100, the Lehman Treasury Bond Index, or more narrow sector or foreign indices, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give the fund exposure to the securities comprising the index on which the ETF is based. ETFs may also be actively managed.

Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are designed to be traded throughout a trading day, bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. However, the portfolios held by index-based ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of index based ETFs tend to closely track the actual net asset value of the underlying portfolios and the fund will generally gain or lose value depending on the performance of the index. However, gains or losses on the fund’s investment in ETFs will ultimately depend on the purchase and sale price of the ETF. Actively managed ETFs may not have the transparency of index-based ETFs, and therefore, may be more likely to trade at a discount or premium to actual net asset values.

The fund may invest in closed-end investment companies which hold securities of U.S. and/or non-U.S. issuers. Because shares of closed-end funds trade on an exchange, investments in closed-end investment funds may entail the additional risk that the market value of such investments may be substantially less than their net asset value.

16

Fixed Income Securities

Fixed-income securities include bonds, debentures, notes, commercial paper, loans, and other instruments issued by banks, corporations, local and state and national governments, both U.S. and foreign, and supranational entities. Except to the extent that values are affected independently by other factors such as developments relating to a specific issuer, when interest rates decline, the value of a fixed-income portfolio can generally be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can generally be expected to decline. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes, particularly if such securities were purchased at a discount. Because the fund will invest primarily in fixed-income securities, the net asset value of the fund’s shares can be expected to change as general levels of interest rates fluctuate. It should be noted that the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities.

Debt Securities Rating Criteria

Investment grade debt securities are those rated “BBB” or higher by the S&P, the equivalent rating of other NRSROs or determined to be of equivalent credit quality by an adviser. Debt securities rated BBB are considered medium grade obligations. Adverse economic conditions or changing circumstances may weaken the issuer’s ability to pay interest and repay principal.

Below investment grade debt securities are those rated “BB” and below by S&P or the equivalent rating of other NRSROs. Below investment grade debt securities or comparable unrated securities are commonly referred to as “junk bonds” and are considered predominantly speculative and may be questionable as to capacity to make principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The amount of junk bond securities outstanding has proliferated as an increasing number of issuers have used junk bonds for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the fund’s net asset value to the extent it invests in such securities. In addition, the fund may incur additional expenses to the extent they are required to seek recovery upon a default in payment of principal or interest on their portfolio holdings. The secondary market for junk bond securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the fund’s ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for junk bond securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the fund’s net asset value. Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers.

However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. The advisers will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments. The definitions of the ratings of debt obligations may be found in Appendix A following this SAI.

17

Ratings as Investment Criteria

In general, the ratings of an NRSRO such as Moody’s and S&P represent the opinions of those agencies as to the quality of debt obligations that they rate. It should be emphasized, however, that these ratings are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of securities. These ratings will be used by the fund as initial criteria for the selection of portfolio securities, but the fund also will rely upon the independent advice of their sub-advisers to evaluate potential investments. Among the factors that will be considered is the long-term ability of the issuer to pay principal and interest and general economic trends.

Subsequent to its purchase by the fund, an issue of debt obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. Neither event will require the sale of the debt obligation by the fund, but the fund’s sub-advisers will consider the event in their determination of whether the fund should continue to hold the obligation. In addition, to the extent that the ratings change as a result of changes in rating organizations or their rating systems or owing to a corporate restructuring of an NRSRO, the fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objectives and policies.

Floating and Variable Rate Instruments

General.  The fund may invest in floating and variable rate obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of the floating or variable rate obligations that may be purchased by the fund may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. The fund will limit its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. The portfolio managers or the applicable subadviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

Liquidity.  Certain of the floating or variable rate obligations that may be purchased by the fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity. Some of the demand instruments purchased by the fund are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the fund will nonetheless treat the instrument as “readily marketable” for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as “not readily marketable” and therefore illiquid.

Limitations.  The fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than the fund’s custodian subject to a sub-custodian agreement approved by the fund between that bank and the fund’s custodian.

Inverse Floating Rate Obligations

Inverse floating rate obligations, or “inverse floaters,” have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent) (the “reference rate”). Inverse floaters may constitute a class of

18

CMOs with a coupon rate that moves inversely to a designated index, such as London Inter-Bank Offered Rate (“LIBOR”) or Cost of Funds Index (“COFI”). Investors tend to invest in inverse floaters to gain investment exposure to a long-term bond.

Like most fixed-income securities, the value of inverse floaters generally decreases as interest rates rise. Moreover, any rise in the reference rate of an inverse floater (which is usually as a result of a rise in interests rates) causes a drop in the coupon rate. Inverse floaters, however, generally exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. Some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. The yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets. As a result, the holder of the inverse floater in most circumstances bears substantially all of the downside investment risk associated with the underlying bond, and typically also is the beneficiary of a disproportionate amount of the potential appreciation of the underlying bond’s value.

Zero Coupon and Payment-in-kind Bonds and Deferred Payment Securities

The fund may invest in zero coupon securities, payment-in-kind (“PIK”) bonds and deferred payment securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. Zero coupon securities may have conversion features. The fund also may purchase PIK bonds. PIK bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of the fund’s limitation on investments in illiquid securities.

Deferred interest bonds are debt obligations which are issued or purchased at a significant discount from face value and provide for a period of delay before the regular payment of interest begins. The characteristics and related risks of these bonds are similar to those of zero coupon bonds.

Current federal income tax law requires the holder of a zero coupon security, certain PIK bonds, deferred payment securities and certain other securities acquired at a discount (such as Brady Bonds) to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, the fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Bank Obligations

U.S. commercial banks organized under Federal law are supervised and examined by the U.S. Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the FDIC. U.S. banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to a portfolio, depending upon the principal amount of CDs of each bank

19

held by the portfolio) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of government regulations, U.S. branches of U.S. banks are, among other things, generally required to maintain specified levels of reserves and are subject to other supervision and regulation designed to promote financial soundness.

Obligations of foreign branches of U.S. banks and of foreign branches of foreign banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of U.S. banks or U.S. branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of U.S. banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank or about a foreign bank than about a U.S. bank. Obligations of U.S. branches of foreign banks may be general obligations of the parent bank, in addition to being general obligations of the issuing branch, or may be limited by the terms of specific obligations and by governmental regulation as well as governmental action in the country in which the foreign bank is headquartered. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states may or may not be required to (a) pledge to the regulator an amount of its assets equal to 5% of its total liabilities by depositing assets with a designated bank within the state and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of state branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank. In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of U.S. banks, by U.S. branches of foreign banks or by foreign branches of foreign banks, the manager or sub-adviser will carefully evaluate such investments on a case-by-case basis.

Money Market Instruments

The fund may invest in corporate and government bonds and notes and money market instruments. Money market instruments include: U.S. government CDs, TDs and bankers’ acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; commercial paper; and repurchase agreements with respect to the foregoing types of instruments. CDs are short-term, negotiable obligations of commercial banks. TDs are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions. The fund may hold cash and short-term instruments without limitation when the manager or sub-adviser determines that it is appropriate to maintain a temporary defensive posture. Short-term instruments in which the fund may invest include: (a) obligations issued or guaranteed as to principal and interest by the United States government, its agencies or instrumentalities (including repurchase agreements with respect to such securities); (b) bank obligations (including CDs, TDs and bankers’ acceptances of domestic or foreign banks, domestic savings and loan associations and similar institutions); (c) floating rate securities and other instruments denominated in U.S. dollars issued by international development agencies, banks and other financial institutions, governments and their agencies or instrumentalities and corporations located in countries that are members of the Organization for Economic Cooperation and Development; and (d) commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody’s or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories.

20

Mortgage-Backed Securities

The fund may invest in mortgage related securities. The average maturity of pass-through pools of mortgage backed securities varies with the maturities of the underlying mortgage instruments. In addition, a pool’s stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. Common practice is to assume that prepayments will result in an average life ranging from two to ten years for pools of fixed rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.

Mortgage-backed securities may be classified as private, governmental or government related, depending on the issuer or guarantor. Private mortgage backed securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage backed securities are backed by the full faith and credit of the United States. Government National Mortgage Association (“GNMA”), the principal U.S. guarantor of such securities, is a wholly owned corporation within the Department of Housing and Urban Development. Government related mortgage backed securities are not backed by the full faith and credit of the United States. Issuers of these securities include the Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government-sponsored corporation owned entirely by private stockholders that is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a government-sponsored corporation owned entirely by private stockholders that is subject to general regulation by the Secretary of Housing and Urban Development. Participation certificates representing interests in mortgages from FHLMC’s national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC.

The fund expects that private and governmental entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments; that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage backed securities are developed and offered to investors, the fund, consistent with its investment objectives and policies, will consider making investments in those new types of securities. The fund may invest in government stripped mortgage related securities, collateralized mortgage obligations (“CMOs”) collateralized by mortgage loans or mortgage pass-through certificates and zero coupon securities, which, because of changes in interest rates, may be more speculative and subject to greater fluctuations in value than securities that currently pay interest. CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage related securities. The fund also may invest in pass-through securities backed by adjustable rate mortgages that have been introduced by GNMA, FNMA and FHLMC. These securities bear interest at a rate that is adjusted monthly, quarterly or annually. The prepayment experience of the mortgages underlying these securities may vary from that for fixed rate mortgages. The fund will purchase only mortgage related securities issued by persons that are governmental agencies or instrumentalities or fall outside, or are excluded from, the definition of investment company under the 1940 Act.

See also “Adjustable Rate Mortgage Securities,” “Guaranteed Mortgage Pass-Through Securities,” “Collateralized Mortgage Obligations and Multi-Class Pass-Through Securities,” “Privately Issued Mortgage Securities” and “Stripped Mortgage Securities.”

Adjustable Rate Mortgage Securities

Unlike fixed rate mortgage securities, adjustable rate mortgage securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align

21

themselves with market rates. The fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage. In this event, the value of the mortgage securities in the fund would likely decrease. Also, the fund’s net asset value could vary to the extent that current yields on adjustable rate mortgage securities are different than market yields during interim periods between coupon reset dates or if the timing of changes to the index upon which the rate for the underlying mortgages is based lags behind changes in market rates. During periods of declining interest rates, income to the fund derived from adjustable rate mortgages which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgages, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments. During periods of rising interest rates, as the rates on adjustable mortgage loans reset to higher rates, the number of defaults on the underlying mortgage loans may increase, causing losses to the fund.

Guaranteed Mortgage Pass-through Securities

The fund may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities. Any guarantee of such securities runs only to principal and interest payments on the securities and not to the market value of such securities or the principal and interest payments on the underlying mortgages. In addition, the guarantee only runs to the portfolio securities held by the fund and not to the purchase of shares of the fund. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. Guaranteed mortgage pass-through securities are often sold on a to-be-acquired or “TBA” basis. Such securities are typically sold one to three months in advance of issuance, prior to the identification of the underlying pools of mortgage securities but with the interest payment provisions fixed in advance. The underlying pools of mortgage securities are identified shortly before settlement and must meet certain parameters.

The guaranteed mortgage pass-through securities in which the fund may invest may include those issued or guaranteed by Ginnie Mae (“Ginnie Mae Certificates”), the Federal National Mortgage Association (“Fannie Mae Certificates”) and Freddie Mac (“Freddie Mac Certificates”).

Ginnie Mae Certificates.  Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The full faith and credit of the U.S. government is pledged to the payment of amounts that may be required to be paid under any guarantee, but not as to the market value of such securities. The Ginnie Mae Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be Federal Housing Administration Loans (“FHA Loans”) or Veterans’ Administration Loans (“VA Loans”) and, except as otherwise specified above, will be fully amortizing loans secured by first liens on one- to four-family housing units.

Fannie Mae Certificates.  Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. Each Fannie Mae Certificate will entitle the registered holder thereof to receive amounts representing such holder’s pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate’s pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the

22

pool represented by such Fannie Mae Certificate and such holder’s proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae Certificate, but not the market value thereof, will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the U.S. government. Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.

Freddie Mac Certificates.  Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the “FHLMC Act”). Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal or the market value of the securities. Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following: (i) foreclosure sale; (ii) payment of a claim by any mortgage insurer; or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a “Freddie Mac Certificate group”) purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Recent accounting issues at Fannie Mae and Freddie Mac have resulted in turnover of top management at those entities and have led to increased congressional scrutiny and proposals for changes to how these government sponsored entities are regulated. It is unclear what effect that any such changes, if implemented, would have on the fund or on its investment in certificates issued by Fannie Mae or Freddie Mac.

Collateralized Mortgage Obligations and Multi-Class Pass-Through Securities

The fund may invest in collateralized mortgage obligations (“CMOs”). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by whole loans or private pass-throughs (such collateral collectively hereinafter referred to as “mortgage assets”). Multi-class pass-through securities are interests in a trust composed of mortgage assets. Unless the context indicates otherwise, all references herein to CMOs include multi-class pass-through securities. Payments of principal and of interest on the mortgage assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the mortgage assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the mortgage assets are applied to the classes of a CMO in the order of their respective

23

stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. The fund has no present intention to invest in CMO residuals. The market for CMOs may be less liquid than the market for other securities. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

The fund may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs (“PAC Bonds”). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities.

See also “Guaranteed Mortgage Pass-Through Securities” and “Mortgage-Backed Securities” above.

Privately-issued Mortgage Securities

The fund may also purchase mortgage backed securities issued by private issuers which may entail greater risk than mortgage-backed securities that are guaranteed by the U.S. government, its agencies or instrumentalities. Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including mortgage bankers, commercial banks, investment banks, savings and loan associations and special purpose subsidiaries of the foregoing. Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of Ginnie Mae or Freddie Mac, such securities generally are structured with one or more types of credit enhancement. Such credit support falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

The ratings of mortgage securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected. There can be no assurance that the private issuers or credit enhancers of mortgage-backed securities can meet their obligations under the relevant policies or other forms of credit enhancement.

Examples of credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and “over collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to

24

make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.

Stripped Mortgage Securities

The fund may purchase stripped mortgage securities which are derivative multi-class mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid.

Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest only), while the other class will receive all of the principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organizations.

In addition to the stripped mortgage securities described above, the fund may invest in similar securities such as super POs and levered IOs which are more volatile than POs and IOs. Risks associated with instruments such as super POs are similar in nature to those risks related to investments in POs. Risks connected with levered IOs are similar in nature to those associated with IOs. The fund may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions. POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the fund. See “Taxes.”

Asset-Backed Securities

The fund may invest in asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables or home equity loans, representing the obligations of a number of different parties. Asset-backed securities arise through the grouping by governmental, government-related and private organizations of loans, receivables and other assets originated by various lenders. Interests in pools of these assets differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Instead, asset-backed securities provide periodic payments, which generally consist of both interest, and principal payments.

Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for

25

the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an instrument in such a security.

Mortgage Dollar Roll Transactions

In mortgage “dollar rolls” the fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the fund foregoes principal and interest paid on the mortgage-backed securities. The fund is typically compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. At the time the fund enters into a mortgage “dollar roll,” it will maintain cash, U.S. government securities or other liquid assets equal in value to its obligations in respect of dollar rolls or use other methods then permitted under the 1940 Act, the rules and regulation thereunder, or orders issued by the SEC thereunder. Mortgage dollar rolls involve the risk that the market value of the securities the fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the fund’s obligation to repurchase the securities.

High Yield Securities

The fund may invest up to 50% of the fund’s assets in domestic and foreign “high yield” securities, commonly known as “junk bonds.” The fund may invest up to 20% of its total assets in emerging market debt rated below investment grade.

Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities as determined by the portfolio managers will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Medium- and lower-rated securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or are in default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by the fund with a commensurate effect on the value of the fund’s shares.

Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. A description of the ratings used by Moody’s and S&P is set forth in Appendix A. The ratings of Moody’s and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities. Ratings of a non-U.S. debt instrument, to the extent that those ratings are

26

undertaken, are related to evaluations of the country in which the issuer of the instrument is located. Ratings generally take into account the currency in which a non-U.S. debt instrument is denominated. Instruments issued by a foreign government in other than the local currency, for example, typically have a lower rating than local currency instruments due to the existence of an additional risk that the government will be unable to obtain the required foreign currency to service its foreign currency denominated debt. In general, the ratings of debt securities or obligations issued by a non-U.S. public or private entity will not be higher than the rating of the currency or the foreign currency debt of the central government of the country in which the issuer is located, regardless of the intrinsic creditworthiness of the issuer.

The secondary markets for high yield securities are not as liquid as the secondary markets for higher-rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of a fund holding such securities to dispose of particular portfolio investments, may adversely affect the fund’s net asset value per share and may limit the ability of the fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If the fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value the fund’s portfolio securities, and a greater degree of judgment may be necessary in making such valuations. Less liquid secondary markets may also affect the ability of the fund to sell securities at their fair value. If the secondary markets for high yield securities contract due to adverse economic conditions or for other reasons, certain liquid securities in the fund’s portfolio may become illiquid and the proportion of the fund’s assets invested in illiquid securities may significantly increase.

Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect the fund’s net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in recent years.

High Yield Corporate Securities.  While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The fund also may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

The development of a market for high yield non-U.S. corporate securities has been a relatively recent phenomenon. On the other hand, the market for high yield U.S. corporate debt securities is more established than that for high yield non-U.S. corporate debt securities, but has undergone significant changes in the past and may undergo significant changes in the future.

High yield non-U.S. and U.S. corporate securities in which the fund may invest include bonds, debentures, notes, commercial paper and preferred stock and will generally be unsecured. Most of the debt securities will bear interest at fixed rates. However, the fund may also invest in corporate debt securities with variable rates of interest or which involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower’s attainment of

27

specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

Distressed Debt Securities.  Distressed debt securities are debt securities that are purchased in the secondary market and are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by the fund or are rated in the lower rating categories (Ca or lower by Moody’s and CC or lower by S&P) or which, if unrated, are in the judgment of the investment manager of equivalent quality. Investment in distressed debt securities is speculative and involves significant risk. The risks associated with high yield securities are heightened by investing in distressed debt securities.

The fund will generally make such investments only when the portfolio managers believe it is reasonably likely that the issuer of the distressed debt securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the fund will receive new securities (e.g., equity securities). However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which the fund makes its investment in distressed debt securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that the fund will receive any interest payments on the distressed debt securities, the fund will be subject to significant uncertainty as to whether or not the exchange offer or plan will be completed and the fund may be required to bear certain extraordinary expenses to protect or recover its investment. Even if an exchange offer is made or plan of reorganization is adopted with respect to the distressed debt securities held by the fund, there can be no assurance that the securities or other assets received by the fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed debt securities, the fund may be restricted from disposing of such securities.

Non-Publicly Traded Securities

Non-publicly traded securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the fund. In addition, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded.

Sovereign and Supranational Debt Obligations

Sovereign debt is debt issued or guaranteed by foreign governments (including countries, provinces and municipalities) or their agencies and instrumentalities. Sovereign debt may trade at a substantial discount from face value. Emerging-market country sovereign debt involves a high degree of risk, is generally lower-quality debt, and is considered speculative in nature.

Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the “World Bank”), the European Investment Bank, the European Bank for Reconstruction and Development, the Asian Development Bank and the Inter-American Development Bank. Such supranational issued instruments may be denominated in multi-national currency units. Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

Investing in fixed and floating rate high yield foreign sovereign debt securities, especially in emerging market countries, will expose funds investing in such securities to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. The ability and willingness of sovereign obligors in developing and emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which the fund may invest,

28

especially in emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government’s policy towards the International Monetary Fund, the World Bank and other international agencies.

The ability of a foreign sovereign obligor, especially in emerging market countries, to make timely payments on its external debt obligations will also be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds, which may further impair the obligor’s ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government’s international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt. The risks enumerated above are particularly heightened with regard to issuers in emerging market countries.

As a result of the foregoing, a governmental obligor, especially in emerging market countries, may default on its obligations. If such an event occurs, the fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Sovereign obligors in developing and emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

See also “Foreign Securities” below.

29

Eurodollar Instruments and Yankee Bonds

Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the United States, primarily in Europe. Yankee bonds are bonds of foreign governments and their agencies and foreign banks and corporations that pay interest in U.S. dollars and are typically issued in the U.S. ECDs are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks.

See also “Foreign Securities” below.

Brady Bonds

Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity, (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”).

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the fund to suffer a loss of interest or principal on any of its holdings.

See also “Foreign Securities” below.

Depositary Receipts

Securities of foreign issuers may be purchased directly or through depositary receipts, such as ADRs, EDRs and Global Depository Receipts (“GDRs”) or other securities representing underlying shares of foreign companies. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts, respectively, evidencing a similar arrangement.

ADRs, EDRs and GDRs are issued through “sponsored” or “unsponsored” arrangements. In a sponsored arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depositary’s transaction fees are paid by the holders. In addition, less information is generally available in the United States about the issuer of an unsponsored depository receipt as it is for the issuer of a sponsored depository receipt.

See also “Foreign Securities” below.

30

Derivative Instruments — Options, Futures and Other Strategies

General.  The fund may invest in certain options, futures contracts (sometimes referred to as “futures”), options on futures contracts, forward contracts, swaps, caps, floors, collars, indexed securities and other derivative instruments (collectively, “Financial Instruments”) to, among other things, attempt to hedge its investments or attempt to enhance its return or yield through non-hedging strategies. Except as otherwise provided in the prospectus, this SAI or by applicable law, the fund may purchase and sell any type of Financial Instrument.

The use of Financial Instruments is subject to applicable regulations of the Securities and Exchange Commission (the “SEC”), the several exchanges upon which they are traded and the Commodity Futures Trading Commission. In addition, the fund’s ability to use Financial Instruments may be limited by tax considerations.

Hedging strategies can be broadly categorized as “short hedges” and “long hedges.” A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the fund’s portfolio. Thus, in a short hedge the fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the fund intends to acquire. Thus, in a long hedge, the fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the fund does not own a corresponding security and, therefore, the transaction does not relate to the portfolio security that the fund owns. Rather, it relates to a security that the fund intends to acquire. If the fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the fund’s portfolio is the same as if the transaction were entered into for speculative purposes.

Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that the fund owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which the fund has invested or expects to invest. Financial Instruments on debt securities generally are used to hedge either individual securities or broad debt market sectors.

In addition to the instruments, strategies and risks described below, the subadviser expects to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as the subadviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The subadviser may utilize these opportunities to the extent that they are consistent with the fund’s investment objectives and permitted by its investment limitations and applicable regulatory authorities. The fund might not use any of these strategies, and there can be no assurance that any strategy used will succeed.

Risks.  The use of Financial Instruments involves special considerations and risks, certain of which are described below, and may result in losses to the fund. In general, these techniques may increase the volatility of the fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Even a small investment in derivatives may magnify or otherwise increase investment losses to the fund. The fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

Successful use of most Financial Instruments depends upon the subadviser’s ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.

The fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If the fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the fund’s ability to sell a portfolio security or make

31

an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time.

The fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the fund.

Certain Risks Associated with Hedging Strategies.  There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities or other assets being hedged.

Because there are a limited number of types of exchange-traded Financial Instruments, it is likely that the standardized contracts available will not match the fund’s current or anticipated investments exactly. The fund may invest in Financial Instruments based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves a risk that the position in Financial Instruments will not track the performance of the fund’s other investments.

Prices of Financial Instruments can also diverge from the prices of their underlying instruments, even if the underlying instruments match the fund’s portfolio investments well. Prices of Financial Instruments are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the markets for Financial Instruments and the securities markets, from structural differences in how Financial Instruments and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The fund may purchase or sell Financial Instruments with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the fund’s positions in Financial Instruments are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the fund entered into a short hedge because its subadviser projected a decline in the price of a security in the fund’s portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the fund could suffer a loss. In either such case, the fund would have been in a better position had it not attempted to hedge at all.

Cover.  Transactions using Financial Instruments, other than purchased options, expose the fund to an obligation to another party. The fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, segregate on its books cash or liquid assets in the prescribed amount as determined daily. The fund may cover such transactions using other methods currently or as may be permitted in the future under the 1940 Act or orders issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by the fund.

Assets used as cover cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the fund’s assets to cover in accounts could impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

32

Options.  A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

The fund may purchase call options for any purpose. For example, a call option may be purchased by the fund as a long hedge. Call options also may be used as a means of participating in an anticipated price increase of a security on a more limited risk basis than would be possible if the security itself were purchased. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the fund’s potential loss to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the fund either sells or exercises the option, any profit realized would be reduced by the premium.

The fund may purchase put options for any purpose. For example, a put option may be purchased by the fund as a short hedge. The put option enables the fund to sell the underlying security at the predetermined exercise price; thus, the potential for loss to the fund below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit the fund realizes on the sale of the security would be reduced by the premium paid for the put option less any amount for which the put option may be sold.

Writing put or call options can enable the fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, the fund may also suffer a loss as a result of writing options. For example, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the fund would suffer a loss.

Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the fund will be obligated to sell the security or currency at less than its market value. If the call option is an over the counter (“OTC”) option, the securities or other assets used as cover may be considered illiquid.

Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the fund will be obligated to purchase the security or currency at more than its market value. If the put option is an OTC option, the securities or other assets used as cover may be considered illiquid.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions.

The fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the fund to realize profits or limit losses on an option position prior to its exercise or expiration.

A type of put that the fund may purchase is an “optional delivery standby commitment,” which is entered into by parties selling debt securities to the fund. An optional delivery standby commitment gives the fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

Risks of Options on Securities.  Options may result in the fund’s net asset value being more sensitive to changes in the value of the related instrument. The fund may purchase or write both exchange-traded and OTC options.

33

Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the fund, as well as the loss of any expected benefit of the transaction.

The fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that the fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the fund might be unable to close out an OTC option position at any time prior to its expiration, if at all.

If the fund were unable to effect a closing transaction for an option it had purchased, due to the absence of a secondary market, the imposition of price limits or otherwise, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the fund could cause material losses because the fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options have varying expiration dates. The exercise price of the options may be below, equal to or above the current market value of the underlying security or other instrument. Options purchased by the fund that expire unexercised have no value, and the fund will realize a loss in the amount of the premium paid and any transaction costs. If an option written by the fund expires unexercised, the fund realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.

Options on Indices.  Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When the fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When the fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the fund’s exercise of the put, to deliver to the fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices.  The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, when the fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if the fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the fund, as a call writer, will not learn that the fund has been assigned until the next business

34

day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer’s obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

If the fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options.  Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Generally, OTC non-U.S. currency options used by the fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

Futures Contracts and Options on Futures Contracts.  A financial futures contract sale creates an obligation by the seller to deliver the type of Financial Instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of Financial Instrument called for in the contract in a specified delivery month at a stated price. The fund may invest in single security futures contracts to the extent permitted by applicable law. Options on futures give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield. To the extent permitted by applicable law and the fund’s investment policies, the fund may also write call and put options on futures contracts that are not covered.

In addition, futures strategies can be used to manage the average duration of the fund’s fixed-income portfolio. If the subadviser wishes to shorten the average duration of the fund’s fixed-income portfolio, the fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If the subadviser wishes to lengthen the average duration of the fund’s fixed-income portfolio, the fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

Futures contracts may also be used for non-hedging purposes, such as to simulate full investment in underlying securities while retaining a cash balance for portfolio management purposes, as a substitute for direct investment in a security, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract or option is priced more attractively than the underlying security or index.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the fund is required to deposit “initial margin.” Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on

35

futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking-to-market.” Variation margin does not involve borrowing, but rather represents a daily settlement of the fund’s obligations to or from a futures broker. When the fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the fund when the use of a futures contract would not, such as when there is no movement in the value of the securities or currencies being hedged. In contrast, when the fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Although some futures and options on futures call for making or taking delivery of the underlying securities or currencies, generally those contracts are closed out prior to delivery by offsetting purchases or sales of matching futures or options (involving the same currency or underlying security and delivery month). If an offsetting purchase price is less than the original sale price, the fund realizes a gain, or if it is more, the fund realizes a loss. If an offsetting sale price is more than the original purchase price, the fund realizes a gain, or if it is less, the fund realizes a loss. The fund will also bear transaction costs for each contract, which will be included in these calculations. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

The fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA.

Risks of Futures Contracts and Options Thereon.  The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by the subadviser may still not result in a successful transaction. Of course, the

36

subadviser may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

Index Futures.  The risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of the hedge increases as the composition of the fund’s portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. If the price of the index futures moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, the fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, the fund may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where the fund has sold index futures contracts to hedge against decline in the market, the market may advance and the value of the securities held in the fund may decline. If this occurred, the fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices on which the futures contracts are based.

Where index futures are purchased to hedge against a possible increase in the price of securities before the fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

To the extent such instruments are permitted by applicable law and the fund’s investment policies, the fund may invest in security futures. Such investments are expected to be subject to risks similar to those of index future investing.

Non-U.S. Currency Hedging Strategies — Special Considerations.  The fund may invest in securities that are denominated in non-U.S. currencies and may engage in a variety of non-U.S. currency exchange transactions to protect against uncertainty in the level of future exchange rates or to earn additional income. The fund may use options and futures contracts, swaps and indexed notes relating to non-U.S. currencies as described above and forward currency contracts, as described below, to attempt to hedge against movements in the values of the non-U.S. currencies in which the fund’s securities are denominated or to attempt to enhance income or yield. Currency hedges can protect against price movements in a security that the fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

The fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, the fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the value of which the fund’s subadviser believes will have a high degree of correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used.

The value of Financial Instruments on non-U.S. currencies depends on the value of the underlying currency relative to the U.S. dollar. Because non-U.S. currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, the fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying non-U.S. currencies at prices that are less favorable than for round lots.

37

There is no systematic reporting of last sale information for non-U.S. currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in non-U.S. currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

Settlement of hedging transactions involving non-U.S. currencies might be required to take place within the country issuing the underlying currency. Thus, the fund might be required to accept or make delivery of the underlying non-U.S. currency in accordance with any U.S. or non-U.S. regulations regarding the maintenance of non-U.S. banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Options on non-U.S. currencies also have the risks of options on securities. See “Risks of Options on Securities” above.

Forward Currency Contracts.  The fund may enter into forward currency contracts to purchase or sell non-U.S. currencies for a fixed amount of U.S. dollars or another non-U.S. currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. Forward currency contracts may be used to attempt to hedge currency exposure or to enhance return or yield.

Such transactions may serve as long hedges; for example, the fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a non-U.S. currency that the fund intends to acquire. Forward currency contract transactions may also serve as short hedges; for example, the fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security, dividend or interest payment denominated in a non-U.S. currency.

The fund may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in non-U.S. currency. For example, if the fund owned securities denominated in euros, it could enter into a forward currency contract to sell euros in return for U.S. dollars to hedge against possible declines in the euro’s value. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The fund could also hedge the position by selling another currency expected to perform similarly to the Euro. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

The cost to the fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

As is the case with futures contracts, parties to forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the fund might be unable to close out a forward currency contract at any time prior to maturity, if

38

at all. In either event, the fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain the required cover.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the non-U.S. currency, will change after the forward currency contract has been established. Thus, the fund might need to purchase or sell non-U.S. currencies in the spot (cash) market to the extent such non-U.S. currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

Successful use of forward currency contracts depends on the subadviser’s skill in analyzing and predicting currency values. Forward currency contracts may substantially change the fund’s exposure to changes in currency exchange rates and could result in losses to the fund if currencies do not perform as the fund’s subadviser anticipates. There is no assurance that the subadviser’s use of forward currency contracts will be advantageous to the fund or that the subadviser will hedge at an appropriate time.

Combined Positions.  The fund may purchase and write options in combination with each other, or in combination with other Financial Instruments, to adjust the risk and return characteristics of its overall position. For example, the fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Turnover.  The fund’s options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by the fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once the fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by the fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the fund’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. The fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

Swaps, Caps, Floors and Collars.  The fund may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the fund anticipates purchasing at a later date or to attempt to enhance yield. A swap involves the exchange by the fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.

Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of the fund’s investments and its share price and yield because, and to the extent, these agreements affect the fund’s exposure to long- or short-term interest rates, non-U.S. currency values, mortgage-backed security values, corporate borrowing rates or other factors such as security prices or inflation rates.

39

Swap agreements will tend to shift the fund’s investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options.

If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of a counterparty’s insolvency.

The fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or a non-U.S. corporate issuer, on the debt obligation. In return, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, the fund would be subject to investment exposure on the notional amount of the swap which may be significantly larger than the fund’s cost to enter into the credit default swap.

The fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve credit risk — that the seller may fail to satisfy its payment obligations to the fund in the event of a default.

The net amount of the excess, if any, of the fund’s obligations over its entitlements with respect to each swap will be accrued on a daily basis, depending on whether a threshold amount (if any) is exceeded, and an amount of cash or liquid assets having an aggregate net asset value approximately equal to the accrued excess will be maintained as collateral. The fund will also maintain collateral with respect to its total obligations under any swaps that are not entered into on a net basis, and will maintain collateral as required by SEC guidelines from time to time with respect to caps and floors written by the fund.

Flexibility.  Generally, the foregoing is not intended to limit the fund’s investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by the fund as broadly as possible. Statements concerning what the fund may do are not intended to limit other any activity. The fund maintains the flexibility to use Financial Instruments for any purpose consistent with applicable law and any express limitations in the SAI or the Prospectus.

Foreign Securities

Risks of Non-U.S. Investments.  To the extent the fund invests in the securities of non-U.S. issuers, those investments involve considerations and risks not typically associated with investing in the securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and economies. The risks of investing in securities of non-U.S. issuers or issuers with significant exposure to non-U.S. markets may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which the fund’s portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain non-U.S. countries, particularly emerging markets, are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

Unanticipated political or social developments may affect the values of the fund’s investments in such countries. The economies and securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue.

40

Foreign Securities Markets and Regulations.  There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for the fund to accurately price its portfolio securities or to dispose of such securities at the times determined by the adviser to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which the fund’s operations require cash, such as in order to meet redemptions and to pay its expenses.

Emerging Market Countries.  “Emerging markets” include any country, which at the time of investment, is represented in the JP Morgan EMBI Global Index or is categorized by the World Bank in its annual categorization as “middle- or low-income.” The JP Morgan EMBI Global Index country and regional composition currently includes 27 countries, including Argentina, Brazil, Mexico, South Korea, Russia, Venezuela, Philippines, Poland, Malaysia, Panama, Bulgaria, Nigeria, China, Ecuador, Peru, Colombia, Morocco, Greece, Turkey, Hungary, Croatia, Lebanon, South Africa, Algeria, Thailand, Chile and Cote d’Ivoire. The World Bank’s list of countries categorized as low-or middle-income includes a total of 152 countries in its index, including the 27 countries included in the JP Morgan EMBI Global Index.

Economic, Political and Social Factors.  Certain non-U.S. countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than is the case in the U.S. and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. Investing in emerging countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, the fund could lose its entire investment in that country. Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit the fund’s investment in those markets and may increase the expenses of the fund. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the fund’s operation. Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many non-U.S. countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely by economic conditions in the countries with which they trade.

Currency Risks.  The value of the securities quoted or denominated in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The fund’s investment performance may be negatively affected by a devaluation of a currency in which the fund’s investments are quoted or denominated. Further, the fund’s investment performance may be significantly affected, either

41

positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Custodian Services and Related Investment Costs.  Custodian services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the fund to make intended securities purchases because of settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the fund because of a subsequent decline in value of the portfolio security or could result in possible liability to the fund. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the fund against loss or theft of its assets.

Withholding and Other Taxes.  The fund may be subject to taxes, including withholding taxes imposed by certain non-U.S. countries on income (possibly including, in some cases, capital gains) earned with respect to the fund’s investments in such countries. These taxes will reduce the return achieved by the fund. Treaties between the U.S. and such countries may reduce the otherwise applicable tax rates.

Currency Exchange Rates.  The fund’s share value may change significantly when the currencies, other than the U.S. dollar, in which that fund’s investments are quoted or denominated, strengthen or weaken against the U.S. dollar. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

See also “Sovereign and Supranational Debt Obligations,” “Eurodollar Instruments and Yankee Bonds,” “Brady Bonds” and “Depository Receipts” above.

U.S. Government Securities

The U.S. government securities in which the fund may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, GNMA, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, FHLMC, FNMA, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Resolution Fund Corporation and various institutions that previously were or currently are part of the Farm Credit System. Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. Government to purchase the agency’s obligations, such as securities of FNMA; or (iii) only the credit of the issuer, such as securities of FHLMC. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to foreign governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid. U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments benefit

42

the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. The fund accrues income on these investments for tax and accounting purposes that are distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the fund’s distribution obligations, in which case the fund will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

Custodial Receipts

The fund may acquire custodial receipts or certificates, such as CATS, TIGRs and FICO Strips, underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. The underwriters of these certificates or receipts purchase a U.S. government security and deposit the security in an irrevocable fund or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payments on the U.S. government security. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. government securities, described above. Although typically under the terms of a custodial receipt the fund is authorized to assert its rights directly against the issuer of the underlying obligation, the fund may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer. In addition, if the fund or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

Firm Commitments

The fund may purchase securities on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. The fund will only make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. The fund will set aside liquid assets in an amount at least equal in value to the fund’s commitments to purchase securities on a firm commitment basis. If the value of these assets declines, the fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

See also “When-Issued and Delayed Delivery Securities.”

Stand-by Commitments

A stand-by commitment involves the purchase of municipal securities by the fund together with the right to resell them to the seller or a third party at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a stand-by commitment, and the aggregate price which the fund pays for securities with a stand-by commitment may increase the cost, and thereby reduce the yield, of the security. The primary purpose of this practice is to provide the fund with liquidity as needed. Stand-by commitments involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment, and differences between the maturity of the underlying security and the maturity of the commitment.

43

To Be Announced (“TBA”) Purchase Commitments

TBA purchase commitments are commitments to purchase securities for a fixed price at a future date, typically not exceeding 75 to 90 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities and the fund will set aside cash or other liquid assets in an amount at least equal to such commitments. On delivery dates for such transactions, the fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If the fund chooses to dispose of the TBA security prior to its settlement, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation.

When-Issued and Delayed Delivery Securities

Securities purchased on a “when-issued” or on a “forward delivery basis” means that delivery of the securities occurs beyond customary settlement times. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a “when, as and if issued” basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to the fund until settlement takes place.

At the time the fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the fund will identify on its books cash or liquid assets in an amount at least equal to such commitments. On delivery dates for such transactions, the fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If the fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When the fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the fund’s incurring a loss or missing an opportunity to obtain a price considered advantageous.

Repurchase Agreements

Under the terms of a typical repurchase agreement, the fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed upon price and time, thereby determining the yield during the fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period. The fund may enter into repurchase agreements with respect to U.S. government securities with member banks of the Federal Reserve System and certain non-bank dealers. Under each repurchase agreement, the selling institution is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. The manager or sub-adviser, acting under the supervision of the Board, reviews on an ongoing basis the value of the collateral and the creditworthiness of the counterparties with whom the fund enters into repurchase agreements. In entering into a repurchase agreement, the fund bears a risk of loss in the event the other party to the transaction defaults on its obligations and the fund is delayed or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

44

Reverse Repurchase Agreements

The fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of portfolio securities by the fund to a broker-dealer or other financial institution, with an agreement by the fund to repurchase the securities at an agreed upon price, date and interest payment and are considered borrowings by the fund and are subject to any borrowing limitations set forth under “Investment Policies” in this SAI. The fund may have an opportunity to earn a greater rate of interest on the investment of the cash proceeds of the sale than the fund is required to pay to the counterparty. However, opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid by the fund under the reverse repurchase agreement may not always be available. The use of reverse repurchase agreements involves the speculative factor known as “leverage” and may exaggerate any interim increase or decrease in the value of the fund’s assets. If the fund enters into a reverse repurchase agreement, the fund will maintain assets having a value equal to or greater than the value of its commitments under the agreement. The fund’s liquidity and ability to manage its assets may be adversely affected when it sets aside cash or securities to cover its commitments. Reverse repurchase agreements involve the risk that the market value of the securities sold by the fund may decline below the repurchase price of those securities, that the assets purchased with the proceeds of the agreement decline in value, or that the buyer under a reverse repurchase agreement files for bankruptcy or becomes insolvent.

Borrowing

The fund may borrow in certain circumstances. As discussed under “Investment Policies,” below, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires a fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings.

The SEC takes the position that transactions that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing, including, among others, engaging in mortgage dollar rolls, can be viewed as constituting a form of borrowing and therefore senior securities of the fund for purposes of the 1940 Act. Such a transaction will not be considered to constitute the issuance of a “senior security” by a fund and will not be subject to the 300% asset coverage requirement described above, if the fund sets aside cash, U.S. government securities or other liquid assets equal in value to its obligations in respect of the transaction, or uses other methods permitted under the 1940 Act, the rules and regulations thereunder, or orders issued by the SEC thereunder, to “cover” the transaction.

Borrowing and other transactions used for leverage may cause the value of the fund’s shares to be more volatile than if the fund did not borrow or engage in such transactions. This is because leverage tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Leverage thus creates an opportunity for greater gains, but also greater losses. To repay such obligations, the fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with engaging in leverage, and these costs would offset and could eliminate the fund’s net investment income in any given period.

Lending Fund Securities

Consistent with applicable regulatory requirements, the fund may lend portfolio securities to brokers, dealers and other financial organizations. Cash, letters of credit or U.S. government securities will collateralize the fund’s loan of securities. The fund will maintain the collateral in an amount at least equal to the current market value of the loaned securities. From time to time, the fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the fund and is acting as a “finder.” The fund will comply with the following conditions whenever it loans securities: (i) the fund must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the fund must be able to terminate the loan at any time; (iv) the fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities

45

may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the fund will terminate the loan and regain the right to vote the securities.

Illiquid Securities

Securities that cannot be resold at their approximate carrying value within seven days are considered to be illiquid securities. Repurchase agreements maturing in more than seven days will be considered illiquid. Securities subject to restrictions on resale under the 1933 Act, are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the 1933 Act and are determined to be liquid by the sub-adviser. The sub-advisers determine the liquidity of Rule 144A and other restricted securities according to procedures adopted by the Board. The Board monitors the sub-advisers’ application of these guidelines and procedures. The inability of the fund to dispose of illiquid investments readily or at reasonable prices could impair the fund’s ability to raise cash for redemptions or other purposes.

Corporate Loans

Corporate loans are negotiated and underwritten by a bank or syndicate of banks and other institutional investors. The fund may acquire an interest in corporate loans through the primary market by acting as one of a group of lenders of a corporate loan. The primary risk in an investment in corporate loans is that the borrower may be unable to meet its interest and/or principal payment obligations. The occurrence of such default with regard to a corporate loan in which the Portfolio had invested would have an adverse effect on the fund’s net asset value. Corporate loans in which the Portfolios may invest may be collateralized or uncollateralized and senior or subordinate. Investments in uncollateralized and/or subordinate loans entail a greater risk of nonpayment than do investments in corporate loans which hold a more senior position in the borrower’s capital structure or are secured with collateral.

The fund may also acquire an interest in corporate loans by purchasing both participations (“Participations”) in and assignments (“Assignments”) of portions of corporate loans from third parties. By purchasing a Participation, the fund acquires some or all of the interest of a bank or other leading institution in a loan to a corporate borrower. Participations typically will result in the fund having a contractual relationship only with the lender and not the borrower. The fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the fund may not directly benefit from any collateral supporting the loan in which it has purchased the Participation. As a result, the fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The fund will acquire Participations only if the lender interpositioned between the fund and the borrower is determined by the sub-adviser to be creditworthy. When the fund purchases Assignments from lenders, the fund will acquire direct rights against the borrower on the loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigned lender.

In addition, the fund may have difficulty disposing of its investments in corporate loans. The liquidity of such securities is limited and the portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the portfolio’s ability to dispose of particular Assignments or Participations when necessary to meet the fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for corporate loans also may make it more difficult for the fund to assign a value to those securities for purposes of valuing the fund’s investments and calculating its net asset value. The fund’s policy limiting their illiquid securities will be applicable to investments in corporate loans.

46

Leverage

If the fund borrows and uses the proceeds to make additional investments, income and appreciation from such investments will improve its performance if they exceed the associated borrowing costs but will impair its performance if they are less than such borrowing costs. This speculative factor is known as “leverage.” Leverage creates an opportunity for increased returns to shareholders of the fund but, at the same time, creates special risks. For example, leverage may exaggerate changes in the net asset value of the fund’s shares. Although the principal or stated value of such borrowings will be fixed, the fund’s assets may change in value during the time the borrowing is outstanding. Leverage will create interest or dividend expenses for the fund that can exceed the income from the assets retained. To the extent the income or other gain derived from securities purchased with borrowed funds exceed the interest or dividends the fund will have to pay in respect thereof, the fund’s net income or other gain will be greater than if leverage had not been used. Conversely, if the income or other gain from the incremental assets is not sufficient to cover the cost of leverage, the net income or other gain of the fund will be less than if leverage had not been used. If the amount of income from the incremental securities is insufficient to cover the cost of borrowing, securities might have to be liquidated to obtain required fluids. Depending on market or other conditions, such liquidations could be disadvantageous to the fund.

Short Sales

Short sales of securities are transactions in which the fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete such a transaction, the fund must borrow the security to make delivery to the buyer. The fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the fund. Until the security is replaced, the fund is required to repay the lender any dividends or interest paid during the period of the loan. To borrow the security, the fund also may be required to pay a premium, which would increase the cost of the security sold short. A portion of the net proceeds of the short sale may be retained by the broker (or by the fund’s custodian in a special custody account) to the extent necessary to meet margin sales. The fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of premiums, dividends, interest or expenses the fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by the fund over the price which it was sold short will result in a loss to the fund, and there can be no assurance that the fund will be able to close out the position at any particular time or at an acceptable price. Where short sales are not against the box, losses may be unlimited.

The fund may enter into a short sale “against the box” where it owns the securities sold short (or securities convertible or exchangeable into such securities at no additional cost to the fund). If the fund enters into a short sale against the box, it will be required to hold such securities while the short sale is outstanding. The fund will incur transaction costs, including interest expense, in connection with opening, maintaining, and closing short sales against the box. If the fund engages in any short sales against the box, it will incur the risk that the security sold short will appreciate in value after the sale, with the result that the fund will lose the benefit of any such appreciation. The fund may make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to maintain portfolio flexibility. Short sales may be subject to special tax rules, one of the effects of which may be to accelerate income to the fund.

Temporary Investments

For temporary defensive purposes, during periods when the sub-adviser of the fund believes that pursuing the fund’s basic investment strategy may be inconsistent with the best interests of its shareholders, that fund may invest its assets in the following money market instruments: U.S. government securities (including those purchased in the form of custodial receipts), repurchase agreements, CD’s and bankers’ acceptances issued by U.S. banks or savings and loan associations having assets of at least $500 million as of the end of their most recent fiscal year and high quality commercial paper. The fund’s U.S. dollar-denominated temporary investments are managed by the manager or sub-advisers. The fund also may hold a portion of its assets in money market instruments or cash in amounts designed to pay expenses, to meet anticipated redemptions or pending investment in accordance with its objectives

47

and policies. Any temporary investments may be purchased on a when-issued basis. The fund’s investment in any other short-term debt instruments would be subject to the fund’s investment objectives and policies, and to approval by the Board. For further discussion regarding money market instruments, see the section entitled, “Money Market Instruments” above.

For the same purposes, the fund may invest in obligations issued or guaranteed by foreign governments or by any of their political subdivisions, authorities, agencies or instrumentalities that are rated at least “AA” by an NRSRO, or if unrated, are determined by the manager or sub-adviser to be of equivalent quality. The fund may also invest in obligations of foreign banks, but will limit its investments in such obligations to U.S. dollar-denominated obligations of foreign banks which at the time of investment (i) have assets with a value of more than $10 billion; (ii) are among the 75 largest foreign banks in the world, based on the amount of assets; (iii) have branches in the United States; and (iv) are of comparable quality to obligations issued by United States banks in which the fund may invest in the opinion of the fund’s sub-adviser.

DISCLOSURE OF PORTFOLIO HOLDINGS

For funds in the Legg Mason Partners family of funds, each fund’s board of trustees has adopted policies and procedures developed by LMPFA with respect to the disclosure of the funds’ portfolio securities and any ongoing arrangements to make available information about each fund’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about any fund’s portfolio holdings is in the best interests of such fund’s shareholders, and that any conflicts of interest between the interests of the fund’s shareholders and those of LMPFA, the funds’ distributors or their affiliates, be addressed in a manner that places the interests of fund shareholders first. The policy provides that information regarding a fund’s portfolio holdings may not be shared with non-Legg Mason employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate fund business purposes and in accordance with the policy.

LMPFA’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end for funds other than money market funds, and 25 calendar days following month-end with respect to money market funds. LMPFA believes that this passage of time prevents a third party from benefiting from an investment decision made by a fund that has not been fully reflected by the market.

Under the policy, a fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-Legg Mason employees with simultaneous public disclosure at least 25 days after calendar quarter end, except in the case of a money market fund’s holdings, which may be released with simultaneous public disclosure at least 25 days after month end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end and/or posting the information to LMPFA or the funds’ Internet site that is accessible by the public, or through public release by a third party vendor.

The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

1. A fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2. A fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3. A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4. A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

48

5. A fund’s sector weightings, yield and duration (for fixed income funds), performance attribution (e.g. analysis of the fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6. A fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its Independent Trustees and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, if information about a fund’s portfolio holdings is released pursuant to an ongoing arrangement with any party, a fund must have a legitimate business purpose for the release of the information, and either party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither a fund, nor Legg Mason nor any other affiliated person may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a fund’s portfolio securities will be reviewed at least annually by a fund’s board of trustees.

The approval of a fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with LMPFA’s legal department, as necessary. Exceptions to the policies are reported annually to the fund’s board of trustees.

Currently, the Fund typically discloses its complete portfolio holdings approximately 25 days after calendar quarter-end on Legg Mason’s website, http://www.leggmason.com/individualinvestors.

Set forth below is a list, as of August 31, 2007, of those parties with whom LMPFA, on behalf of the fund, has authorized ongoing arrangements that include the release of portfolio holdings information, the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay Before Dissemination

State Street Bank & Trust Co. (Fund Custodian and Accounting Agent)	Daily	None
Institutional Shareholder Services (Proxy voting services)	As necessary	None
Bloomberg	Quarterly	25 Days after Quarter End
Lipper	Quarterly	25 Days after Quarter End
S&P	Quarterly	25 Days after Quarter End
Morningstar	Quarterly	25 Days after Quarter End
Vestek	Daily	None
Factset	Daily	None
The Bank of New York	Daily	None
Thomson	Semi-annually	None
Dataware	Daily	None
ITG	Daily	None

49

Portfolio holdings information for the Fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay Before Dissemination

Baseline	Daily	None
Frank Russell	Monthly	1 Day
Callan	Quarterly	25 Days after Quarter End
Mercer	Quarterly	25 Days after Quarter End
eVestment Alliance	Quarterly	25 Days after Quarter End
CRA RogersCasey	Quarterly	25 Days after Quarter End
Cambridge Associates	Quarterly	25 Days after Quarter End
Marco Consulting	Quarterly	25 Days after Quarter End
Wilshire	Quarterly	25 Days after Quarter End
Informa Investment Services (Efron)	Quarterly	25 Days after Quarter End
CheckFree (Mobius)	Quarterly	25 Days after Quarter End
Nelsons Information	Quarterly	25 Days after Quarter End
Investor Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly (Calendar)	Sent 1-3 business days following the end of a Quarter
Elkins/McSherry	Quarterly (Calendar)	Sent 1-3 business days following the end of a Quarter
Quantitative Services Group	Daily	None
AMBAC	Daily	None
Deutsche Bank	Monthly	6-8 business days
Fitch	Monthly	6-8 business days
Liberty Hampshire	Weekly and Month End	None
Sun Trust	Weekly and Month End	None
New England Pension Consultants	Quarterly	25 Days after Quarter End
Evaluation Associates	Quarterly	25 Days after Quarter End
Watson Wyatt	Quarterly	25 Days after Quarter End
S&P (Rating Agency)	Weekly Tuesday Night*	1 business day*
Moody’s (Rating Agency)	Monthly*	6-8 business days*
Electra Information Systems	Daily	None
SunGard	Daily	None

*	For a money market fund, the frequency of the release of information to this recipient may be weekly and there may be no delay in the release of the information.

50

INVESTMENT POLICIES

The fund has adopted the following fundamental and non-fundamental investment policies for the protection of shareholders. If the fund adheres to a percentage restriction at the time of an investment by the fund, a later increase or decrease in percentage resulting solely from a change in values of portfolio securities or the amount of total or net assets will not be considered a violation of such percentage restriction.

Fundamental investment policies may not be changed without a vote of a majority of the outstanding voting shares of the fund, defined under the 1940 Act as the lesser of (a) 67% or more of the voting power present at a fund meeting, if the holders of more than 50% of the voting power of the fund are present in person or represented by proxy or (b) more than 50% of the voting power of the fund. The Board may change non-fundamental restrictions at any time.

If any percentage restriction described below is complied with at the time of investment, a later increase or decrease resulting from change in values or assets will not constitute a violation of such restriction.

Fundamental Investment Policies

The fund’s fundamental investment policies are as follows:

1. The fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

2. The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

3. The fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

4. The fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

5. The fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

6. The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

7. Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry, (except that the fund may invest without limit in obligations issued by banks).

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits the fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings and thus subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing,

51

especially when used for leverage, may cause the value of the fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate the fund’s net investment income in any given period. Currently the fund does not contemplate borrowing money for leverage, but if the fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit a fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits the fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. The fund engaging in transactions involving the acquisition or disposition of portfolio securities maybe considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the fund’s manager or a sub-adviser believes the income justifies the attendant risks. The fund also will be permitted by this policy to make loans of money, including to other funds. A fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent a fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased to the extent of the fund’s gross assets. The policy

52

in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent a fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to a fund as to how to classify issuers within or among industries.

The fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Non-Fundamental Investment Policies

Under the non-fundamental policies adopted by the fund, the fund may not:

1. Invest in oil, gas or other mineral exploration or development programs, except that the fund may invest in the securities of companies that invest in or sponsor these programs.

53

2. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

3. Invest more than 10% of its net assets in time deposits maturing in more than seven calendar days.

4. Make investments for the purpose of exercising control or management.

5. Invest in warrants (except as permitted under the fund’s investment goals and policies or other than warrants acquired by the fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the fund’s net assets or if, as a result, more than 2% of the fund’s net assets would be invested in warrants not listed on a recognized U.S. or foreign exchange to the extent permitted by applicable state securities laws.

Diversification

The fund is currently classified as a diversified fund under the 1940 Act. This means that the fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the fund can invest more than 5% of its assets in one issuer. Under the 1940 Act, the fund cannot change its classification from diversified to non-diversified without shareholder approval.

PORTFOLIO TURNOVER

The fund does not intend to seek profits through short-term trading. Nevertheless, the fund will not consider portfolio turnover rate a limiting factor in making investment decisions.

The fund’s turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the fund’s securities. Securities or options with remaining maturities of one year or less on the date of acquisition are excluded from the calculation. Under certain market conditions, the fund authorized to engage in transactions in options may experience increased fund turnover as a result of its investment strategies. For instance, the exercise of a substantial number of options written by the fund (due to appreciation of the underlying security in the case of call options or depreciation of the underlying security in the case of put options) could result in a turnover rate in excess of 100%. The fund’s turnover rate of 100% would occur if all of the fund’s securities that are included in the computation of turnover were replaced once during a period of one year. Increased portfolio turnover necessarily results in correspondingly greater transaction costs which must be paid by a fund.

For the 2007 and 2006 fiscal years, the portfolio turnover rates for the fund were as follows: 67% for 12/31/07 and 224% for 12/31/06. These percentages exclude mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rates would have been 416% and 632%, respectively.

Certain other practices that may be employed by the fund also could result in high portfolio turnover. For example, portfolio securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what a sub-adviser believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of securities.

Portfolio turnover rates may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for redemptions of the fund’s shares as well as by requirements that enable the fund to receive favorable tax treatment.

54

INVESTMENT MANAGERS

The Investment Manager

LMPFA serves as investment manager to the fund pursuant to an investment management agreement (the “Management Agreement”). LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of certain other Legg Mason-sponsored funds. As of December 31, 2007, LMPFA’s total assets under management were approximately $193 billion. LMPFA is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2007, Legg Mason’s assets management operations had aggregate assets under management of approximately $998 billion. LMPFA provides administrative and certain oversight services to the funds.

Under the Management Agreement, subject to the supervision and direction of the Board (the “Board”), the manager is delegated the responsibility of managing the fund in accordance with the fund’s stated investment objective and policies, making investment decisions for the fund, and placing orders to purchase and sell securities. The manager also performs administrative and management services necessary for the operation of the fund, such as (i) supervising the overall administration of the fund, including negotiation of contracts and fees with, and the monitoring of performance and billings of, the fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the fund’s existence, and (v) maintaining the registration and qualification of the fund’s shares under federal and state laws.

All orders for transactions in securities on behalf of the fund are made by management, with broker-dealers selected by management, including affiliated brokers. In placing orders management will seek to obtain the most favorable price and execution available. In selecting broker-dealers, management may consider research and brokerage services furnished to it and its affiliates.

The Management Agreement has an initial term ending November 30, 2007 and will continue in effect from year to year thereafter if such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose.

The Management Agreement provides that the manager may render services to others. The Management Agreement is terminable without penalty on not more than 60 days’ nor less than 30 days’ written notice by the fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the fund (as defined in the 1940 Act) or by a vote of a majority of the Trustees, or by the manager on not less than 90 days’ written notice, and will automatically terminate in the event of its assignment. The Management Agreement provides that neither the manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties.

As compensation for its services, LMPFA receives a monthly management fee at an annual rate based upon average daily net assets of the fund as follows:

Breakpoint Schedule
Based on Net Assets of
the Fund	Management Fee

First $1 billion	0.65%
Next $1 billion	0.625%
Next $3 billion	0.60%
Next $5 billion	0.575%
Over $10 billion	0.55%

55

The manager and each sub-adviser pay the salaries of all officers and employees who are employed by both it and the fund, maintains office facilities for the fund and bears all expenses in connection with the performance of their respective services under the management agreements or the sub-advisory agreement with the fund.

The fund paid or incurred the following investment advisory fees for the fiscal years ended December 31, 2007, 2006 and 2005 to its manager. Prior to August 1, 2006, the fund’s investment manager was SBFM.

	Investment Management Fee Paid
	During Fiscal Year Ended December 31
Investment Manager	2007	2006		2005

Smith Barney Fund Management LLC	N/A	$317,304	**	$443,690	*
Legg Mason Partners Fund Advisor, LLC	$454,259	212,812	**	N/A

*	The fund also paid SBFM administration fees for the fiscal year ended December 31, 2005 in the amount of $175,198.

**	SBFM waived $1,988 in investment management fees otherwise due and reimbursed the fund in the amount of $1,537. SBFM received investment management fees in the amount of $315,316 net of fee waivers. LMPFA reimbursed the fund in the amount of $3,451.

The Sub-Advisers

Western Asset, serves as the sub-adviser to the fund pursuant to a sub-advisory agreement between the manager and Western Asset (a “Sub-Advisory Agreement”). Western Asset Limited, serves as an investment sub-adviser to the fund under a sub-Advisory Agreement between Western Asset Limited and Western Asset (“Sub-Sub-Advisory Agreement”). Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101. Western Asset Limited has offices at 10 Exchange Place, London, England.

Under the Sub-Advisory Agreement, subject to the supervision and direction of the Board and the manager, the sub-adviser will manage the fund’s portfolio (or allocated portion thereof) in accordance with the fund’s stated investment objective(s) and policies, assist in supervising all aspects of the fund’s operations, make investment decisions for the fund, place orders to purchase and sell securities, and employ professional fund managers and securities analysts who provide research services to the fund.

The Sub-Advisory Agreement and will continue in effect from year to year provided such continuance is specifically approved at least annually (a) by the fund’s Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of the fund (as defined in the 1940 Act) may terminate a Sub-Advisory Agreement without penalty on not more than 60 days’ written notice to the subadviser. The manager or a sub-adviser may terminate a Sub-Advisory Agreement on 90 days’ written notice without penalty. The Sub-Advisory Agreement will terminate automatically in the event of assignment by the subadviser and shall not be assignable by the manager without the consent of the subadviser.

As compensation for its sub-advisory services, the manager will pay Western Asset a fee equal to 70% of the management fee paid to LMPFA, net of expense waivers and reimbursements. The sub-advisory agreement went into effect on August 1, 2006. For the fiscal year ended December 31, 2007, the manager paid fees to Western Asset equal to $317,989. Western Asset pays a portion of its fees to Western Asset Limited.

Expenses

In addition to amounts payable under its Management Agreement, the fund is responsible for its own expenses, including, among other things, interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing

56

prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the fund, if any; and the fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the fund and its officers, Board members and employees; litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the fund is a party and the legal obligation which the fund may have to indemnify the fund’s Board members and officers with respect thereto, and expenses related to a portfolio reorganization.

Management may agree to waive fees and/or reimburse operating expenses for one or more classes of shares, either through contractual or voluntary arrangements. Any such waivers and/or reimbursements are described in the fund’s Prospectus. The contractual and voluntary fee waivers and/or reimbursements do not cover extraordinary expenses, such as (a) any expenses or charges related to litigation, derivative actions, demand related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time; (b) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes; and (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of the fund or class or the acquisition of all or substantially all of the assets of another fund or class; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of the fund or class (except to the extent relating to routine items such as the election of board members or the approval of the independent registered public accounting firm); and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time.

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act, the manager, the sub-advisers and the distributor have adopted Codes of Ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the Codes of Ethics and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Copies of the Codes of Ethics of the fund’s manager, the sub-advisers and the distributors are on file with the SEC.

57

PORTFOLIO MANAGER DISCLOSURE

Portfolio Managers

The following tables set forth certain additional information with respect to the portfolio managers for the fund. Unless noted otherwise, all information is provided as of December 31, 2007.

Other Accounts Managed by Portfolio Managers

The table below identifies, for the portfolio managers, the number of accounts (other than the fund with respect to which information is provided) for which he or she has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered Investment	Other Pooled Investment
Portfolio Manager(s)	Companies	Vehicles	Other Accounts

S. Kenneth Leech	114 registered investment companies with $121.74 billion in total assets under management	239 other pooled investment vehicles with $212 billion in total assets under management	1,069 other accounts with $300.57 billion in total assets under management (of which 95 other accounts with $32.73 billion in total assets under management pay a performance fee)

Stephen A. Walsh	114 registered investment companies with $121.74 billion in total assets under management	239 other pooled investment vehicles with $212 billion in total assets under management	1,069 other accounts with $300.57 billion in total assets under management (of which 95 other accounts with $32.73 billion in total assets under management pay a performance fee)

Michael C. Buchanan	14 registered investment companies with $7.81 billion in total assets under management	7 other pooled investment vehicle with $5.11 billion in total assets under management	12 other accounts with $816.21 million in total assets under management (of which 1 other account with $90.08 million in total assets under management pay a performance fee)

Carl L. Eichstaedt	12 registered investment companies with $3.81 billion in total assets under management	6 other pooled investment vehicles with $1.84 billion in total assets under management	98 other accounts with $20.24 billion in total assets under management (of which 3 other accounts with $1.08 million in total assets under management pay a performance fee)

Keith J. Gardner	7 registered investment companies with $1.31 billion in total assets under management	6 other pooled investment vehicles with $1.72 billion in total assets under management	1 other account with $14.69 million in total assets under management (of which 1 other account with $14.69 million in total assets under management pay a performance fee)

Mark S. Lindblooom	6 registered investment companies with $2.73 billion in total assets under management	3 other pooled investment vehicles with $242.08 million in total assets under management	32 other accounts with $7.19 billion in total assets under management (of which 4 other account(s) with $1.30 billion in total assets under management pay a performance fee)

58

	Registered Investment	Other Pooled Investment
Portfolio Manager(s)	Companies	Vehicles	Other Accounts

Edward A. Moody	3 registered investment companies with $821.45 million in total assets under management	1 other pooled investment vehicle with $64.45 million in total assets under management	88 other accounts with $17.05 billion in total assets under management (of which 8 other accounts with $3.14 billion in total assets under management pay a performance fee)

Detlev S. Schlichter	2 registered investment companies with $231.41 million in total assets under management	29 other pooled investment vehicles with $4.8 billion in total assets under management	72 other accounts with $28.13 billion in total assets under management (of which 21 other accounts with $8.5 billion in total assets under management pay a performance fee)

‡	The numbers above reflect the overall number of funds managed by employees of Western Asset and the manager and its affiliates. In addition to the funds noted above, these portfolio managers also are involved in the management of portfolios advised by Western Asset and its affiliates, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client funds benefit from a consensus that draws on the expertise of all team members.

Portfolio Manager Compensation

Western Asset’s and Western Asset Limited’s compensation systems assign each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, each sub-adviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the sub-adviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3, and 5 year basis for compensation with 3 years having the most emphasis. A sub-adviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the fund) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account, though relative performance against the stated benchmark and its applicable Lipper peer group is also considered. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the sub-adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the sub-adviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These were determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Potential conflicts of interest may arise when a fund’s portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for all the fund portfolio managers.

59

The manager, the sub-advisers and the fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the manager and the sub-advisers and the individuals that they employ. For example, the manager and each sub-adviser seek to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The manager and each sub-adviser have also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the manager, the sub-adviser and the fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

Allocation of Limited Time and Attention.  A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities.  If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies.  At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that the fund and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers.  Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide the manager or sub-advisers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Compensation.  A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the sub-adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. For this reason, each subadviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

Related Business Opportunities.  The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

60

Portfolio Manager Securities Ownership

The table below identifies ownership of fund securities by the portfolio managers. Shares of the fund are not available for purchase by individuals.

Dollar Range of
Fund Investment Manager(s)	Ownership of Securities

S. Kenneth Leech	None
Stephen A. Walsh	None
Carl L. Eichstaedt	None
Edward A. Moody	None
Mark Lindbloom	None
Detlev Schlichter	None
Michael C. Buchanan	None
Keith J. Gardner	None

Portfolio Transactions

Subject to such policies as may be established by the Board from time to time, the fund’s sub-adviser is primarily responsible for the fund’s portfolio decisions and the placing of the fund’s portfolio transactions.

Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price of those securities includes an undisclosed commission or mark-up. Over-the-counter purchases and sales are transacted directly with principal market makers except where it is believed that better prices and executions may be obtained elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. The purchase by the fund of participations or assignments may be pursuant to privately negotiated transactions pursuant to which the fund may be required to pay fees to the seller or forgo a portion of payments in respect of the participation agreement.

Pursuant to each Management Agreement and Sub-Advisory Agreement, the manager and each applicable sub-adviser is authorized to place orders pursuant to its investment determinations for the fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The general policy of the manager and each sub-adviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker-dealer, the competitiveness of the price and the commission, the research services received and whether the broker-dealer commits its own capital.

In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the fund and/or the other accounts over which the manager, a sub-adviser or its affiliates exercise investment discretion. The manager and sub-adviser are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the manager or sub-adviser, as applicable, determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the manager or the sub-adviser, as applicable, and its affiliates have with respect to accounts over which they exercise investment discretion. The manager or sub-adviser may also have arrangements with brokers pursuant to which such brokers provide research services to the manager or sub-adviser, as applicable, in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases the fund’s costs, neither the manager nor any sub-adviser believes that the receipt of such brokerage and research services significantly reduces its expenses. Arrangements for the receipt of research services from brokers may create conflicts of interest.

61

Research services furnished to the manager or a sub-adviser by brokers who effect securities transactions for the fund may be used by the manager or sub-adviser, as applicable, in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the manager or sub-adviser by brokers who effect securities transactions for other investment companies and accounts which the manager or sub-adviser manages may be used by the manager or sub-adviser, as applicable, in servicing the fund. Not all of these research services are used by the manager or sub-adviser in managing any particular account, including the fund.

The fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through “affiliated broker/dealers,” as defined in the 1940 Act. The Board has adopted procedures in accordance with Rule 17e-1 promulgated under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate. Any such compensation will be paid in accordance with applicable SEC regulations.

In certain instances there may be securities that are suitable as an investment for the fund as well as for one or more of the manager or a sub-adviser’s other clients. Investment decisions for the fund and for the manager’s or sub-adviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the fund. When purchases or sales of the same security for the fund and for other funds managed by manager or sub-adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

The fund paid brokerage commissions for the fiscal year ended December 31, 2007 and December 31, 2006 in the amount of $2,705 and $3,882, respectively. The fund did not pay any brokerage commission for fiscal year ended December 31, 2005.

For the fiscal year ended December 31, 2007, the fund did not pay commissions to brokers that provided research services.

As of December 1, 2005, LMIS became an underwriter of the fund under the 1940 Act. For the period December 1, 2005 through December 31, 2006 and for the fiscal year ended December 31, 2007, the fund did not pay any brokerage commissions to LMIS or its affiliates.

As of December 1, 2007, Citigroup Global Markets Inc. (“CGMI”) no longer serves as a distributor of the fund. No brokerage commissions were paid to CGMI by the fund during its last three fiscal years.

During the fiscal year ended December 31, 2007, the fund purchased securities issued by the following regular broker-dealers of the fund, which had the following values as of December 31, 2007.

	D = Debt	Value of Securities as of
Broker-Dealer	E = Equity	December 31, 2007

JPMorgan Chase & Co	D	$1,838,305
Bear Stearns & Co., Inc	D	$1,173,229
Morgan Stanley	D	$1,021,536
Banc of America Securities LLC	D	$775,842
Lehman Brothers Inc.	D	$676,834
Merrill Lynch, Pierce, Fenner & Smith, Inc.	D	$468,230
Goldman Sachs & Co	D	$149,593
Credit Suisse	D	$71,740

62

DETERMINATION OF NET ASSET VALUE

The net asset value per share of the portfolio is calculated on each day, Monday through Friday, excepts days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in class-specific expenses, the per share net asset value of each class will differ. Please see the prospectus for a description of the procedures used by the fund in valuing its assets.

PURCHASE AND REDEMPTION OF SHARES

Investment in the fund is available only to owners of either variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts [and certain qualified plans]. It is possible that in the future it may become disadvantageous for both variable annuity and variable life insurance separate accounts to be invested simultaneously in the fund. However, the fund does not currently foresee any disadvantages to the contractowners of the different contracts which are funded by such separate accounts. The Board monitors events for the existence of any material irreconcilable conflict between or among such owners, and each Participating Insurance Company will take whatever remedial action may be necessary to resolve any such conflict. Such action could include the sale of fund shares by one or more of the Participating Insurance Company separate accounts which fund these contracts, which could have adverse consequences to the fund. Material irreconcilable conflicts could result from, for example: (a) changes in state insurance laws; (b) changes in U.S. Federal income tax laws; or (c) differences in voting instructions between those given by variable annuity contractowners and those given by variable life insurance contractowners. If the Board were to conclude that separate series of the fund should be established for variable annuity and variable life separate accounts, each Participating Insurance Company would bear the attendant expenses. Should this become necessary, contractowners would presumably no longer have the economies of scale resulting from a larger combined mutual fund.

Redemption of Shares

Redemption payments shall be made wholly in cash unless the Trustees believe that economic conditions exist that would make such a practice detrimental to the best interests of the fund and its remaining shareowners. If redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described in the prospectuses and a shareholder would incur brokerage expenses if these securities were then converted to cash.

Purchase of Shares

The fund offers its shares of beneficial interest on a continuous basis. Investors should read this SAI and the fund’s current prospectus along with the Policy prospectus.

Share certificates for the fund will no longer be issued. If you currently hold share certificates of the fund, such certificates will continue to be honored.

Sales Charges and Surrender Charges

The fund does not assess any sales charge, either when it sells or when it redeems shares. Surrender charges may be assessed under the Policies, as described in the applicable Policy prospectus. Mortality and expense risk fees and other charges are also described in those prospectuses. Shares of the fund are currently offered exclusively to Policy owners.

63

TAXATION

General

The following is a summary of certain federal income tax considerations that may affect the fund and its shareholders. The discussion relates only to federal income tax law as applicable to U.S. citizens. Distributions by the fund also may be subject to state, local and foreign taxes, and their treatment under state, local and foreign tax laws may differ from the federal income tax treatment. The summary is not intended as a substitute for individualized tax advice, and investors are urged to consult their tax advisors as to the tax consequences of an investment in any fund of the Trust.

Tax Status of the Fund

The fund expects to be treated as a separate taxable entity for federal income tax purposes and intends to qualify each taxable year as a “regulated investment company” under the Code. If the fund so qualifies, the fund will not be liable for federal income taxes to the extent that its taxable net investment income and net realized capital gains are distributed to its shareholders, provided that such fund distributes at least 90% of the sum of its net investment income and any excess of its net short-term capital gain over its net long-term capital loss and complies with certain other requirements regarding the sources of its income and diversification of its assets. If the fund were to fail to qualify as a regulated investment company under the Code for any year, the fund would incur a regular corporate federal income tax upon its taxable income, its distributions would generally be taxable as ordinary income to the shareholders, and investments in the fund through life insurance separate accounts would no longer qualify for the look-through treatment described below, with potential adverse consequences for contract holders as described below.

The fund intends to accrue dividend income for federal income tax purposes in accordance with the rules applicable to regulated investment accounts. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by the funds as taxable income.

The fund intends at least annually to declare and make distributions of substantially all of its taxable income and net taxable capital gains to its shareholders (i.e., the Separate Accounts). Such distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the federal income tax treatment of distributions to the Separate Accounts and of the holders of the contracts.

On December 31, 2007, the fund’s unused capital loss carryforwards were approximately $8,324,496. For Federal income tax purposes, these amounts are available to be applied against future capital gains of the Portfolio that has the carryovers, if any, that are realized prior to the expiration of the applicable carryover. The carryovers for the fund expire as follows:

December 31,
2008	2009	2010	2011	2012	2013	2014	2015
(In thousands)

$449	$4,544	$2,119	—	—	—	$1,079	$134

Tax Treatment of Shareholders

Each separate account that invests in the fund must meet certain diversification requirements under Section 817(h) of the Code in order for the associated contracts to be treated as “life insurance contracts” under the Code. If the account is not sufficiently diversified and the contracts are not treated as life insurance contracts, the contract holders generally will be subject to tax on all taxable distributions from that fund, and on all sales, exchanges or redemptions of interests in that fund.

If all of the beneficial interests in the fund are held by one or more insurance companies and certain other eligible holders, the diversification requirements of Section 817(h) may be applied by taking into account the assets of the fund, rather than treating the interest in the fund as a separate investment of each separate account investing in

64

the fund. Beneficial interests in the fund is currently being offered only to separate accounts of participating life insurance companies and other qualifying holders.

The fund intends to diversify its assets in accordance with the requirements of Section 817(h) so that, assuming that the look-through treatment described above is available, any separate account invested wholly in the fund would also satisfy such diversification requirements. In particular, the fund will diversify its investments so that on the last day of each calendar quarter or within 30 days after such last day no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. In applying those percentage tests, all securities of the same issuer generally will be treated as a single investment. However, in the case of government securities, each government agency or instrumentality will be considered to be a separate issuer. The undertaking by the Trust to ensure that the fund meets such diversification requirements may limit the ability of the fund to make certain otherwise permitted investments.

OTHER INFORMATION ABOUT THE FUND

Organization of the Fund

The Trust

The certificate of trust to establish the Trust was filed with the State of Maryland on October 4, 2006. As of April 30, 2007, the fund was redomiciled as a series of the Trust. Prior thereto, the fund was a series of Legg Mason Partners Variable Portfolios II, a Massachusetts business trust. The fund is an open-ended, management investment company.

The fund is a series of the Trust, a Maryland business trust. A Maryland business trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the trustees and shareholders of the business trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the Trustees as set forth in the Trust’s declaration of trust. Some of the more significant provisions of the declaration are described below (referred to in this section as the “declaration”).

Shareholder Voting

The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the Trustees without seeking the consent of shareholders. The Trustees may, without shareholder approval, amend the declaration or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any series or class to another entity, or a series or class of another entity, or terminate the Trust or any series or class.

The fund is not required to hold an annual meeting of shareholders, but the fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares the shareholder owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the Trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees

The declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The declaration also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that Trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of

65

the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

Amendments to the Declaration

The Trustees are authorized to amend the declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been shareholders, trustees, officers, or employees of the Trust or that limit the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.

Issuance and Redemption of Shares

The fund may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine. The fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide the fund with identification required by law, or if the fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings

The declaration specifically requires shareholders, upon demand, to disclose to the fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the fund may disclose such ownership if required by law or regulation.

Small Accounts

The declaration provides that the fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the declaration permits the fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes

The declaration provides that the trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Trustees may change any of those features, terminate any series or class, combine series with other series in the Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.

Each share of the fund, as a series of the Trust, represents an interest in the fund only and not in the assets of any other series of the Trust.

Shareholder, Trustee and Officer Liability

The declaration provides that shareholders are not personally liable for the obligations of the fund and requires the fund to indemnify a shareholder against any loss or expense arising from any such liability. In addition, the fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The declaration further provides that a trustee acting in his or her capacity of Trustee is not personally liable to any person other than the Trust or its shareholders, for any act, omission, or obligation of the trust. Further, a Trustee is held to the same standard of conduct as a director of a Maryland corporation. This requires that a Trustee perform his or her duties in good faith and in a manner he or she reasonably believes to be in the best interests of the trust or a

66

series thereof, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The declaration also permits the limitation of a Trustee’s liability to the full extent provided under Maryland law. Under current Maryland law, a Trustee is liable to the Trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the Trustee is entered in a proceeding based on a finding in the proceeding that the Trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The declaration requires the trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The declaration provides that any Trustee who serves as chair of the Board or of a committee of the Board, lead independent Trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions

The declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the fund’s Trustees. The declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the fund, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the fund. The declaration further provides that shareholders owning shares representing at least 5% of the voting power of the affected fund must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the fund in connection with the consideration of the demand, if in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the shareholders bringing the action may be responsible for the fund’s costs, including attorneys’ fees.

The declaration further provides that the fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the fund is obligated to pay shall be calculated using reasonable hourly rates. The declaration also requires that actions by shareholders against the fund be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGMI a former distributor of the fund, and a number of its then affiliates, including SBFM, and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to the fund (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The

67

complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the funds in which none of the plaintiffs had invested, and dismissing those Defendant Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM. SBAM and CGMI as investment advisers to the identified funds, as well as CGMI as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The fund is not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against the fund or any of its Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint. The Second Amended Complaint Defendents filed a motion to dismiss the Second Amended Complaint.

On December 3, 2007, the court granted the Defendant’s motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*  *  *

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the fund (the “Affected Funds”).

The SEC order found that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also found that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately

68

$24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

*  *  *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described above. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the fund’s management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was later entered. An appeal has been filed and is pending before the U.S. Court of Appeals for the Second Circuit.

*  *  *

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1).

On September 27, 2007, SBFM and SBAM, without admitting or denying any findings therein, consented to the entry of an order by the SEC relating to the disclosure by certain other funds that are closed-end funds of the sources of distributions paid by the funds between 2001 and 2004. Each of SBFM and SBAM agreed to pay a fine of $450,000, for which it was indemnified by Citigroup, Inc., its former parent. It is not expected that this matter will adversely impact the funds or their current manager.

*  *  *

On or about May 30, 2006, John Halebian, a purported shareholder of Citi New York Tax Free Reserves, a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit). The Subject Trust also is named in the complaint as a nominal defendant.

The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management

69

business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the board of the Subject Trust, and the board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the board. The committee, after a thorough review, has determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also has so determined and, adopting the recommendation of the committee, has directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Court. The appeal is pending.

*  *  *

The foregoing speaks only as of the date of this SAI. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Annual and Semi-Annual Reports

The fund sends its shareholders a semi-annual report and an audited annual report, which include listings of investment securities held by the fund at the end of the period covered. In an effort to reduce the fund’s printing and mailing costs, the fund consolidates the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. In addition, the fund also consolidates the mailing of its prospectus so that a shareholder having multiple accounts will receive a single prospectus annually.

Shareholders who do not want this consolidation to apply to their accounts should contact their Service Agent or the transfer agent.

Distribution

Legg Mason Investor Services LLC (“LMIS” or “distributor”), a wholly owned broker-dealer subsidiary of Legg Mason, located at 100 Light Street, Baltimore, Maryland 21202, is the sole and exclusive distributor of the fund pursuant to a written agreement dated December 1, 2005 as amended (the “distribution agreement”).

Prior to December 1, 2007, Citigroup Global Markets Inc. (“CGMI”), an indirect subsidiary of Citigroup Inc., served as a co-distributor of the fund.

LMIS may be deemed to be an underwriter for purposes of the 1933 Act. The distributor’s obligation is an agency or “best efforts” arrangement under which the distributor is required to take and pay only for such shares of the fund as may be sold to the public. The distributor is not obligated to sell any stated number of shares. The distribution agreement is renewable from year to year if approved (a) by the Trustees or by a vote of a majority of the fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Independent Trustees by votes

70

cast in person at a meeting called for such purpose. The distribution agreement provides that it will terminate if assigned and that it may be terminated without penalty by either party on 60 days’ written notice.

Proxy Voting Guidelines and Procedures

Although individual Trustees may not agree with particular policies or votes by the manager or sub-advisers, the Board has delegated proxy voting discretion to the manager and/or the sub-advisers, believing that the manager and/or the sub-advisers should be responsible for voting because it is a matter relating to the investment decision making process.

LMPFA delegates the responsibility for voting proxies for the fund, as applicable, to the sub-advisers through its contracts with the sub-advisers. The sub-advisers will use their own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of a Sub-adviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent sub-adviser to vote proxies until a new sub-adviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and the fund, the Board of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from the sub-advisers and providing them to the fund as required for the fund to comply with applicable rules under the 1940 Act.

The sub-advisers’ Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and is attached as Appendix B to this SAI.

Information regarding how the fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 1-888-425-6432, (2) on the fund’s website at http://www.leggmason.com/individualinvestors and (3) on the SEC’s website at http://www.sec.gov.

Custodian and Transfer Agent

State Street, located at One Lincoln Street, Boston, Massachusetts 02112, serves as custodian for the fund. State Street, among other things, maintains a custody account or accounts in the name of the fund; receives and delivers all assets for the fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the fund; and makes disbursements on behalf of the fund. State Street neither determines the fund’s investment policies, nor decides which securities the fund will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street also may act as the fund’s securities lending agent and, in that case, would receive a share of the income generated by such activities.

PFPC, 4400 Computer Drive, Westborough, Massachusetts 01581, serves as the fund’s transfer agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month, and is reimbursed for out-of-pocket expenses.

Counsel

Bingham McCutchen LLP, 150 Federal Street, Boston, Massachusetts 02110, serves as counsel to the fund.

Sullivan & Worcester LLP, 1666K Street, N.W., Washington, D. C. 20006, serves as counsel to the Independent Trustees.

71

Independent Registered Public Accounting Firm

KPMG LLP, independent registered public accounting firm, 345 Park Avenue, New York, New York 10154, has been selected to audit and report upon the fund’s financial statements and financial highlights for the fiscal year ending December 31, 2008.

72

FINANCIAL STATEMENTS

The audited financial statements of the fund (Statement of Assets and Liabilities as of December 31, 2007, Statement of Operations for the year ended December 31, 2007, Statement of Changes in Net Assets for each of the years in the two-year period ended December 31, 2007, Financial Highlights for each of the years in the five-year period ended December 31, 2007, and Notes to Financial Statements, along with the Report of Independent Registered Public Accounting Firm, each of which is included in the Annual Report to Shareholders of the fund), are incorporated herein by reference (filed on March 4, 2008; Accession No. 0000950123-08-002496).

73

Appendix A
DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Description of Moody’s Investors Service, Inc.’s Long-Term Obligation Ratings:

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa — Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa — Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa — Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba — Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B — Obligations rated B are considered speculative and are subject to high credit risk.

Caa — Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C — Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s US Municipal and Tax Exempt Ratings:

Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody’s assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody’s municipal long-term rating scale differs from Moody’s general long-term rating scale. (Please refer to Corporate Equivalent Ratings under Policies and Procedures.)

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality’s ability to repay its debt.

Municipal Long-Term Rating Definitions:

Aaa — Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa — Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A — Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa — Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ba — Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B — Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Caa — Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca — Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C — Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note: Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s US Municipal Short-Term Debt And Demand Obligation Ratings:

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels — “MIG 1” through “MIG 3.” In addition, those short-term obligations that are of speculative quality are designated “SG,” or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1 — This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 — This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 — This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG — This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Investors Service, Inc.’s Demand Obligation Ratings:

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1 — This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 — This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 — This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG — This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Moody’s Investors Service, Inc.’s Short-Term Prime Ratings:

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

P-1 — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Description of Standard & Poor’s Ratings Group’s Long-Term Issue Credit Ratings:

Issue credit ratings are based, in varying degrees, on the following considerations: (1) likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA — An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA — An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial obligations is very strong.

A — An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C — Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB — An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC — An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C — A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D — An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (−): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (−) sign to show relative standing within the major rating categories.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Description of Standard & Poor’s Ratings Group’s Ratings of Notes:

A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

—	Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

—	Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1 — Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 — Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 — Speculative capacity to pay principal and interest.

Description of Standard & Poor’s Ratings Group’s Short-Term Issue Credit Ratings:

A-1 — Short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

A-2 — Short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 — Short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B — A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1 — A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2 — A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3 — A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C — A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D — A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date. Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Description of Standard & Poor’s Ratings Group’s Ratings of Commercial Paper:

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A” for the highest-quality obligations to “D” for the lowest. These categories are as follows:

A-1 — This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 — Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated ‘A-1’.

A-3 — Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B — Issues rated ‘B’ are regarded as having only speculative capacity for timely payment.

C — This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D — Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes such payments will be made during such grace period.

Description of Standard & Poor’s Ratings Group’s Dual Ratings:

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, “AAA/A-1+”). With short-term demand debt, Standard & Poor’s note rating symbols are used with the commercial paper rating symbols (for example, “SP-1+/A-1+”).

Description of Fitch Ratings International Long-Term Credit Ratings:

International Long-Term Credit Ratings (“LTCR”) may also be referred to as “Long-Term Ratings.” When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations. The following rating scale applies to foreign currency and local currency ratings.

Investment Grade

AAA — Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA — Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A — High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB — Good credit quality. “BBB” ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB — Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B — Highly speculative. For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, ‘B’ ratings may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘R1’ (outstanding).

CCC — For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘R2’ (superior), or ‘R3’ (good) or ‘R4’ (average).

CC — For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘R4’ (average) or ‘R5’ (below average).

C — For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘R6’ (poor).

RD — Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D — Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following: (i) failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; (ii) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or (iii) the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Description of Fitch Ratings International Short-Term Credit Ratings:

International Short-Term Credit Ratings may also be referred to as “Short-Term Ratings.” The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1 — Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 — Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 — Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B — Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C — High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D — Default. Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to Fitch Ratings International Long-Term and Short-Term Credit Ratings:

The modifiers “+” or “−” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/− modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term ‘put’ or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only: Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only: Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

‘PIF’: Paid-in-Full; denotes a security that is paid-in-full, matured, called, or refinanced.

‘NR’ indicates that Fitch Ratings does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

Appendix B

PROXY VOTING POLICIES AND PROCEDURES OF
WESTERN ASSET MANAGEMENT COMPANY AND
WESTERN ASSET MANAGEMENT COMPANY LIMITED

Proxy Voting

Background

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

Policy

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

Procedure

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

B-1

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f. Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

B-2

e. A proxy log including:

  1. Issuer name;

  2. Exchange ticker symbol of the issuer’s shares to be voted;

3.	Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

  4. A brief identification of the matter voted on;

  5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

  6. Whether a vote was cast on the matter;

  7. A record of how the vote was cast; and

  8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions

B-3

reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

B-4

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III.	Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.	Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

B-5

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

B-6